KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
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INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-BLUE CHIP GROWTH FUND







                                      SEMI
                                     ANNUAL








SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

     Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

     The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

------------------------------------------
         VIF-BLUE CHIP GROWTH FUND
        AVERAGE ANNUAL TOTAL RETURN
             AS OF 6/30/00 (1)

1 year                            33.61%
------------------------------------------
Since inception (8/97)            30.67%
------------------------------------------

Graph:      VIF-Blue Chip Growth Fund
            Total Return Since Inception vs S&P 500 Index

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Blue Chip Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through June 30, 2000.

VIF-BLUE CHIP GROWTH FUND

     For the six-month period ended June 30, 2000, the value of your shares rose 11.65%. This is comparable to the return of the S&P 500 Index, which fell 0.43% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

     In June, the markets recovered from an earlier wave of inflation anxiety to end a very difficult quarter. These concerns had been spawned by a series of higher reported inflation figures as well as the central bank's negative statements at its May meeting. The June producer and consumer inflation figures showed moderating inflation following the earlier oil price surge, followed by June's purchasing managers' prices paid index, which was down for the third month in a row. As a result, equity markets recovered somewhat, with the Nasdaq Composite up strongly after a dramatic pullback that reached bottom in late May.

     The fund's overall results were very strong for the first half of the year, as solid returns to start the year and a strong comeback in June more than compensated for losses suffered in April and May. Our strategy of focusing on high-growth companies and running a concentrated portfolio played well as investors returned to leading companies in technology, communications, and health care.

     In April, in a continuation of March's subdued environment, the fund's holdings in technology and communication services -- the sectors having the strongest growth prospects -- substantially lagged the rest of the market. Several of the fund's large-cap tech leaders, including Cisco Systems and Nortel Networks, lost substantial ground, and smaller tech stocks, such as VERITAS Software, were down even more. Communications services stocks, such as Nextel Communications, were also down sharply. Health care, on the other hand, performed well, resisting a difficult market. Meanwhile, Pfizer Inc, one of the fund's largest holdings, outperformed strongly.

     As would be expected, the poor performance of the Nasdaq Composite in May continued to encumber the portfolio's technology and telecommunications holdings. However, several companies in these sectors were able to swim against the tide and turned in strong performance. Winners included SDL Inc, VERITAS Software and VeriSign Inc. These were partially offset by the poor performance of DoubleClick Inc. Outside of technology, Genentech Inc and Amazon.com Inc lost ground during the month. On the other hand, Hughes Electronics posted healthy gains after the General Motors exchange offer. Finally, the fund's health care stocks, led by Pfizer Inc, and its financial shares, led by Citigroup Inc, buoyed performance.

     Many of the fund's technology stocks returned to favor in June. Networking stock Redback Networks was one of the top performers, with investors enthusiastic about its enrollment of new customers and alliances. Internet holdings were mixed, as Ariba Inc came back strongly while Amazon, DoubleClick, and America Online moved lower or sideways. Several of the fund's health care holdings were also strong performers, as biotechnology regained market interest, and investors sought havens from an apparent economic slowdown.

     We would not be surprised if the technology pullback that began in March -- although more dramatic than seen in recent years -- once again proves to have been seasonal in nature. In the meantime, however, we will continue to focus on true growth sectors that prove relatively immune to economic slowdown.

FUND MANAGEMENT

     VIF-Blue Chip Growth Fund is managed by Vice President Trent E. May. He received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO Funds Group in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

     Vice President Douglas J. McEldowney is co-manager of the fund. He received a BA in Finance from the University of Kentucky and a Masters in Business Administration from Rollins College. Before joining INVESCO Funds Group in 1999, he was Senior Vice President and Portfolio Manager at Bank of America Investment Management in Sarasota, Florida. He is a Chartered Financial Analyst and a Certified Public Accountant.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
45.31 COMMON STOCKS
2.31  BIOTECHNOLOGY-- HEALTH CARE
      Affymetrix Inc(a)                                    100     $   16,512
      Celgene Corp(a)                                      400         23,550
      Genentech Inc(a)                                     300         51,600
      MedImmune Inc(a)                                     300         22,200
================================================================================
                                                                      113,862
0.88  BROADCASTING
      Clear Channel Communications(a)                      110          8,250
      General Motors Class H Shrs(a)                       400         35,100
================================================================================
                                                                       43,350
2.24  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                        200         33,337
      JDS Uniphase(a)                                      300         35,962
      Nortel Networks                                      600         40,950
================================================================================
                                                                      110,249
12.11 COMPUTER RELATED
      Brocade Communications Systems(a)                    200         36,697
      Cisco Systems(a)                                     900         57,206
      Dell Computer(a)                                     600         29,587
      EMC Corp(a)                                          300         23,081
      InfoSpace Inc(a)                                     900         49,725
      Intuit Inc(a)                                        900         37,237
      i2 Technologies(a)                                   365         38,057
      Juniper Networks(a)                                  100         14,556
      Microsoft Corp(a)                                  1,730        138,400
      Oracle Corp(a)                                       300         25,219
      Redback Networks(a)                                  300         53,400
      Sun Microsystems(a)                                  400         36,375
      Sycamore Networks(a)                                 200         22,075
      3Com Corp(a)                                         600         34,575
================================================================================
                                                                      596,190
3.70  ELECTRONICS-- SEMICONDUCTOR
      Intel Corp                                           150         20,053
      Maxim Integrated Products(a)                         690         46,877
      SDL Inc(a)                                           100         28,519
      Texas Instruments                                    900         61,819
      Xilinx Inc(a)                                        300         24,769
================================================================================
                                                                      182,037
0.72  FINANCIAL
      Citigroup Inc                                        590         35,548
================================================================================
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                    AMOUNT             VALUE
--------------------------------------------------------------------------------
2.41  HEALTH CARE DRUGS-- PHARMACEUTICALS
      Forest Laboratories(a)                               300     $   30,300
      Millennium Pharmaceuticals(a)                        200         22,375
      Pfizer Inc                                         1,375         66,000
================================================================================
                                                                      118,675
0.03  HEALTH CARE RELATED
      Healtheon/WebMD Corp(a)                              100          1,481
================================================================================
1.23  INVESTMENT BANK/BROKER FIRM
      Schwab (Charles) Corp                              1,800         60,525
================================================================================
1.10  MANUFACTURING
      Corning Inc                                          200         53,975
================================================================================
2.87  RETAIL
      Amazon.com Inc(a)                                  2,000         72,625
      eBay Inc(a)                                          900         48,881
      Home Depot                                           397         19,825
================================================================================
                                                                      141,331
12.43 SERVICES
      America Online(a)                                  4,940        260,585
      Ariba Inc(a)                                         200         19,609
      DoubleClick Inc(a)                                   800         30,500
      Palm Inc(a)                                        1,700         56,738
      VeriSign Inc(a)                                      907        160,086
      VERITAS Software(a)                                  200         22,603
      Yahoo! Inc(a)                                        500         61,938
================================================================================
                                                                      612,059
0.75  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)                600         36,713
================================================================================
1.31  TELECOMMUNICATIONS-- LONG DISTANCE
      Qwest Communications International(a)              1,300         64,594
================================================================================
1.22  TELEPHONE
      McLeodUSA Inc Class A Shrs(a)                      2,900         59,994
================================================================================
      TOTAL COMMON STOCKS (Cost $1,900,752)                         2,230,583
================================================================================
54.69 SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 6/30/2000 due 7/3/2000 at 6.400%,
        repurchased at $2,693,436 (Collateralized
        by US Treasury Inflationary Index Bonds,
        due 4/15/2028 at 3.625%, value $2,913,732)
        (Cost $2,692,000)                           $2,692,000      2,692,000
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $4,592,752)
        (Cost for Income Tax Purposes $4,612,318)                  $4,922,583
================================================================================

(a) Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                    BLUE CHIP
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $  4,592,752
================================================================================
  At Value(a)                                                    $  4,922,583
Cash                                                                      523
Receivables:
  Investment Securities Sold                                               96
  Dividends and Interest                                                  488
Prepaid Expenses and Other Assets                                      19,879
================================================================================
TOTAL ASSETS                                                        4,943,569
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     374,296
  Fund Shares Repurchased                                                  17
Accrued Expenses and Other Payables                                     3,799
================================================================================
TOTAL LIABILITIES                                                     378,112
================================================================================
NET ASSETS AT VALUE                                              $  4,565,457
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $  4,099,612
Accumulated Undistributed Net Investment Loss                         (1,539)
Accumulated Undistributed Net Realized Gain
  on Investment Securities                                            137,553
Net Appreciation of Investment Securities                             329,831
================================================================================
NET ASSETS AT VALUE                                              $  4,565,457
================================================================================
Shares Outstanding                                                    221,618
NET ASSET VALUE, Offering and Redemption Price per Share         $      20.60
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $2,692,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Blue Chip Growth Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                    BLUE CHIP
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $      1,162
Interest                                                                8,007
================================================================================
  TOTAL INCOME                                                          9,169
================================================================================
EXPENSES
Investment Advisory Fees                                                6,047
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                            6,233
Custodian Fees and Expenses                                             4,174
Directors' Fees and Expenses                                            4,517
Professional Fees and Expenses                                          7,926
Registration Fees and Expenses                                             13
Reports to Shareholders                                                 2,957
Other Expenses                                                            235
================================================================================
  TOTAL EXPENSES                                                       34,602
  Fees and Expenses Absorbed by Investment Adviser                   (19,740)
  Fees and Expenses Paid Indirectly                                   (4,163)
================================================================================
     NET EXPENSES                                                      10,699
================================================================================
NET INVESTMENT LOSS                                                   (1,530)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                             64,152
Change in Net Appreciation of Investment Securities                    92,269
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                     156,421
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    154,891
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

BLUE CHIP GROWTH FUND

                                                     SIX MONTHS          YEAR
                                                          ENDED         ENDED
                                                        JUNE 30   DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000          1999
                                                      UNAUDITED
OPERATIONS
Net Investment Loss                                 $   (1,530)  $    (2,269)
Net Realized Gain on Investment Securities               64,152        76,229
Change in Net Appreciation of Investment Securities      92,269       138,346
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS              154,891       212,306
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities                    0      (13,856)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         3,397,378       464,451
Reinvestment of Distributions                                 0        13,856
================================================================================
                                                      3,397,378       478,307
Amounts Paid for Repurchases of Shares                 (18,821)      (15,632)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                             3,378,557       462,675
================================================================================
TOTAL INCREASE IN NET ASSETS                          3,533,448       661,125
NET ASSETS
Beginning of Period                                   1,032,009       370,884
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of ($1,539)
  and ($9), respectively)                           $ 4,565,457  $  1,032,009
================================================================================

           ----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             166,698        30,520
Shares Issued from Reinvestment of Distributions              0           798
================================================================================
                                                        166,698        31,318
Shares Repurchased                                      (1,008)         (990)
================================================================================
NET INCREASE IN FUND SHARES                             165,690        30,328
================================================================================

See Notes to Financial Statement

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund (the "Fund", presented herein), Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek long-term capital growth. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.85% on the first $500 million of average net assets; reduced to 0.75% on the next $500 million of average net assets; reduced to 0.65% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 8, 1998, an additional amount computed at an annual rate of 0.25% of new assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $2,260,277 and $1,063,904, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $392,039 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $81,774 resulting in net appreciation of $310,265.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $7. Unfunded accrued pension costs of $0 and pension liability of $16 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, there were no such borrowings and/or lendings.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

BLUE CHIP GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 SIX MONTHS                                        PERIOD
                                                                      ENDED                                         ENDED
                                                                    JUNE 30         YEAR ENDED DECEMBER 31    DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                                       2000          1999            1998         1997(a)
                                                                  UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                            $    18.45     $   14.49       $   10.69     $     10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                      (0.01)        (0.00)            0.00            0.05
Net Gains on Securities (Both Realized and Unrealized)                 2.16          4.21            4.14            0.64
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       2.15          4.21            4.14            0.69
===========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                   0.00          0.00            0.04            0.00
Distributions from Capital Gains                                       0.00          0.25            0.01            0.00
In Excess of Capital Gains                                             0.00          0.00            0.29            0.00
===========================================================================================================================
TOTAL DISTRIBUTIONS                                                    0.00          0.25            0.34            0.00
===========================================================================================================================
Net Asset Value-- End of Period                                  $    20.60     $   18.45       $   14.49     $     10.69
===========================================================================================================================

TOTAL RETURN(c)                                                   11.65%(d)        29.17%          38.99%        6.90%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                        $    4,565     $  1,032        $     371     $       266
Ratio of Expenses to Average Net Assets(e)(f)                      1.04%(d)        1.87%            1.57%        0.29%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)   (0.11%)(d)      (0.38%)          (0.07%)        1.45%(g)
Portfolio Turnover Rate                                              83%(d)         114%              78%          12%(d)


(a) From August 25, 1997, commencement of investment operations, to December 31, 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended December 31, 1999 and 1998.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(d) Based on operations for the periods shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998, and the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.42%, 8.99%, 12.04% and 28.76% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.49%), (7.50%), (10.54%) and (27.02%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)















[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO

On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

S16 9190 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-DYNAMICS FUND







                                      SEMI
                                     ANNUAL






SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

     Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

     Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

     These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

     The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-DYNAMICS FUND

-------------------------------------
          VIF-DYNAMICS FUND
    AVERAGE ANNUAL TOTAL RETURN
          AS OF 6/30/00 (1)

1 year                        46.96%
-------------------------------------
Since inception (8/97)        31.51%
-------------------------------------

     For the six-month period ended June 30, 2000, the value of your shares rose 13.65%. This is comparable to the return of the S&P Midcap 400 Index, which rose 9.06% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:    VIF-Dynamics Fund
          Total Return Since Inception vs S&P MidCap 400 Index

          This line graph compares the value of a $10,000 investment in INVESCO VIF-Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through June 30, 2000.

     After two months of downward pressure, the markets recovered in June, gaining back some ground lost earlier in the quarter. Inflation concerns led to the period's volatility, spawned by a series of higher reported inflation figures as well as the central bank's negative statements at its May meeting, when it raised short-term interest rates 50 basis points. The June producer and consumer inflation figures showed moderating inflation following the earlier oil price surge, followed by June's purchasing managers' prices paid index, which declined for the third month in a row. As a result, equity markets recovered somewhat, with the Nasdaq Composite up strongly after a dramatic pullback that reached bottom in late May.

     The fund's investments in three of the economy's fastest-growing segments -- biotechnology, technology and communications -- hurt our performance in April and May, but provided a positive tailwind as the market appeared to right itself in June. Inflation scares, a federal ruling against Microsoft Corp, and other factors caused investors to flee many higher-priced companies. Still, business fundamentals remained quite strong for many of these leading firms.

     The fund's investments in smaller technology stocks were hit particularly hard in the market downdraft. Peregrine Systems, which markets infrastructure management software, confused Wall Street by merging with Harbinger Corp, a marketer of business-to-business e-commerce software. Redback Networks, a maker of networking systems, and Gemstar International Group Ltd, a developer of electronic program guides, also gave ground as investors became more focused on current earnings rather than future growth.

     But  many  of  these  same  technology  and  biotechnology   stocks  proved
particularly strong in June. Two of our top-performing networking stocks included Extreme Networks and Redback Networks. Software firms Vignette Corp and Art Technology Group also performed well, based on evidence that large enterprises are stepping up investment in Web-based software. These mid-cap companies have been more aggressive than larger rivals in serving the needs of companies adapting to the Internet. Our biotechnology holdings also gained ground in June, with Human Genome Sciences, Celgene Corp, and Abgenix Inc all moving higher.

     On the other hand, our energy holdings, which provided some welcome returns to the fund during the technology sector retreat, lost ground at the end of the period. Still, we remain enthusiastic about the prospects for service firms, in particular, which should enjoy real growth prospects as oil and gas producers scramble to add reserves in response to tight supply and demand conditions.

     Going forward, we intend to maintain our focus on companies that should prosper even as the economy slows, particularly on firms that are closely involved in the digital communications "buildout." We have reduced our exposure to the retail sector, however, with our recent sale of Circuit City Stores-Circuit City Group.

FUND MANAGEMENT

     VIF-Dynamics Fund is managed by INVESCO Chief Investment Officer Timothy J. Miller and Vice President Thomas R. Wald. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

     Thomas R. Wald assumed responsibilities of co-manager in 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO in 1997, Tom was the senior health care analyst at Munder Capital Management.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2)  THE  S&P  MIDCAP  400  IS  AN  UNMANAGED   INDEX   INDICATIVE  OF  DOMESTIC
MID-CAPITALIZATION STOCKS. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
90.53 COMMON STOCKS
0.38  BANKS
      Northern Trust                                     8,280     $  538,717
================================================================================
7.92  BIOTECHNOLOGY-- HEALTH CARE
      Abgenix Inc(a)                                    11,800      1,414,341
      Affymetrix Inc(a)                                  7,850      1,296,231
      Celgene Corp(a)                                   26,150      1,539,581
      COR Therapeutics(a)                               17,400      1,484,437
      ImClone Systems(a)                                11,925        911,517
      Medarex Inc(a)                                     5,600        473,200
      MedImmune Inc(a)                                  18,100      1,339,400
      Protein Design Labs(a)                             9,400      1,550,559
      Sepracor Inc(a)                                   10,100      1,218,313
================================================================================
                                                                   11,227,579
3.35  BROADCASTING
      AMFM Inc(a)                                       14,150        976,350
      Citadel Communications(a)                          9,550        333,653
      EchoStar Communications Class A Shrs(a)           34,380      1,138,300
      Entercom Communications(a)                        17,000        828,750
      General Motors Class H Shrs(a)                     7,300        640,575
      Hispanic Broadcasting(a)                          12,440        412,075
      Westwood One(a)                                   12,300        419,738
================================================================================
                                                                    4,749,441
1.53  CABLE
      CableVision Systems Class A Shrs(a)               13,970        948,214
      NTL Inc(a)                                         6,987        418,347
      USA Networks(a)                                   36,820        796,233
================================================================================
                                                                    2,162,794
3.07  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                      8,865      1,477,685
      Comverse Technology(a)                            12,900      1,199,700
      Copper Mountain Networks(a)                        5,300        467,062
      E-Tek Dynamics(a)                                  3,800      1,002,488
      Metasolv Software(a)                               4,700        206,800
================================================================================
                                                                    4,353,735
18.01 COMPUTER RELATED
      Adobe Systems                                      7,700      1,001,000
      Art Technology Group(a)                           17,100      1,726,031
      BEA Systems(a)                                    19,600        968,975
      BroadVision Inc(a)                                20,620      1,047,754
      Brocade Communications Systems(a)                 10,280      1,886,219
      Entrust Technologies(a)                            7,400        612,350
      Exodus Communications(a)                          28,160      1,297,120
      Extreme Networks(a)                                8,180        862,990
      InfoSpace Inc(a)                                  12,600        696,150

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      Inktomi Corp(a)                                    9,350     $1,105,637
      Internap Network Services(a)                      13,790        572,500
      Intuit Inc(a)                                     12,120        501,465
      i2 Technologies(a)                                11,745      1,224,600
      Macromedia Inc(a)                                  6,400        618,800
      Mercury Interactive(a)                            14,520      1,404,810
      Network Appliance(a)                              15,380      1,238,090
      Peregrine Systems(a)                              24,800        860,250
      Portal Software(a)                                12,300        785,663
      RealNetworks Inc(a)                               11,000        556,188
      Redback Networks(a)                               11,460      2,039,880
      Siebel Systems(a)                                 14,070      2,301,324
      Software.com Inc(a)                                  900        116,888
      Symantec Corp(a)                                  11,050        596,009
      TIBCO Software(a)                                  3,000        321,703
      Vignette Corp(a)                                  14,600        759,428
      Vitria Technology(a)                               7,100        433,988
================================================================================
                                                                   25,535,812
2.72  ELECTRICAL EQUIPMENT
      Flextronics International Ltd(a)                  17,240      1,184,173
      Jabil Circuit(a)                                   8,540        423,797
      Molex Inc                                         20,037        964,281
      Sanmina Corp(a)                                   15,060      1,287,630
================================================================================
                                                                    3,859,881
11.05 ELECTRONICS-- SEMICONDUCTOR
      Altera Corp(a)                                    11,390      1,161,068
      Applied Micro Circuits(a)                         10,900      1,076,375
      Conexant Systems(a)                                8,660        421,092
      Linear Technology                                 15,480        989,752
      LSI Logic(a)                                      21,180      1,146,367
      Maxim Integrated Products(a)                      19,860      1,349,239
      Microchip Technology(a)                           13,570        790,665
      PMC-Sierra Inc(a)                                 10,440      1,855,058
      RF Micro Devices(a)                               10,190        892,899
      SDL Inc(a)                                         8,460      2,412,686
      TranSwitch Corp(a)                                15,200      1,173,250
      Vitesse Semiconductor(a)                          10,820        795,946
      Xilinx Inc(a)                                     19,490      1,609,143
================================================================================
                                                                   15,673,540
0.71  ENTERTAINMENT
      Gemstar International Group Ltd(a)                16,440      1,010,289
================================================================================
0.90  EQUIPMENT-- SEMICONDUCTOR
      KLA-Tencor Corp(a)                                10,230        599,094
      Novellus Systems(a)                                3,600        203,625
      Teradyne Inc(a)                                    6,510        478,485
================================================================================
                                                                    1,281,204
1.33  FINANCIAL
      Ambac Financial Group                             13,000        712,562
      Edwards (A G) Inc                                 14,400        561,600
      Providian Financial                                6,800        612,000
================================================================================
                                                                    1,886,162

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
1.66  GAMING
      Harrah's Entertainment(a)                         57,940     $1,213,119
      MGM Grand                                         35,420      1,137,867
================================================================================
                                                                    2,350,986
7.57  HEALTH CARE DRUGS-- PHARMACEUTICALS
      Allergan Inc                                      18,400      1,370,800
      ALZA Corp(a)                                      25,100      1,484,037
      Forest Laboratories(a)                            25,950      2,620,950
      Human Genome Sciences(a)                           9,200      1,227,050
      ICN Pharmaceuticals                               16,400        456,125
      Inhale Therapeutic Systems(a)                     12,700      1,288,653
      IVAX Corp                                         18,400        763,600
      Millennium Pharmaceuticals(a)                     13,640      1,525,975
================================================================================
                                                                   10,737,190
0.50  HEALTH CARE RELATED
      PE Corp-PE Biosystems Group                       10,800        711,450
================================================================================
1.74  INVESTMENT BANK/BROKER FIRM
      Paine Webber Group                                 8,900        404,950
      Price (T Rowe) Associates                         14,200        603,500
      Waddell & Reed Financial
        Class A Shrs                                    23,513        771,520
        Class B Shrs                                    23,429        680,905
================================================================================
                                                                    2,460,875
10.22 OIL & GAS RELATED
      Anadarko Petroleum                                13,120        646,980
      Apache Corp                                       23,765      1,397,679
      BJ Services(a)                                    19,250      1,203,125
      Canadian Natural Resources(a)                      9,700        281,501
      Coflexip SA Sponsored ADR
        Representing 1/2 Ord Shr                         5,700        344,850
      Cooper Cameron(a)                                 19,575      1,291,950
      Diamond Offshore Drilling                          7,900        277,487
      ENSCO International                               13,900        497,794
      EOG Resources                                      3,000        100,500
      Global Industries Ltd(a)                          12,760        240,845
      Global Marine(a)                                  19,850        559,522
      Grant Prideco(a)                                  22,090        552,250
      Kerr-McGee Corp                                    5,350        315,316
      Nabors Industries(a)                              25,025      1,040,102
      Noble Drilling(a)                                 28,490      1,173,432
      Santa Fe International                            35,880      1,253,558
      Smith International(a)                            19,150      1,394,359
      Transocean Sedco Forex                             7,700        411,469
      Varco International(a)                            12,286        285,650
      Vastar Resources                                   2,650        217,631
      Weatherford International(a)                      25,290      1,006,858
================================================================================
                                                                   14,492,858

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.21  PERSONAL CARE
      Estee Lauder Class A Shrs                          6,020     $  297,614
================================================================================
0.81  PUBLISHING
      New York Times Class A Shrs                       11,730        463,335
      Valassis Communications(a)                        17,640        672,525
================================================================================
                                                                    1,135,860
0.75  RAILROADS
      Kansas City Southern Industries                   11,900      1,055,381
================================================================================
1.38  RETAIL
      Best Buy(a)                                        6,250        395,312
      Kohl's Corp(a)                                    19,100      1,062,437
      RadioShack Corp                                   10,390        492,226
================================================================================
                                                                    1,949,975
8.96  SERVICES
      Ariba Inc(a)                                      11,000      1,078,516
      Computer Sciences(a)                               3,750        280,078
      CSG Systems International(a)                      15,300        857,756
      DoubleClick Inc(a)                                12,650        482,281
      Go2Net Inc(a)                                      9,580        481,994
      Lamar Advertising Class A Shrs(a)                  6,300        272,869
      Omnicom Group                                      9,930        884,391
      Palm Inc(a)                                        3,900        130,163
      Paychex Inc                                       33,075      1,389,150
      Proxicom Inc(a)                                   13,900        665,463
      Robert Half International(a)                      19,200        547,200
      Safeguard Scientifics(a)                           7,500        240,469
      Sapient Corp(a)                                    6,580        703,649
      SEI Investments                                    8,560        340,795
      SunGard Data Systems(a)                           11,300        350,300
      TMP Worldwide(a)                                  16,700      1,232,669
      VeriSign Inc(a)                                    9,360      1,652,040
      WPP Group PLC                                     34,340        501,678
      Young & Rubicam                                   10,820        618,769
================================================================================
                                                                   12,710,230
1.25  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Crown Castle International(a)                     15,220        555,530
      VoiceStream Wireless(a)                            5,610        652,425
      Western Wireless Class A Shrs(a)                  10,380        565,710
================================================================================
                                                                    1,773,665
1.21  TELECOMMUNICATIONS-- LONG DISTANCE
      Allegiance Telecom(a)                             12,150        777,600
      ITC DeltaCom(a)                                    7,450        166,228
      Nextel Partners Class A Shrs(a)                   21,100        687,069
      Viatel Inc(a)                                      3,100         88,544
================================================================================
                                                                    1,719,441

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
3.30  TELEPHONE
      Amdocs Ltd(a)                                     19,250     $1,477,438
      AT&T Canada Class B Depository Receipts(a)        14,430        478,896
      Citizens Communications Class B Shrs(a)           24,900        429,525
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                       5,320        721,525
      McLeodUSA Inc Class A Shrs(a)                     40,780        843,636
      RCN Corp(a)                                        7,100        180,163
      Time Warner Telecom Class A Shrs(a)                8,600        553,625
================================================================================
                                                                    4,684,808
      TOTAL COMMON STOCKS (Cost $112,312,460)                     128,359,487
================================================================================
9.47  SHORT-TERM INVESTMENTS
4.73  COMMERCIAL PAPER
4.73  CONSUMER FINANCE
      Ford Motor Credit, 6.720%, 7/3/2000
        (Cost $6,700,000)                           $6,700,000      6,700,000
================================================================================
4.74  REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State
        Street dated 6/30/2000 due 7/3/2000
        at 6.400%, repurchased at $6,730,588
        (Collateralized  by  US  Treasury
        Inflationary Index Bonds, due
        2/15/2026 at 6.000%, value $6,848,542)
        (Cost $6,727,000)                           $6,727,000      6,727,000
 ===============================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $13,427,000)              13,427,000
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $125,739,460)
        (Cost for Income Tax Purposes $126,162,434)              $141,786,487
================================================================================

(a) Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                        DYNAMICS
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $125,739,460
================================================================================
  At Value(a)                                                    $141,786,487
Cash                                                                      200
Receivables:
  Investment Securities Sold                                          335,075
  Fund Shares Sold                                                  2,173,777
  Dividends and Interest                                               16,409
Appreciation on Forward Foreign Currency Contracts                        983
Prepaid Expenses and Other Assets                                       8,292
================================================================================
TOTAL ASSETS                                                      144,321,223
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                   1,164,890
  Fund Shares Repurchased                                           1,603,194
Accrued Expenses and Other Payables                                     3,836
================================================================================
TOTAL LIABILITIES                                                   2,771,920
================================================================================
NET ASSETS AT VALUE                                              $141,549,303
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $129,994,240
Accumulated Undistributed Net Investment Loss                         (5,942)
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                    (4,486,024)
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                    16,047,029
================================================================================
NET ASSETS AT VALUE                                              $141,549,303
================================================================================
Shares Outstanding                                                  6,590,711
NET ASSET VALUE, Offering and Redemption Price per Share         $      21.48
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $6,727,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Dynamics Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                        DYNAMICS
                                                                            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     35,701
Dividends from Affiliated Investment Companies                         48,731
Interest                                                              276,337
  Foreign Taxes Withheld                                                (708)
================================================================================
  TOTAL INCOME                                                        360,061
================================================================================
EXPENSES
Investment Advisory Fees                                              246,350
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                           92,044
Custodian Fees and Expenses                                            17,835
Directors' Fees and Expenses                                            4,920
Professional Fees and Expenses                                          8,836
Registration Fees and Expenses                                            119
Reports to Shareholders                                                11,649
Other Expenses                                                            493
================================================================================
  TOTAL EXPENSES                                                      384,746
  Fees and Expenses Absorbed by Investment Adviser                    (1,028)
  Fees and Expenses Paid Indirectly                                  (17,731)
================================================================================
     NET EXPENSES                                                     365,987
================================================================================
NET INVESTMENT LOSS                                                   (5,926)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                               (4,411,487)
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                            11,162,211
  Foreign Currency Transactions                                       (6,691)
================================================================================
     Total Net Appreciation                                        11,155,520
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                     6,744,033
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  6,738,107
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

DYNAMICS FUND

                                                    SIX MONTHS           YEAR
                                                         ENDED          ENDED
                                                       JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                          2000           1999
                                                     UNAUDITED
OPERATIONS
Net Investment Income (Loss)                   $       (5,926)  $       1,732
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                (4,411,487)       (66,357)
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions      11,155,520      4,831,517
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS           6,738,107      4,766,892
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0        (1,730)
In Excess of Net Investment Income                           0        (4,078)
================================================================================
TOTAL DISTRIBUTIONS                                          0        (5,808)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                      164,851,301     34,477,477
Reinvestment of Distributions                                0          5,808
================================================================================
                                                   164,851,301     34,483,285
Amounts Paid for Repurchases of Shares            (59,707,112)    (9,885,578)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                          105,144,189     24,597,707
================================================================================
TOTAL INCREASE IN NET ASSETS                       111,882,296     29,358,791
NET ASSETS
Beginning of Period                                 29,667,007        308,216
================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment
  Loss of ($5,942) and ($16), respectively)    $   141,549,303 $   29,667,007
================================================================================

                -----------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                          7,970,318      2,115,404
Shares Issued from Reinvestment of Distributions             0            350
================================================================================
                                                     7,970,318      2,115,754
Shares Repurchased                                 (2,949,651)      (571,073)
================================================================================
NET INCREASE IN FUND SHARES                          5,020,667      1,544,681
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund (the "Fund", presented herein), Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek appreciation of capital. The INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 31 net capital losses of $250,619 to the year ended December 31, 2000. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $1 billion of average net assets; reduced to 0.60% on the next $1 billion of average net assets; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets in excess of $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $113,210,064 and $17,098,067, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $18,407,815 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $2,783,762, resulting in net appreciation of $15,624,053.

NOTE 5-- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000 included in Directors' Fees and Expenses in the Statement of Operations were $25. Unfunded accrued pension costs of $0 and pension liability of $40 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, there were no such borrowings and/or lendings.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 SIX MONTHS                                        PERIOD
                                                                      ENDED                                         ENDED
                                                                    JUNE 30         YEAR ENDED DECEMBER 31    DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                                       2000          1999            1998         1997(a)
                                                                  UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                             $   18.90     $    12.15     $    10.34     $     10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                      (0.00)           0.00         (0.00)            0.02
Net Gains on Securities (Both Realized and Unrealized)                 2.58           6.75           1.98            0.32
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       2.58           6.75           1.98            0.34
===========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)                                0.00           0.00           0.02            0.00
In Excess of Net Investment Income(c)                                  0.00           0.00           0.00            0.00
Distributions from Capital Gains                                       0.00           0.00           0.15            0.00
===========================================================================================================================
TOTAL DISTRIBUTIONS                                                    0.00           0.00           0.17            0.00
===========================================================================================================================
Net Asset Value-- End of Period                                   $   21.48     $    18.90     $    12.15     $     10.34
===========================================================================================================================

TOTAL RETURN(d)                                                   13.65%(e)         55.60%         19.35%        3.40%(e)

RATIOS
Net Assets-- End of Period ($000 Omitted)                         $ 141,549     $   29,667     $      308     $       257
Ratio of Expenses to Average Net Assets(f)(g)                      0.56%(e)          1.26%          1.45%        0.52%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets(f)   (0.01%)(e)          0.04%        (0.64%)        0.63%(h)
Portfolio Turnover Rate                                              28%(e)            70%            55%          28%(e)

(a) From August 25, 1997, commencement of investment operations, through December 31, 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998.

(c) Distributions from net investment income and in excess of net investment income for the year ended December 31, 1999, aggregated less than $0.01 on a per share basis.

(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(e) Based on operations for the period shown and, accordingly, are not representative of a full year.

(f) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000, the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.58%, 2.25%, 14.76% and 34.18% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.03%), (0.95%), (13.95%) and (33.03%) (annualized), respectively.

(g) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(h)  Annualized

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS(R)


















[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO

On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.



S11 9183 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-EQUITY INCOME FUND







                                      SEMI
                                     ANNUAL







SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-EQUITY INCOME FUND

--------------------------------------------
            VIF-EQUITY INCOME FUND
         AVERAGE ANNUAL TOTAL RETURN
               AS OF 6/30/00 (1)

1 year                               2.64%
--------------------------------------------
5 years                             19.12%
--------------------------------------------
Since inception (8/94)              18.81%
--------------------------------------------

      For the six-month period ended June 30, 2000, the value of your shares rose 1.67%. This is comparable to the return of both the S&P 500 Index, which fell 0.43% during the same period, and the Lehman Government/Corporate Bond Index, which rose 4.18%. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:      VIF-Equity Income Fund
            Total Return Since Inception vs S&P 500 Index and
            Lehman Government/Corporate Bond Index

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Equity Income Fund to the value of a $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/94) through June 30, 2000.

      Equity markets were volatile throughout the first half of the year. Beginning in March, the threat of higher interest rates weighed on growth stocks and widened bond yields. By late May, however, markets rallied on preliminary signs of an economic slowdown and expectations that the Federal Reserve would leave rates unchanged in June. Treasury and corporate bonds rallied, while the high-yield market stabilized after several challenging months. Nonetheless, policymakers warned that it was premature to declare inflation firmly under control. We expect the 10-year Treasury bond to trade in the 5.75% to 6.75% range through 2000.

      The fund performed according to design in the past six months -- providing investors with steady, consistent returns insulated from dramatic market swings. As a result, while the fund lost some ground, it outperformed the S&P 500 Index.

      We have reduced our exposure to basic material and capital goods companies, which may be vulnerable to rising energy costs. At the same time, we added selectively to our energy and financial services exposure. Energy shares are benefiting from strong demand and firming prices, while financial services stocks could rebound once the Fed decisively ends its tightening.

      The performance of the fixed-income portion of the fund can be attributed to our credit risk approach and the further development of the "stranded cost" theme. More than 40% of the fund's bond holdings are allocated to electric utilities -- a sizable weighting we believe is justified by the de-leveraging and credit upgrades achieved by many of our utilities. Valuations also improved on many of our high-yield bond holdings, especially in the telecommunications sector.

      We are confident that our focus on bottom-up stock investing will enable us to identify well-managed companies that can perform strongly in any market environment. In selecting fixed-income holdings, we will remain focused on credit risk analysis and our themes of energy, gaming, broadcasting, communications, cyclically vulnerable companies emerging from financial distress, electric utilities deregulation and special situations.

FUND MANAGEMENT

     Senior Vice President and Director of Income Equity Investments Charles P. Mayer is responsible for the equity side of VIF-Equity Income Fund. An industry veteran with more than 30 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension Investment Corp.

     Senior Vice President and Director of Fixed-Income Investments Jerry Paul serves as co-portfolio manager of the fund, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND IS AN UNMANAGED INDEX INDICATIVE OF THE BROAD FIXED-INCOME MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
EQUITY INCOME FUND
87.03 COMMON STOCKS
2.02  AEROSPACE & DEFENSE
      Boeing Co                                         28,400     $1,187,475
      Honeywell International                           16,500        555,844
      Northrop Grumman                                   8,300        549,875
================================================================================
                                                                    2,293,194
0.66  AUTOMOBILES
      Ford Motor                                        17,300        743,900
================================================================================
7.00  BANKS
      Bank of America                                   19,700        847,100
      Bank of New York                                  35,600      1,655,400
      Chase Manhattan                                   29,700      1,368,056
      Morgan (J P) & Co                                 15,600      1,717,950
      Summit Bancorp                                    35,600        876,650
      Wells Fargo & Co                                  37,900      1,468,625
================================================================================
                                                                    7,933,781
1.71  BEVERAGES
      Anheuser-Busch Cos                                25,900      1,934,406
================================================================================
3.61  BROADCASTING
      Clear Channel Communications(a)                   11,900        892,500
      EchoStar Communications Class A Shrs(a)           20,000        662,188
      General Motors Class H Shrs(a)                    25,900      2,272,725
      Univision Communications Class A Shrs(a)           2,600        269,100
================================================================================
                                                                    4,096,513
1.87  CABLE
      AT&T Corp-Liberty Media Group Class A Shrs(a)     61,600      1,493,800
      Cox Communications Class A Shrs(a)                13,700        624,206
================================================================================
                                                                    2,118,006
0.38  CHEMICALS
      Lyondell Chemical                                 25,700        430,475
================================================================================
3.92  COMPUTER RELATED
      Cisco Systems(a)                                  42,100      2,675,981
      Nortel Networks                                   26,000      1,774,500
================================================================================
                                                                    4,450,481
0.44  CONTAINERS
      Temple-Inland Inc                                 11,900        499,800
================================================================================
1.01  ELECTRIC UTILITIES
      Duke Energy                                       10,000        563,750
      ScottishPower PLC Sponsored ADR
        Representing 4 Ord Shrs                         17,330        579,472
================================================================================
                                                                    1,143,222
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
2.07  ELECTRICAL EQUIPMENT
      General Electric                                  44,400     $2,353,200
================================================================================
4.69  ELECTRONICS -- SEMICONDUCTOR
      Intel Corp                                        14,400      1,925,100
      Maxim Integrated Products(a)                      27,000      1,834,312
      Texas Instruments                                 22,700      1,559,206
================================================================================
                                                                    5,318,618
1.57  FINANCIAL
      Citigroup Inc                                     29,600      1,783,400
================================================================================
4.50  FOODS
      General Mills                                     23,700        906,525
      Heinz (HJ) Co                                     20,425        893,594
      Kellogg Co                                        58,100      1,728,475
      Quaker Oats                                       10,000        751,250
      Tasty Baking                                      64,250        823,203
================================================================================
                                                                    5,103,047
1.33  GAMING
      Harrah's Entertainment(a)                         29,600        619,750
      Park Place Entertainment(a)                       72,600        884,813
================================================================================
                                                                    1,504,563
6.64  HEALTH CARE DRUGS-- PHARMACEUTICALS
      American Home Products                            30,700      1,803,625
      Merck & Co                                        25,900      1,984,587
      Pfizer Inc                                        38,500      1,848,000
      Pharmacia Corp                                    36,700      1,896,931
================================================================================
                                                                    7,533,143
1.82  HOUSEHOLD PRODUCTS
      Colgate-Palmolive Co                              34,400      2,059,700
================================================================================
5.74  INSURANCE
      Allmerica Financial                               60,300      3,158,212
      John Hancock Financial Services(a)                65,400      1,549,162
      MetLife Inc(a)                                    77,500      1,632,344
      Ohio Casualty                                     16,000        170,000
================================================================================
                                                                    6,509,718
1.04  INVESTMENT BANK/BROKER FIRM
      Morgan Stanley Dean Witter & Co                   14,200      1,182,150
================================================================================
2.66  MANUFACTURING
      Illinois Tool Works                               21,100      1,202,700
      Minnesota Mining & Manufacturing                   7,200        594,000
      Textron Inc                                       22,400      1,216,600
================================================================================
                                                                    3,013,300
1.35  NATURAL GAS
      Enron Corp                                        15,000        967,500
      National Fuel Gas                                 11,600        565,500
================================================================================
                                                                    1,533,000
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
8.48  OIL & GAS RELATED
      Apache Corp                                       32,000     $1,882,000
      BP Amoco PLC Sponsored ADR
        Representing 6 Ord Shrs                         30,000      1,696,875
      Exxon Mobil                                       23,700      1,860,450
      Royal Dutch Petroleum New York
        Registry 1.25 Gldr Shrs                         20,000      1,231,250
      Schlumberger Ltd                                  23,700      1,768,613
      Unocal Corp                                       35,600      1,179,250
================================================================================
                                                                    9,618,438
1.66  PAPER & FOREST PRODUCTS
      Bowater Inc                                       16,400        723,650
      Weyerhaeuser Co                                   27,000      1,161,000
================================================================================
                                                                    1,884,650
1.23  PERSONAL CARE
      Gillette Co                                       40,000      1,397,500
================================================================================
4.02  RAILROADS
      Kansas City Southern Industustries                40,000      3,547,500
      Norfolk Southern                                  67,700      1,007,038
================================================================================
                                                                    4,554,538
4.48  RETAIL
      RadioShack Corp                                   45,000      2,131,875
      Target Corp                                       50,900      2,952,200
================================================================================
                                                                    5,084,075
1.29  SAVINGS & LOAN
      Charter One Financial                             63,548      1,461,604
================================================================================
1.61  SERVICES
      America Online(a)                                 20,000      1,055,000
      Omnicom Group                                      8,700        774,844
================================================================================
                                                                    1,829,844
0.80  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Crown Castle International(a)                     25,000        912,500
================================================================================
1.54  TELECOMMUNICATIONS-- LONG DISTANCE
      AT&T Corp                                         17,800        562,925
      Cable & Wireless PLC Sponsored ADR
        Representing 3 Ord Shrs                         23,700      1,186,481
================================================================================
                                                                    1,749,406
5.89  TELEPHONE
      Bell Atlantic                                     25,000      1,270,313
      BellSouth Corp                                    30,000      1,278,750
      SBC Communications                                48,392      2,092,954
      US WEST                                           23,700      2,032,275
================================================================================
                                                                    6,674,292
      TOTAL COMMON STOCKS (Cost $84,199,508)                       98,704,464
================================================================================
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.83  PREFERRED STOCKS
0.83  COMPUTER RELATED
      SAP AG Sponsored ADR Representing 1/4 Pfd Shr
        (Cost $1,141,293)                               20,000     $  938,750
================================================================================
11.84 FIXED INCOME SECURITIES
2.23  US GOVERNMENT OBLIGATIONS
      US Treasury Notes
        6.625%, 5/31/2002                           $1,250,000      1,254,688
        6.000%, 8/15/2009                           $  250,000        247,969
        5.875%, 11/15/2004                          $  550,000        541,750
        5.625%, 5/15/2000                           $  500,000        482,187
================================================================================
        TOTAL US GOVERNMENT OBLIGATIONS
          (Amortized Cost $2,547,018)                               2,526,594
================================================================================
0.12  US GOVERNMENT AGENCY OBLIGATIONS
      Resolution Funding, Generic Interest Strip,
        Zero Coupon, 4/15/2009
       (Amortized Cost $141,037)                    $  250,000        140,990
================================================================================
9.49  CORPORATE BONDS
0.31  BROADCASTING
      Chancellor Media of Los Angeles,
        Sr Sub Notes, Series B, 8.125%, 12/15/2007  $  350,000        352,187
================================================================================
0.45  BUILDING MATERIALS
      USG Corp, Sr Notes, 8.500%, 8/1/2005          $  500,000        514,880
================================================================================
0.31  CABLE
      Comcast Cable Partners Ltd, Sr Discount Step-Up
        Deb Zero Coupon(b),11/15/2007               $  300,000        279,750
      Renaissance Media Group LLC/Renaissance
        Media Captial, Gtd Sr Discount Step-Up
        Notes, Zero Coupon(b), 4/15/2008            $  100,000         68,000
================================================================================
                                                                      347,750
0.66  COMPUTER RELATED
      Juniper Networks, Conv Deb, 4.750%,
        3/15/2007                                   $  500,000        544,375
      PSINet Inc, Sr Discount Step-Up Notes,
        Series B, Zero Coupon(b), 2/15/2005         $  225,000        207,000
================================================================================
                                                                      751,375
3.89  ELECTRIC UTILITIES
      Cleveland Electric Illuminating, 1st
        Mortgage, Series E, 9.000%, 7/1/2023        $  100,000         99,345
      Commonwealth Edison, 1st Mortgage
        Series 81, 8.625%, 2/1/2022                 $  100,000         98,713
        Series 88, 8.375%, 2/15/2023                $  100,000         98,425
      Consumers Energy, 1st & Refunding
        Mortgage, 7.375%, 9/15/2023                 $  500,000        446,034
      El Paso Electric, 1st Mortgage, Series D,
        8.900%, 2/1/2006                            $  350,000        360,991
      Gulf States Utilities, 1st Mortgage,
        8.700%, 4/1/2024                            $  250,000        248,836
      Indiana Michigan Power, 1st Mortgage,
        Medium-Term Notes 8.500%, 12/15/2022        $  100,000         99,531
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      Jersey Central Power & Light, Sr
        1st Mortgage Medium-Term Notes
        Series C, 7.980%, 2/16/2023                 $ 250,000      $  235,634
      New York State Electric & Gas,
        1st Mortgage, 8.300%, 12/15/2022            $ 200,000         196,027
      Niagara Mohawk Power
        1st Mortgage, 8.500%, 7/1/2023              $ 250,000         249,518
        Sr Discount Step-Up Notes,
        Series H, Zero Coupon(b), 7/1/2010          $ 500,000         383,820
      Potomac Edison, 1st Mortgage
        8.000%, 6/1/2024                            $ 250,000         240,987
        7.750%, 5/1/2025                            $ 100,000          94,665
      Public Service of New Mexico, Sr Notes
        Series A, 7.100%, 8/1/2005                  $ 250,000         241,405
        Series B, 7.500%, 8/1/2018                  $ 250,000         231,332
      Texas Utilities, 1st Mortgage &
      Collateral Trust
        8.500%, 8/1/2024                            $ 100,000          98,772
        7.875%, 4/1/2024                            $ 250,000         235,540
      TXU Electric Capital, Gtd Capital
        Securities, 8.175%, 1/30/2037               $ 250,000         249,658
      Union Electric, 1st Mortgage
        8.750%, 12/1/2021                           $ 250,000         250,673
        8.250%, 10/15/2022                          $ 250,000         246,620
================================================================================
                                                                    4,406,526
0.22  GAMING
      Park Place Entertainment, Sr Sub
        Notes, 9.375%, 2/15/2007                    $ 250,000         250,000
================================================================================
0.37  INSURANCE
      Equitable Cos, Sr Notes, 9.000%, 12/15/2004   $ 400,000         420,241
================================================================================
0.19  LODGING--HOTELS
      Hilton Hotels, Sr Notes, 7.200%, 12/15/2009   $ 250,000         218,969
================================================================================
0.96  OIL & GAS RELATED
      Atlantic Richfield, Deb, 10.875%, 7/15/2005   $  600,000        692,066
      Canadian Forest Oil Ltd, Gtd Sr Sub Notes,
        8.750%, 9/15/2007                           $  100,000         94,000
      Gulf Canada Resources Ltd, Sr Notes,
        8.350%, 8/1/2006                            $  250,000        247,500
      Snyder Oil, Sr Sub Notes, 8.750%, 6/15/2007   $   50,000         50,250
================================================================================
                                                                    1,083,816
0.09  PAPER & FOREST PRODUCTS
      Bowater Inc, Deb, 9.000%, 8/1/2009            $  100,000        104,207
================================================================================
0.06  SERVICES
      NationsRent Inc, Gtd Sr Sub Notes,
        10.375%, 12/15/2008                         $  100,000         64,000
================================================================================
0.24  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Rogers Cantel, Sr Deb, 9.750%, 6/4/2016       $  250,000        269,375
================================================================================
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.70  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom, Sr Discount
        Step-Up Notes Series B, Zero Coupon(b),
        2/15/2008                                   $  100,000      $  72,500
      ESAT Telecommunications Group PLC,
        Sr Notes, 11.875%, 2/15/2008                $  415,000        488,662
      Level 3 Communications, Sr Discount
        Step-Up Notes Zero Coupon(b), 12/1/2008     $  250,000        151,875
      Qwest Communications International,
        Sr Discount Step-Up Notes Series B,
        Zero Coupon(b), 2/1/2008                    $  100,000         78,896
================================================================================
                                                                      791,933
1.04  TELEPHONE
      Centel Capital, Deb, 9.000%, 10/15/2019       $  250,000        274,907
      MetroNet Communications, Sr Discount
        Step-Up Notes, Zero Coupon(b) 6/15/2008     $  400,000        325,182
        11/1/2007                                   $  225,000        197,618
      NEXTLINK Communications, Sr Notes,
        9.625%, 10/1/2007                           $  200,000        188,500
      Time Warner Telecommunications,
        Sr Notes, 9.750%, 7/15/2008                 $  200,000        193,500
================================================================================
                                                                    1,179,707
      TOTAL CORPORATE BONDS
        (Amortized Cost $11,230,656)                10,754,966
================================================================================
      TOTAL FIXED INCOME SECURITIES
        (Amortized Cost $13,918,711)                               13,422,550
================================================================================
0.30  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        6/30/3000 due 7/3/2000 at 6.400%, repurchased
        at $344,183 (Collateralized by US Treasury
        Inflationary Index Bonds, due 4/15/2028 at
        3.625%, value $376,293) (Cost $344,000)     $  344,000        344,000
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $99,603,512)
        (Cost for Income Tax Purposes $99,641,948)               $113,409,764
================================================================================

(a)  Security is non-income producing.

(b) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000

UNAUDITED                                                              EQUITY
                                                                       INCOME
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 99,603,512
================================================================================
  At Value(a)                                                    $113,409,764
Cash                                                                      256
Receivables:
  Investment Securities Sold                                        2,442,151
  Fund Shares Sold                                                  1,595,445
  Dividends and Interest                                              314,090
Prepaid Expenses and Other Assets                                         476
================================================================================
TOTAL ASSETS                                                      117,762,182
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     413,980
  Fund Shares Repurchased                                              97,579
Accrued Expenses and Other Payables                                    12,310
================================================================================
TOTAL LIABILITIES                                                     523,869
================================================================================
NET ASSETS AT VALUE                                              $117,238,313
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 96,593,443
Accumulated Undistributed Net Investment Income                       752,046
Accumulated Undistributed Net Realized Gain on Investment
  Securities and Foreign Currency Transactions                      6,086,572
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                    13,806,252
================================================================================
NET ASSETS AT VALUE                                              $117,238,313
================================================================================
Shares Outstanding                                                  5,486,522
NET ASSET VALUE, Offering and Redemption Price per Share         $      21.37
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $344,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Equity Income Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000

UNAUDITED
                                                                       EQUITY
                                                                       INCOME
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    547,558
Dividends from Affiliated Investment Companies                         64,713
Interest                                                              529,407
  Foreign Taxes Withheld                                              (3,686)
================================================================================
  TOTAL INCOME                                                      1,137,992
================================================================================
EXPENSES
Investment Advisory Fees                                              339,419
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                           94,613
Custodian Fees and Expenses                                             9,140
Directors' Fees and Expenses                                            5,855
Interest Expenses                                                       5,833
Professional Fees and Expenses                                          9,755
Registration Fees and Expenses                                            102
Reports to Shareholders                                                26,528
Other Expenses                                                          4,803
================================================================================
  TOTAL EXPENSES                                                      498,548
  Fees and Expenses Paid Indirectly                                   (9,117)
================================================================================
     NET EXPENSES                                                     489,431
================================================================================
NET INVESTMENT INCOME                                                 648,561
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                          (930,090)
Change in Net Appreciation of Investment Securities                 2,259,168
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                   1,329,078
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  1,977,639
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

EQUITY INCOME FUND

                                                    SIX MONTHS           YEAR
                                                         ENDED          ENDED
                                                       JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                          2000           1999
                                                     UNAUDITED
OPERATIONS
Net Investment Income                             $    648,561  $     974,761
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                  (930,090)      7,017,224
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                  2,259,168      1,500,412
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS           1,977,639      9,492,397
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0      (921,268)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                          0      (412,361)
================================================================================
TOTAL DISTRIBUTIONS                                          0    (1,333,629)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       46,267,716     32,790,025
Reinvestment of Distributions                                0      1,333,629
================================================================================
                                                    46,267,716     34,123,654
Amounts Paid for Repurchases of Shares            (10,899,654)   (22,735,328)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                           35,368,062     11,388,326
================================================================================
TOTAL INCREASE IN NET ASSETS                        37,345,701     19,547,094
NET ASSETS
Beginning of Period                                 79,892,612     60,345,518
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $752,046
  and $103,485, respectively)                     $117,238,313   $ 79,892,612
================================================================================

          -----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                          2,208,246      1,631,786
Shares Issued from Reinvestment of Distributions             0         63,475
================================================================================
                                                     2,208,246      1,695,261
Shares Repurchased                                   (524,168)    (1,135,876)
================================================================================
NET INCREASE IN FUND SHARES                          1,684,078        559,385
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund (the "Fund", presented herein), Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek the best possible current income. The INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; reduced to 0.55% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 8, 1998, an additional amount computed at an annual rate of 0.25% of new assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $77,448,843 and $41,962,567, respectively. For the year six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $1,922,202 and $0, respectively.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $17,654,381 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $3,886,565 resulting in net appreciation of $13,767,816.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000 included in Directors' Fees and Expenses in the Statement of Operations were $633. Unfunded accrued pension costs of $0 and pension liability of $2,989 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less that 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, there were no such borrowings and/or lendings.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          SIX MONTHS
                                               ENDED
                                             JUNE 30                            YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------
                                                2000          1999          1998          1997          1996          1995
                                           UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period       $   21.01      $   18.61     $  17.04    $    14.33    $    12.58       $ 10.09
============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.11           0.26         0.33          0.30          0.28          0.19
Net Gains on Securities
  (Both Realized and Unrealized)                0.25           2.50         2.23          3.71          2.52          2.76
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                0.36           2.76         2.56          4.01          2.80          2.95
============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income            0.00           0.25         0.32          0.29          0.28          0.20
Distributions from Capital Gains                0.00           0.11         0.67          1.01          0.77          0.26
============================================================================================================================
TOTAL DISTRIBUTIONS                             0.00           0.36         0.99          1.30          1.05          0.46
============================================================================================================================
Net Asset Value--End of Period             $   21.37      $   21.01     $  18.61    $    17.04    $    14.33       $ 12.58
============================================================================================================================

TOTAL RETURN(a)                             1.67%(b)         14.84%       15.30%        28.17%        22.28%        29.25%

RATIOS

Net Assets--End of Period ($000 Omitted)   $ 117,238      $ 79,893      $ 60,346    $  40,093     $   22,342       $ 8,362
Ratio of Expenses to Average
  Net Assets(c)(d)                          0.55%(b)         1.05%         0.93%        0.91%          0.95%         1.03%
Ratio of Net Investment Income to
  Average Net Assets(c)                     0.71%(b)         1.38%         1.98%        2.18%          2.87%         3.50%
Portfolio Turnover Rate                       48%(b)           86%           73%          87%            93%           97%


(a) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(b) Based on operations for the period shown and, accordingly, are not representative of a full year.

(c) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.93%, 0.97%, 1.19% and 2.31%, respectively, and ratio of net investment income to average net assets would have been 1.98%, 2.12%, 2.63% and 2.22%, respectively.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)















[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO

On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.




S90 9188 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-FINANCIAL SERVICES FUND







                                      SEMI
                                     ANNUAL












SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the past six months as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-FINANCIAL SERVICES FUND

--------------------------------------
      VIF-FINANCIAL SERVICES FUND
        CUMULATIVE TOTAL RETURN
            AS OF 6/30/00 (1)

Since inception (9/99)        10.80%
--------------------------------------

      For the six-month period ended June 30, 2000, the value of your shares fell 0.18%. This is comparable to the return of both the S&P 500 Index, which fell 0.43% during the same period, and the S&P Financials Index, which fell 0.50%. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:      VIF-FINANCIAL SERVICES FUND
            TOTAL RETURN SINCE INCEPTION VS S&P 500 INDEX AND
            S&P FINANCIALS INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Financial Services Fund to the value of a $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the S&P Financials Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/99) through June 30, 2000.

      Financial services stocks struggled in recent months against lingering interest rate fears and renewed credit concerns. The threat of higher interest rates dominated investor attention in the first half of the quarter, but eased later in the period amid signs of slowing economic growth and the Federal Reserve's decision to leave rates unchanged in June. By quarter-end, investor focus shifted from interest rate risk to credit concerns, after several large banks warned of potential problems. On a positive note, several beaten-down financial services stocks received renewed attention from investors seeking attractively priced stocks with solid growth potential.

      The fund outperformed both the overall market and the S&P 500 Financials Index in recent months, supported by our focus on high-growth financial services companies. One top-performer was Bank of New York, a leading provider of back-office processing. This business provides the bank with a promising avenue of growth that is less vulnerable to credit and interest rate concerns. Our results also benefited for our exposure to multi-line insurance companies, such as American International Group (AIG), which gained support from firming prices and easing interest rate concerns. We added to our weighting in this area.

      We also benefited from our lack of exposure to e-finance companies, which declined in tandem with technology stocks and were the weakest performing shares in recent months.

      Going forward, we caution that financial services stocks could remain volatile as investors wait to see if the economy truly achieves the desired "soft landing." However, our strategy in this environment remains the same. We remain diversified across subsectors within the financial services industry, focusing on the market leaders.

FUND MANAGEMENT

      The VIF-Financial Services Fund is managed by Vice President Jeffrey G. Morris. Prior to joining INVESCO Funds Group, Jeff worked at Norwest Mortgage. He received his BS degree in Business Administration, with concentrations in finance and real estate, from Colorado State University and his MS in Finance from the University of Colorado - Denver. A Chartered Financial Analyst, Jeff began his investment career in 1991.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE S&P FINANCIALS INDEX IS AN UNMANAGED INDEX OF FINANCIAL SERVICES STOCKS. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                     SHARES OF
                                                     PRINCIPAL
%     DESCRIPTION                                    AMOUNT             VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES FUND
99.11 COMMON STOCKS
33.19 BANKS
      Banco Bilbao Vizcaya Argentaria
        SA Registered Shrs                              27,700     $  415,558
      Bank of New York                                  68,775      3,198,037
      Chase Manhattan                                   44,900      2,068,206
      City National                                     15,600        553,800
      Egg PLC(a)                                       350,000        911,368
      Fifth Third Bancorp                               37,950      2,400,337
      Firstar Corp                                      70,340      1,481,536
      FleetBoston Financial                             56,500      1,921,000
      Morgan (JP) & Co                                   5,200        572,650
      Northern Trust                                    26,100      1,698,131
      Royal Bank of Canada                              13,100        677,106
      State Street                                      20,700      2,195,494
      Toronto-Dominion Bank                             53,200      1,293,425
      Wells Fargo & Co                                  76,350      2,958,563
 ===============================================================================
                                                                   22,345,211
5.30  CONSUMER FINANCE
      American Express                                  55,250      2,879,906
      Countrywide Credit Industries                     22,700        688,094
 ===============================================================================
                                                                    3,568,000
19.63 FINANCIAL
      Associates First Capital Class A Shrs             78,700      1,755,994
      Capital One Financial                             58,900      2,628,412
      Citigroup Inc                                     51,880      3,125,770
      Fannie Mae                                        24,600      1,283,812
      Freddie Mac                                       51,850      2,099,925
      John Nuveen Class A Shrs                           5,000        209,688
      NOVA Corp(a)                                      22,100        617,419
      Providian Financial                               16,640      1,497,600
 ===============================================================================
                                                                   13,218,620
19.06 INSURANCE
      ACE Ltd                                           35,600        996,800
      AFLAC Inc                                         44,200      2,030,438
      American International Group                      15,100      1,774,250
      AXA Financial                                     21,900        744,600
      Hartford Financial Services Group                 37,100      2,075,281
      John Hancock Financial Services(a)                72,200      1,710,237
      Nationwide Financial Services Class A Shrs        25,900        851,463
      Radian Group                                      31,800      1,645,650
      St Paul Cos                                       29,300        999,863
 ===============================================================================
                                                                   12,828,582

                                                     SHARES OF
                                                     PRINCIPAL
%     DESCRIPTION                                    AMOUNT             VALUE
--------------------------------------------------------------------------------
4.63  INSURANCE BROKERS
      Marsh & McLennan                                  29,860     $3,118,504
================================================================================
11.39 INVESTMENT BANK/BROKER FIRM
      Federated Investors Class B Shrs                  17,600        617,100
      Gallagher (Arthur J) & Co                         20,000        840,000
      Goldman Sachs Group                                  500         47,438
      Lehman Brothers Holdings                           2,100        198,581
      Morgan Stanley Dean Witter & Co                   21,000      1,748,250
      Paine Webber Group                                41,800      1,901,900
      Price (T Rowe) Associates                          5,000        212,500
      Schwab (Charles) Corp                             14,850        499,331
      Waddell & Reed Financial
        Class A Shrs                                    14,400        472,500
        Class B Shrs                                    38,900      1,130,531
 ===============================================================================
                                                                    7,668,131
3.39  RAILROADS
      Kansas City Southern Industries                   25,700      2,279,269
 ===============================================================================
2.52  SAVINGS & LOAN
      Charter One Financial                             73,800      1,697,400
 ===============================================================================
      TOTAL COMMON STOCKS (Cost $64,234,945)                       66,723,717
 ===============================================================================
0.89  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        6/30/2000 due 7/3/2000 at 6.400%, repurchased
        at $602,321 (Collateralized by US Treasury
        Inflationary Index Bonds, due 4/15/2028 at
        3.625%, value $655,971) (Cost $602,000)       $602,000        602,000
 ===============================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $64,836,945)
        (Cost for Income Tax Purposes $66,401,439)                $67,325,717
 ===============================================================================

(a)  Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                    FINANCIAL
                                                                     SERVICES
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 64,836,945
================================================================================
  At Value(a)                                                    $ 67,325,717
Cash                                                                    1,197
Foreign Currency (Cost $1,366)                                          1,412
Receivables:
  Investment Securities Sold                                          220,780
  Fund Shares Sold                                                    493,822
  Dividends and Interest                                               88,807
Prepaid Expenses and Other Assets                                         238
================================================================================
TOTAL ASSETS                                                       68,131,973
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     860,882
  Fund Shares Repurchased                                             369,594
Accrued Expenses and Other Payables                                     2,299
================================================================================
TOTAL LIABILITIES                                                   1,232,775
================================================================================
NET ASSETS AT VALUE                                              $ 66,899,198
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 66,505,038
Accumulated Undistributed Net Investment Income                       196,261
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions         (2,290,927)
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                     2,488,826
================================================================================
NET ASSETS AT VALUE                                              $ 66,899,198
================================================================================
Shares Outstanding                                                  6,038,732
NET ASSET VALUE, Offering and Redemption Price per Share         $      11.08
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $602,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Financial Services Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                    FINANCIAL
                                                                     SERVICES
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    272,951
Dividends from Affiliated Investment Companies                         25,246
Interest                                                              135,394
  Foreign Taxes Withheld                                              (2,161)
================================================================================
  TOTAL INCOME                                                        431,430
================================================================================
EXPENSES
Investment Advisory Fees                                              157,790
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                           60,753
Custodian Fees and Expenses                                             7,343
Directors' Fees and Expenses                                            2,406
Interest Expense                                                        8,073
Professional Fees and Expenses                                          6,943
Registration Fees and Expenses                                             44
Reports to Shareholders                                                 5,505
Other Expenses                                                            372
================================================================================
  TOTAL EXPENSES                                                      251,729
  Fees and Expenses Absorbed by Investment Adviser                      (430)
  Fees and Expenses Paid Indirectly                                   (7,284)
================================================================================
     NET EXPENSES                                                     244,015
================================================================================
NET INVESTMENT INCOME                                                 187,415
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                           (2,413,449)
  Foreign Currency Transactions                                      (12,034)
================================================================================
     Total Net Realized Loss                                      (2,425,483)
================================================================================
Change in Net Appreciation of:
  Investment Securities                                             2,421,224
  Foreign Currency Transactions                                        21,620
================================================================================
     Total Net Appreciation                                         2,442,844
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                        17,361
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    204,776
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

FINANCIAL SERVICES FUND

                                                     SIX MONTHS        PERIOD
                                                          ENDED         ENDED
                                                        JUNE 30   DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000          1999
                                                      UNAUDITED      (Note 1)
OPERATIONS
Net Investment Income                               $   187,415    $    8,846
Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency
  Transactions                                      (2,425,483)       134,556
Change in Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                                        2,442,844        45,982
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS              204,776       189,384
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       115,604,633    14,141,157
Amounts Paid for Repurchases of Shares             (58,089,144)   (5,399,608)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                            57,515,489     8,741,549
================================================================================
TOTAL INCREASE IN NET ASSETS                         57,720,265     8,930,933
NET ASSETS
Initial Subscription                                         --       248,000
Beginning of Period                                   9,178,933            --
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  of $196,261 and $8,846, respectively)             $66,899,198    $9,178,933
================================================================================

           ----------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription                                         --        24,800
Shares Sold                                          10,608,778     1,317,359
================================================================================
                                                     10,608,778     1,342,159
Shares Repurchased                                  (5,396,957)     (515,248)
================================================================================
NET INCREASE IN FUND SHARES                           5,211,821       826,911
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund (the "Fund", presented herein), Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. The Fund commenced investment operations on September 21, 1999. The INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

A Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $89,795,804 and $31,919,382, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $3,418,183 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $2,493,905, resulting in net appreciation of $924,278.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the six months ended June 30, 2000.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, Financial Services Fund borrowed cash at a weighted average rate ranging from 5.82%-6.74%. At June 30, 2000, there were no such borrowings and/or lendings outstanding.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      SIX MONTHS          PERIOD
                                                                           ENDED           ENDED
                                                                         JUNE 30     DECEMBER 31
--------------------------------------------------------------------------------------------------
                                                                            2000         1999(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                                 $    11.10    $      10.00
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                       0.02            0.01
Net Gains or (Losses) on Securities (Both Realized and Unrealized)        (0.04)            1.09
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (0.02)            1.10
==================================================================================================
Net Asset Value--End of Period                                        $    11.08     $     11.10
==================================================================================================

TOTAL RETURN(b)                                                       (0.18%)(c)       11.00%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                              $   66,899     $     9,179
Ratio of Expenses to Average Net Assets(d)(e)                           0.58%(c)        1.39%(f)
Ratio of Net Investment Income to Average Net Assets(d)                 0.44%(c)        0.67%(f)
Portfolio Turnover Rate                                                   87%(c)          37%(c)

(a) From September 21, 1999, commencement of investment operations, through December 31, 1999.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.59% and 2.48% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.43% and (0.42%)(annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)









[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

S757 9184 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-HEALTH SCIENCES FUND











                                      SEMI
                                     ANNUAL







SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------
          VIF-HEALTH SCIENCES FUND
        AVERAGE ANNUAL TOTAL RETURN
               AS OF 6/30/00 (1)

1 year                              30.15%
--------------------------------------------
Since inception (5/97)              24.30%
--------------------------------------------

Graph:      VIF-HEALTH SCIENCES FUND
            TOTAL RETURN SINCE INCEPTION VS S&P 500 INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through June 30, 2000.

VIF-HEALTH SCIENCES FUND

      For the six-month period ended June 30, 2000, the value of your shares rose 18.91%. This is comparable to the return of the S&P 500 Index, which fell 0.43% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      After a very strong first quarter, performance by health sciences stocks was mixed in the second quarter. During the first half of the period, heightened inflation and interest rate fears led investors to favor traditional pharmaceutical companies for their predictable earnings growth and lower valuations. Biotechnology shares, on the other hand, fell out of favor as rising interest rates called into question their high valuations. But easing inflation fears and new product launches sparked a renewed biotech rally in June that gained fuel from euphoria over the mapping of the human genome -- an advance that promises to accelerate discovery of new treatments for a variety of diseases.

      The fund handily outperformed the S&P 500 Index in the second quarter, supported by sizable gains in many of our biotechnology shares. We took advantage of the sell-off in high valuation shares early in the quarter to add to our holdings in promising biotech companies. Our approach paid off, and many of these companies surged to new highs in June. One standout was Genentech Inc. The company's new blood thinner, TNKase, was recently approved by the U.S. Food & Drug Administration, and promises to simplify the treatment of heart attacks. Genentech Inc represents what we look for in our biotech exposure -- well-managed companies that are already profitable or have drugs in late-stage trials.

      While our traditional pharmaceutical exposure provided a haven from market volatility early in the period, we took profits on a number of these positions later in the period, scaling back our traditional drug exposure. This decision reflects our concerns over regulatory uncertainty, a lack of new products in the pipeline, and expiring patents on a number of blockbuster drugs. Nonetheless, a select few pharmaceutical companies offer such strong earnings potential that they remain cornerstones of the portfolio. For example, one of our largest positions is Pfizer Inc, which just completed its merger with Warner-Lambert Co. The combined company should deliver powerful synergies in research and marketing.

      Additionally, we also maintained a light weighting in the medical equipment and health care services areas, due to our concerns over competitive pressures and Medicare reform -- a hot issue that should receive even greater publicity during this election year.

FUND MANAGEMENT

      VIF-Health Sciences Portfolio is managed by INVESCO Funds Group Senior Vice President and Director of Research, John R. Schroer, a Chartered Financial Analyst. He started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND
71.00 COMMON STOCKS
1.09  BIOTECHNOLOGY
      Vertex Pharmaceuticals(a)                         15,100   $  1,591,163
================================================================================
28.98 BIOTECHNOLOGY--HEALTH CARE
      Abgenix Inc(a)                                    28,720      3,442,361
      Affymetrix Inc(a)                                  5,500        908,187
      Alexion Pharmaceuticals(a)                        20,860      1,491,490
      Amgen Inc(a)                                      58,000      4,074,500
      Amylin Pharmaceuticals(a)                          8,000        121,500
      Biogen Inc(a)                                     34,700      2,238,150
      Celgene Corp(a)                                    8,400        494,550
      Cell Therapeutics(a)                              20,200        618,625
      Celltech Group PLC(a)                              8,326        161,341
      Collateral Therapeutics(a)                           300          7,608
      COR Therapeutics(a)                               30,260      2,581,556
      Creative BioMolecules(a)                          32,640        456,960
      Cubist Pharmaceuticals(a)                         18,840        927,870
      Genentech Inc(a)                                  34,710      5,970,120
      Gilead Sciences(a)                                15,400      1,095,325
      IDEC Pharmaceuticals(a)                           33,210      3,895,948
      ILEX Oncology(a)                                  24,010        846,352
      ImClone Systems(a)                                29,060      2,221,274
      Medarex Inc(a)                                    21,110      1,783,795
      MedImmune Inc(a)                                  63,700      4,713,800
      NPS Pharmaceuticals(a)                            13,300        355,775
      Protein Design Labs(a)                            23,020      3,797,221
================================================================================
                                                                   42,204,308
2.37  ELECTRONICS--INSTRUMENTS
      Waters Corp(a)                                    27,600      3,444,825
================================================================================
34.70 HEALTH CARE DRUGS--PHARMACEUTICALS
      Alkermes Inc(a)                                   27,780      1,309,132
      Allergan Inc                                      34,310      2,556,095
      ALZA Corp(a)                                      26,130      1,544,936
      American Home Products                            38,385      2,255,119
      AmeriSource Health Class A Shrs(a)                33,100      1,026,100
      AstraZeneca Group PLC Sponsored
        ADR Representing Ord Shrs                          140          6,510
      Bristol-Myers Squibb                              70,500      4,106,625
      DUSA Pharmaceuticals(a)                           22,000        649,000
      Forest Laboratories(a)                            37,230      3,760,230
      Fujisawa Pharmaceutical Ltd                       49,800      2,019,205
      Glaxo Wellcome PLC Sponsored ADR
        Representing 2 Ord Shrs                            480         27,750
      Human Genome Sciences(a)                          22,780      3,038,283
      Inhale Therapeutic Systems(a)                     13,980      1,418,533
      IVAX Corp                                         24,700      1,025,050
      Johnson & Johnson                                 24,605      2,506,634
      Lilly (Eli) & Co                                  31,200      3,116,100
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      Merck & Co                                        23,800   $  1,823,675
      Millennium Pharmaceuticals(a)                     23,760      2,658,150
      Pfizer Inc                                       113,876      5,466,048
      Pharmacia Corp                                    24,870      1,285,468
      QLT PhotoTherapeutics(a)                          19,600      1,515,325
      Schering AG                                       39,600      2,178,936
      Schering-Plough Corp                              47,000      2,373,500
      SmithKline Beecham PLC Sponsored ADR
        Representing 5 Ord Shrs                            415         27,053
      Takeda Chemical Industries Ltd                    11,390        749,250
      Titan Pharmaceuticals(a)                          29,010      1,247,430
      Yamanouchi Pharmaceutical Ltd                     15,330        838,908
================================================================================
                                                                   50,529,045
0.77  HEALTH CARE-- SERVICES
      Edward Lifesciences(a)                            55,800      1,032,300
      First Health Group(a)                              2,400         78,750
      Mediconsult.com Inc(a)                            12,000         18,000
================================================================================
                                                                    1,129,050
3.09  MEDICAL EQUIPMENT & DEVICES
      Boston Scientific(a)                              15,200        333,450
      Guidant Corp(a)                                    7,400        366,300
      Medtronic Inc                                     26,434      1,316,744
      PE Corp-PE Biosystems Group                       26,620      1,753,593
      Pharmacopeia Inc(a)                                8,000        371,000
      Targeted Genetics(a)                              24,214        360,184
================================================================================
                                                                    4,501,271
      TOTAL COMMON STOCKS (Cost $84,481,139)                      103,399,662
================================================================================
29.00 SHORT-TERM INVESTMENTS
21.97 COMMERCIAL PAPER
8.17  CONSUMER FINANCE
      American Express Credit, 6.750%, 7/5/2000     $6,900,000      6,900,000
      Ford Motor Credit, 6.720%, 7/3/2000           $5,000,000      5,000,000
================================================================================
                                                                   11,900,000
9.27  FINANCIAL
      General Electric Capital Services,
        6.750%, 7/7/2000                            $6,900,000      6,900,000
      Heller Financial, 6.900%, 7/5/2000            $6,600,000      6,600,000
================================================================================
                                                                   13,500,000
4.53  INSURANCE
      Prudential Funding, 6.700%, 7/3/2000          $6,600,000      6,600,000
================================================================================
        TOTAL COMMERCIAL PAPER (Cost $32,000,000)                  32,000,000
================================================================================
2.45  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund 6.489% (Cost $3,569,793)        3,569,793      3,569,793
================================================================================
4.58  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 6/30/2000 due 7/3/2000 at 6.400%,
        repurchased at $6,667,554 (Collateralized
        by  US  Treasury Inflationary Index Bonds,
        due 4/15/2028, at 3.625%, value $7,210,597)
        (Cost $6,664,000)                          $ 6,664,000      6,664,000
================================================================================

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      TOTAL SHORT-TERM INVESTMENTS (Cost $42,233,793)            $ 42,233,793
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $126,714,932)
        (Cost for Income Tax Purposes $131,883,228)              $145,633,455
================================================================================

(a) Security is non-income producing.


 See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED
                                                                       HEALTH
                                                                     SCIENCES
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $126,714,932
================================================================================
  At Value(a)                                                    $145,633,455
Foreign Currency (Cost $10,140)                                        10,498
Receivables:
  Investment Securities Sold                                           78,670
  Fund Shares Sold                                                  7,879,414
  Dividends and Interest                                               33,682
Prepaid Expenses and Other Assets                                       8,007
================================================================================
TOTAL ASSETS                                                      153,643,726
================================================================================
LIABILITIES
Payables:
  Custodian                                                               645
  Investment Securities Purchased                                   5,140,091
  Fund Shares Repurchased                                               3,316
Accrued Expenses and Other Payables                                     4,319
================================================================================
TOTAL LIABILITIES                                                   5,148,371
================================================================================
NET ASSETS AT VALUE                                              $148,495,355
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $139,783,233
Accumulated Undistributed Net Investment Income                       323,413
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                   (10,530,052)
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                            18,918,761
================================================================================
NET ASSETS AT VALUE                                              $148,495,355
================================================================================
Shares Outstanding                                                  7,794,305
NET ASSET VALUE, Offering and Redemption Price per Share         $      19.05
================================================================================

(a)Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $6,664,000.

(b)The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Health Sciences Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                       HEALTH
                                                                     SCIENCES
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    111,952
Dividends from Affiliated Investment Companies                         69,793
Interest                                                              505,101
  Foreign Taxes Withheld                                              (1,596)
================================================================================
  TOTAL INCOME                                                        685,250
================================================================================
EXPENSES
Investment Advisory Fees                                              250,672
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                           93,571
Custodian Fees and Expenses                                            14,463
Directors' Fees and Expenses                                            4,865
Interest Expenses                                                         117
Professional Fees and Expenses                                          9,293
Registration Fees and Expenses                                             54
Reports to Shareholders                                                11,976
Other Expenses                                                            517
================================================================================
  TOTAL EXPENSES                                                      388,028
  Fees and Expenses Absorbed by Investment Adviser                      (302)
  Fees and Expenses Paid Indirectly                                  (14,114)
================================================================================
     NET EXPENSES                                                     373,612
================================================================================
NET INVESTMENT INCOME                                                 311,638
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                          (10,649,317)
  Foreign Currency Transactions                                      (35,473)
================================================================================
     Total Net Realized Loss                                     (10,684,790)
================================================================================
Change in Net Appreciation of:
  Investment Securities                                            17,882,074
  Foreign Currency Transactions                                       127,700
================================================================================
     Total Net Appreciation                                        18,009,774
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                     7,324,984
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  7,636,622
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

HEALTH SCIENCES FUND

                                                    SIX MONTHS           YEAR
                                                         ENDED          ENDED
                                                       JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                          2000           1999
                                                     UNAUDITED
OPERATIONS
Net Investment Income                              $   311,638  $      11,787
Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency
  Transactions                                    (10,684,790)        169,272
Change in Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                                      18,009,774        505,246
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS           7,636,622        686,305
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0        (5,893)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                      181,790,233     19,779,104
Reinvestment of Distributions                                0          5,893
================================================================================
                                                   181,790,233     19,784,997
Amounts Paid for Repurchases of Shares            (52,583,023)   (11,191,495)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                          129,207,210      8,593,502
================================================================================
TOTAL INCREASE IN NET ASSETS                       136,843,832      9,273,914
NET ASSETS
Beginning of Period                                 11,651,523      2,377,609
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $323,413 and $11,775, respectively)             $148,495,355  $  11,651,523
================================================================================

         ----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                         10,202,346      1,318,340
Shares Issued from Reinvestment of Distributions             0            392
================================================================================
                                                    10,202,346      1,318,732
Shares Repurchased                                 (3,135,391)      (746,864)
================================================================================
NET INCREASE IN FUND SHARES                          7,066,955        571,868
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund (the "Fund", presented herein), High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investment in shares of investment companies are valued at net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $141,338,407 and $56,956,405, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $15,437,179 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $1,686,952, resulting in net appreciation of $13,750,227.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $35. Unfunded accrued pension costs of $0 and pension liability of $94 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 --INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, there were no such borrowings and/or lendings.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 SIX MONTHS                                        PERIOD
                                                                      ENDED                                         ENDED
                                                                    JUNE 30         YEAR ENDED DECEMBER 31    DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                                       2000          1999            1998         1997(a)
                                                                  UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                         $       16.02     $   15.29        $  11.04     $     10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income                                                  0.03          0.02            0.05            0.10
Net Gains on Securities (Both Realized and Unrealized)                 3.00          0.72            4.66            0.94
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       3.03          0.74            4.71            1.04
===========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                   0.00          0.01            0.03            0.00
Distributions from Capital Gains                                       0.00          0.00            0.34            0.00
In Excess of Net Realized Gains                                        0.00          0.00            0.09            0.00
===========================================================================================================================
TOTAL DISTRIBUTIONS                                                    0.00          0.01            0.46            0.00
===========================================================================================================================
Net Asset Value-- End of Period                               $       19.05     $   16.02        $  15.29     $     11.04
===========================================================================================================================

TOTAL RETURN(c)                                                   18.91%(d)         4.86%          42.85%       10.40%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                      $     148,495     $  11,652        $  2,378     $       423
Ratio of Expenses to Average Net Assets(e)(f)                      0.58%(d)         1.48%           1.27%        0.60%(g)
Ratio of Net Investment Income to Average Net Assets(e)            0.46%(d)         0.36%           0.35%        2.34%(g)
Portfolio Turnover Rate                                             111%(d)          173%            107%         112%(d)

(a) From May 22, 1997, commencement of investment operations, through December, 31 1997.

(b) The per share information was computed based on average shares for the period ended December 31, 1997.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(d) Based on operations for the periods shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000, the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.58%, 2.85%, 4.20% and 21.45% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.46%, (1.01%), (2.58%) and (18.51%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)








[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO

On the World Wide Web: invescofunds.com

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-HIGH YIELD FUND










                                      SEMI
                                     ANNUAL












SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------
             VIF-HIGH YIELD FUND
         AVERAGE ANNUAL TOTAL RETURN
               AS OF 6/30/00 (1)

1 year                               1.50%
--------------------------------------------
5 years                             10.24%
--------------------------------------------
Since inception (5/94)              10.14%
--------------------------------------------

Graph: VIF-High Yield Fund Total Return Since Inception vs Merrill Lynch High Yield Master Index

            This line graph compares the value of a $10,000 investment in INVESCO VIF-High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/94) through June 30, 2000.


VIF-HIGH YIELD FUND

      For the six-month period ended June 30, 2000, the value of your shares fell 1.30%. This is comparable to the return of the Merrill High Yield Master Index, which fell 1.19% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      During the first half of the second quarter, high-yield funds struggled against depressed technical conditions and increased credit concerns that spanned industries. During the final week of May, however, the market bounced back somewhat in line with Treasury and equity markets. This rally across the capital markets was sparked by speculation that the Federal Reserve's credit tightening campaign may be nearing an end. While fund flows improved, issuance of new bonds also picked up. The risk is that this increased supply could eventually offset the increased liquidity, short-circuiting the rally.

     The fund continued to focus on higher-quality telecommunications and zero coupon bonds that offer liquidity. While these high-risk issues were vulnerable to poor market conditions this spring, prices improved in June as the overall market rallied. The fund remains overweighted in these securities, and consequently outperformed its competitive universe.

      Our issue-specific, credit-intensive approach helped us avoid many of the credit risk experiences (i.e., defaults and credit quality decline) that have plagued the high yield market over the past few years. It has also provided us with the foresight to recognize potential "big bang" positive events that may lead to significant credit improvement and increased valuations.

      Going forward, we will remain focused on credit risk analysis and our themes of energy, gaming, broadcasting, communications, cyclically vulnerable companies emerging from financial distress, electric utilities deregulation and special situations. We remain confident that this approach will drive performance throughout 2000.

FUND MANAGEMENT

      VIF-High Yield Fund is managed by Senior Vice President and Director of Fixed-Income Investments Jerry Paul. Jerry began his investment career in 1976; before joining INVESCO Funds Group, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered
Financial Analyst and Certified Public Accountant. Jerry recently was named Morningstar's 1999 Fixed-Income Manager of the Year.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE HIGH-YIELD MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                       COUNTRY         SHARES OR
                                                       CODE IF         PRINCIPAL
%     DESCRIPTION                                       NON US            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------
HIGH YIELD FUND
87.54 FIXED INCOME SECURITIES
10.13 BROADCASTING
      Chancellor Media of Los Angeles
        Gtd Sr Sub Notes
            9.000%, 10/1/2008                                         $1,200,000   $1,236,000
            8.000%, 11/1/2008                                         $  529,000      532,306
        Sr Sub Notes, Series B, 8.125%, 12/15/2007                    $  750,000      754,687
      LIN Holdings, Sr Discount Step-Up Notes
        Zero Coupon(a), 3/1/2008                                      $  950,000      624,625
      LIN Television, Gtd Sr Sub Notes, 8.375%, 3/1/2008              $  500,000      455,000
      Sinclair Broadcast Group, Sr Sub Notes
        10.000%, 9/30/2005                                            $  500,000      477,500
      Spectrasite Holdings, Sr Discount Step-Up Notes
        Series B, Zero Coupon(a), 3/15/2010                           $  750,000      408,750
      TV Guide, Gtd Sr Sub Notes, 8.125%, 3/1/2009                    $1,250,000    1,246,875
      Young Broadcasting, Gtd Sr Sub Notes, Series B
        9.000%, 1/15/2006                                             $  500,000      470,000
===============================================================================================
                                                                                    6,205,743
3.12  CABLE
      Charter Communications Holdings LLC/Charter
        Communications Holdings Capital, Sr Discount
        Step-Up Notes, Zero Coupon(a), 4/1/2011                       $1,000,000      567,500
      NTL Inc
        Conv Sub Notes(b), 5.750%, 12/15/2009                         $  450,000      353,250
        Sr Deferred Step-Up Notes, Zero Coupon(a), 4/1/2008           $  500,000      312,500
      Renaissance Media Group LLC/Renaissance Media
        Capital, Gtd Sr Discount Step-Up Notes
        Zero Coupon(a), 4/15/2008                                     $1,000,000      680,000
===============================================================================================
                                                                                    1,913,250
1.74  CHEMICALS
      Huntsman Corp, Sr Sub Notes(b), 9.500%, 7/1/2007                $  500,000      455,000
      Huntsman Polymers, Sr Notes, 11.750%, 12/1/2004                 $  600,000      609,000
===============================================================================================
                                                                                    1,064,000
4.60  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Alliant Energy Resources, Sr Step-Up Notes(a),
        PAY PHONE(e) 7.250%, 2/15/2030                                     3,500      240,625
      IPC Information Systems, Sr Discount Step-Up Notes
        Zero Coupon(a), 5/1/2008                                      $1,000,000      900,000
      Metromedia Fiber Network, Sr Notes, Series B
        10.000%, 11/15/2008                                           $1,250,000    1,231,250
      World Access, Sr Notes, Series B, 13.250%, 1/15/2008            $  500,000      445,625
===============================================================================================
                                                                                    2,817,500
                                                       COUNTRY         SHARES OR
                                                       CODE IF         PRINCIPAL
%     DESCRIPTION                                       NON US            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------
2.54  COMPUTER RELATED
      PSINet Inc
        Sr Notes, 11.000%, 8/1/2009                                   $  500,000   $  462,500
        Sr Notes(b), 10.500%, 12/1/2006                               $1,000,000      920,000
      WAM!NET, Gtd Sr Discount Step-Up Notes, Series B
        Zero Coupon(a), 3/1/2005                                      $  300,000      168,375
===============================================================================================
                                                                                    1,550,875
5.72  ELECTRIC UTILITIES
      El Paso Electric, 1st Mortage, Series D,
        8.900%, 2/1/2006                                              $  800,000      825,122
      Niagara Mohawk Power
        1st Mortgage, 8.750%, 4/1/2022                                $  787,000      794,968
        Sr Discount Step-Up Notes, Series H,
          Zero Coupon(a), 7/1/2010                                    $  500,000      383,820
      Texas Utilities, 1st Mortgage & Collateral
        Trust, 8.750%, 11/1/2023                                      $  250,000      249,434
      TXU Electric Capital, Gtd Capital
        Securities, 8.175%, 1/30/2037                                 $1,250,000    1,248,291
===============================================================================================
                                                                                    3,501,635
0.33  ELECTRICAL EQUIPMENT
      Alpine Group, Gtd Sr Secured Notes,
        Series B, 12.250%, 7/15/2003                                  $  200,000      204,000
===============================================================================================
0.27  ENGINEERING & CONSTRUCTION
      Ryland Group, Sr Sub Notes, 8.250%, 4/1/2008                    $  200,000      165,000
===============================================================================================
1.15  ENTERTAINMENT
      SFX Entertainment, Gtd Sr Sub Notes
        9.125%, 12/1/2008                                             $  250,000      251,250
        Series B, 9.125%, 2/1/2008                                    $  450,000      452,250
===============================================================================================
                                                                                      703,500
3.26  FINANCIAL
      Madison River Capital LLC/Madison River Finance
        Sr Notes(b), 13.250%, 3/1/2010                                $1,000,000      900,000
      Primark Corp, Sr Sub Notes, 9.250%, 12/15/2008                  $1,000,000    1,100,000
===============================================================================================
                                                                                    2,000,000
2.62  GAMING
      Aztar Corp, Sr Sub Notes, 8.875%, 5/15/2007                     $  650,000      612,625
      Isle of Capri Casinos, Gtd Sr Sub Notes,
        8.750%, 4/15/2009                                             $  750,000      693,750
      Station Casinos, Sr Sub Notes,
        9.750%, 4/15/2007                                             $  300,000      300,000
===============================================================================================
                                                                                    1,606,375
0.90  HEALTH CARE RELATED
      PharMerica Inc, Gtd Sr Sub Notes, 8.375%, 4/1/2008              $1,000,000      550,000
===============================================================================================
0.20  HOUSEHOLD PRODUCTS
      Home Products International, Gtd Sr Sub Notes,
        9.625%, 5/15/2008                                             $  150,000      123,000
===============================================================================================
0.71  IRON & STEEL
      Inland Steel, 1st Mortgage, Series R,
        7.900%, 1/15/2007                                             $  488,000      434,320
===============================================================================================
                                                       COUNTRY         SHARES OR
                                                       CODE IF         PRINCIPAL
%     DESCRIPTION                                       NON US            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------
0.39  METALS MINING
      Bulong Operations Property Ltd, Sr Secured Notes
        12.500%, 12/15/2008(c)                              AS        $  500,000   $  238,750
===============================================================================================
4.04  OIL & GAS RELATED
      Canadian Forest Oil Ltd, Gtd Sr Sub Notes
        8.750%, 9/15/2007                                   CA        $  650,000      611,000
      Coda Energy, Gtd Sr Sub Notes, Series B
        10.500%, 4/1/2006                                             $  200,000      201,250
      Gulfmark Offshore, Gtd Sr Notes, 8.750%, 6/1/2008               $  750,000      695,625
      Houston Exploration, Sr Sub Notes, Series B
        8.625%, 1/1/2008                                              $  500,000      465,000
      Snyder Oil, Sr Sub Notes, 8.750%, 6/15/2007                     $  500,000      502,500
===============================================================================================
                                                                                    2,475,375
1.79  PAPER & FOREST PRODUCTS
      Bear Island Paper LLC/Bear Island Finance II, Sr Secured
        Notes, Series B, 10.000%, 12/1/2007                           $  750,000      656,250
      Riverwood International, Gtd Sr Sub Notes
        10.875%, 4/1/2008                                             $  500,000      440,000
===============================================================================================
                                                                                    1,096,250
0.40  PERSONAL CARE
      Revlon Consumer Products, Sr Notes, 8.125%, 2/1/2006            $  350,000      248,500
===============================================================================================
3.61  SERVICES
      Heritage Media, Sr Sub Notes, 8.750%, 2/15/2006                 $  500,000      490,000
      NationsRent Inc, Gtd Sr Sub Notes, 10.375%, 12/15/2008          $  625,000      400,000
      United Rentals, Gtd Sr Sub Notes, Series B
        9.000%, 4/1/2009                                              $  750,000      663,750
        8.800%, 8/15/2008                                             $  750,000      660,000
===============================================================================================
                                                                                    2,213,750
0.11  SHIPPING
      TBS Shipping International Ltd, 1st Pfd Shipping
        Mortgage Notes(c), 10.000%, 5/1/2005                BD        $  250,000       67,813
===============================================================================================
1.09  SPECIALTY PRINTING
      MDC Communications, Sr Sub Notes, 10.500%, 12/1/2006  CA        $  500,000      480,000
      World Color Press, Sr Sub Notes, 7.750%, 2/15/2009              $  200,000      185,164
===============================================================================================
                                                                                      665,164
4.18  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Esat Holdings Ltd, Sr Deferred Step-Up Notes,
        Series B Zero Coupon(a), 2/1/2007                   IE        $2,150,000    2,031,750
      Rogers Cantel, Sr Deb
        9.750%, 6/1/2016                                    CA        $  250,000      269,375
        9.375%, 6/1/2008                                    CA        $  250,000      257,500
===============================================================================================
                                                                                    2,558,625
12.97 TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom, Sr Discount Step-Up Notes
        Series B, Zero Coupon(a), 2/15/2008                           $  850,000      616,250
      Call-Net Enterprises, Sr Discount Step-Up Notes
        Zero Coupon(a), 5/15/2009                           CA        $1,000,000      360,000
      ESAT Telecom Group PLC, Sr Notes, Series B
        11.875%, 12/1/2008                                  IE        $  500,000      588,750
                                                       COUNTRY         SHARES OR
                                                       CODE IF         PRINCIPAL
%     DESCRIPTION                                       NON US            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------
      Esprit Telecom Group PLC, Sr Notes,
        11.500%, 12/15/2007                                 UK        $  750,000   $  532,500
      GCI Inc, Sr Notes, 9.750%, 8/1/2007                             $  495,000      460,350
      Global Crossing Holdings Ltd, Gtd Sr Notes
        9.625%, 5/15/2008                                   BD        $  200,000   $  194,000
      Level 3 Communications
        Sr Discount Step-Up Notes, Zero
        Coupon(a), 12/1/2008                                          $4,800,000    2,916,000
        Sr Notes, 9.125%, 5/1/2008                                    $  500,000      448,750
      Primus Telecommunications Group, Sr Notes
        Series B, 9.875%, 5/15/2008                                   $  500,000      375,000
      Qwest Communications International
        Sr Discount Step-Up Notes, Series B, Zero Coupon(a)
           10/15/2007                                                 $  900,000      756,011
           2/1/2008                                                   $  250,000      197,240
      Statec Global Communications, Sr Notes
        12.000%, 5/15/2008                                            $  150,000      120,000
      Viatel Inc, Sr Dollar Notes, 11.500%, 3/15/2009                 $  500,000      380,000
===============================================================================================
                                                                                    7,944,851
20.31 TELEPHONE
      Covad Communications Group, Sr Notes(b), Series B
        12.000%, 2/15/2010                                            $  500,000      390,000
      Diamond Cable Communications PLC, Sr Discount
        Step-Up Notes, Zero Coupon(a)
           12/15/2005                                       UK        $  500,000      474,375
           2/15/2007                                        UK        $  900,000      686,250
      Focal Communications, Sr Discount Step-Up Notes
        Zero Coupon(a), 2/15/2008                                     $  500,000      337,500
      Intermedia Communications, Sr Discount Step-Up Notes
        Series B, Zero Coupon(a), 3/1/2009                            $1,250,000      753,125
      McLeodUSA Inc
        Sr Discount Step-Up Notes, Zero Coupon(a), 3/1/2007           $  500,000      410,000
        Sr Notes, 8.125%, 2/15/2009                                   $  500,000      451,250
      MetroNet Communications
        Sr Discount Step-Up Notes, Zero Coupon(a)
           11/1/2007                                        CA        $  250,000      219,576
           6/15/2008                                        CA        $2,900,000    2,357,572
      Netia Holdings BV, Gtd Sr Discount Step-Up Notes
        Series B, Zero Coupon(a), 11/1/2007                 NL        $  525,000      349,125
      NEXTLINK Communications
        Sr Discount Step-Up Notes, Zero Coupon(a), 4/15/2008          $1,000,000      610,000
        Sr Notes
           10.750%, 11/15/2008                                        $  500,000      492,500
           9.625%, 10/1/2007                                          $  250,000      235,625
      NEXTLINK Communications LLC/NEXTLINK Capital
        Sr Notes, 12.500%, 4/15/2006                                  $1,000,000    1,045,000
      NorthPoint Communications Group, Sr Notes(b)
        12.875%, 2/15/2010                                            $  500,000      360,000
      RCN Corp
        Sr Discount Step-Up Notes, Series B
          Zero Coupon(a), 2/15/2008                                   $1,000,000      570,000
        Sr Notes, 10.125%, 1/15/2010                                  $  500,000      416,250
      Time Warner Telecommunications, Sr Notes,
        9.750%, 7/15/2008                                             $1,000,000      967,500
      United Pan-Europe Communinations NV
        Sr Discount Step-Up Notes, Zero Coupon(a),
        8/1/2009                                            NL        $1,250,000      628,125
        Sr Discount Step-Up Notes(b), Zero Coupon(a),
        2/1/2010                                            NL        $  500,000      235,000
        Sr Notes(b), 10.875%, 11/1/2007                     NL        $  500,000      450,000
===============================================================================================
                                                                                   12,438,773
                                                       COUNTRY         SHARES OR
                                                       CODE IF         PRINCIPAL
%     DESCRIPTION                                       NON US            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------
1.36  TEXTILE--APPAREL MANUFACTURING
      WestPoint Stevens, Sr Notes, 7.875%, 6/15/2005                  $1,000,000   $  835,000
===============================================================================================
      TOTAL FIXED INCOME SECURITIES (Cost $58,534,900)                             53,622,049
===============================================================================================
10.64 PREFERRED STOCKS & WARRANTS
0.60  BROADCASTING
      Granite Broadcasting, Exchangeable Pfd(d), 12.750%                     425      365,500
===============================================================================================
0.02  COMPUTER RELATED
      PSINet Inc, Conv Pfd, 7.000%(b)                                      5,000      169,375
      Wam!Net Warrants (Exp 2005)                                            900        9,900
===============================================================================================
                                                                                      179,275
0.49  PUBLISHING
      PRIMEDIA Inc, Exchangeable Pfd, Series H Shrs, 8.625%                3,500      301,000
===============================================================================================
2.07  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Nextel Communications, Exchangeable Pfd(d)
        Series E Shrs, 11.125%                                             1,307    1,267,790
===============================================================================================
6.54  TELECOMMUNICATIONS--LONG DISTANCE
      Global Crossing Holdings Ltd, Sr Exchangeable
        Pfd(d), 10.500%                                     BD            16,500    1,592,250
      Global Crossing Ltd, Conv Pfd, 6.750%                 BD             1,000      222,375
      IXC Communications, Jr Exchangeable Pfd(d),
        Series B Shrs, 12.500%                                             2,000    2,020,000
      Startec Global Communications Warrants(b) (Exp2005)                    150          525
===============================================================================================
                                                                                    3,835,150
0.93  TELEPHONE
      Intermedia Communications, Pfd(d),
        Series B Shrs, 13.500%                                               591      570,315
===============================================================================================
      TOTAL PREFERRED STOCKS & WARRANTS (COST $6,979,348)                           6,519,030
===============================================================================================
0.36  OTHER SECURITIES
0.36  BROADCASTING
      XMSatellite Radio, Units(b)(Each unit consists of one
        $1,000,000  Face Amount Secured Note, Zero Coupon,
        3/15/2010 and one wrnt to purchase 8.0248 shrs
        of cmn stk) (Cost $250,000)                                      250,000      220,000
===============================================================================================
1.46  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        6/30/2000 due 7/3/2000 at 6.400%, repurchased
        at $896,478 (Collateralized by US Treasury
        Inflationary Index Bonds due 4/15/2028 at
        3.625%, value $1,093,285) (Cost $896,000)                    $   896,000      896,000
===============================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $66,660,248)
        (Cost for Income Tax Purposes $66,664,024)                                $61,257,079
===============================================================================================

(a) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

(b) Securities are aquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.

(c) Security is a defaulted security with respect to cummulative interest payments of $31,250 and $12,500 at June 30, 2000.

(d) Security is a payment-in-kind (PIK). PIK securities make interest payments in additional securities.

(e) PAY PHONES-- Premium Accelerated Yield Participating Hybrid Option Note Exchangeable Securities.


SUMMARY OF INVESTMENTS BY COUNTRY
                                                            % OF
                                           COUNTRY    INVESTMENT
COUNTRY                                       CODE    SECURITIES         VALUE
--------------------------------------------------------------------------------
Australia                                       AS        0.39%    $   238,750
Bermuda                                         BD         3.39      2,076,438
Canada                                          CA         7.44      4,555,023
Ireland                                         IE         4.28      2,620,500
Netherlands                                     NL         2.71      1,662,250
United Kingdom                                  UK         2.76      1,693,125
United States                                   US        79.03     48,410,993
================================================================================
                                                        100.00%    $61,257,079
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                         HIGH
                                                                        YIELD
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 66,660,248
================================================================================
  At Value(a)                                                    $ 61,257,079
Cash                                                                      266
Receivables:
  Investment Securities Sold                                          504,425
  Fund Shares Sold                                                    118,263
  Dividends and Interest                                              960,658
Prepaid Expenses and Other Assets                                       3,548
================================================================================
TOTAL ASSETS                                                       62,844,239
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     405,305
  Fund Shares Repurchased                                             170,772
Accrued Expenses and Other Payables                                    10,411
================================================================================
TOTAL LIABILITIES                                                     586,488
================================================================================
NET ASSETS AT VALUE                                              $ 62,257,751
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 66,179,135
Accumulated Undistributed Net Investment Income                     3,249,304
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                    (1,767,519)
Net Depreciation of Investment Securities and Foreign
  Currency Transactions                                           (5,403,169)
================================================================================
NET ASSETS AT VALUE                                              $ 62,257,751
================================================================================
Shares Outstanding                                                  5,482,892
NET ASSET VALUE, Offering and Redemption Price per Share         $      11.35
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $896,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to High Yield Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                         HIGH
                                                                        YIELD
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    324,846
Interest                                                            2,745,390
================================================================================
  TOTAL INCOME                                                      3,070,236
================================================================================
EXPENSES
Investment Advisory Fees                                              171,606
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                           80,796
Custodian Fees and Expenses                                             6,274
Directors' Fees and Expenses                                            5,415
Interest Expense                                                          558
Professional Fees and Expenses                                          9,279
Registration Fees and Expenses                                            107
Reports to Shareholders                                                21,082
Other Expenses                                                          7,702
================================================================================
  TOTAL EXPENSES                                                      305,319
  Fees and Expenses Paid Indirectly                                   (6,224)
================================================================================
     NET EXPENSES                                                     299,095
================================================================================
NET INVESTMENT INCOME                                               2,771,141
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                             (463,595)
  Foreign Currency Transactions                                       (4,544)
================================================================================
     Total Net Realized Loss                                        (468,139)
================================================================================
Change in Net Depreciation of Investment Securities
  and Foreign Currency Transactions                               (2,999,061)
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                   (3,467,200)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $   (696,059)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

HIGH YIELD FUND

                                                    SIX MONTHS           YEAR
                                                         ENDED          ENDED
                                                       JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                          2000           1999
                                                     UNAUDITED
OPERATIONS
Net Investment Income                              $ 2,771,141  $   4,321,956
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                  (468,139)      (925,346)
Change in Net Appreciation (Depreciation)
  of Investment Securities and
  Foreign Currency Transactions                    (2,999,061)        716,141
================================================================================
NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS                         (696,059)      4,112,751
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0    (3,850,861)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                          0        (4,126)
================================================================================
TOTAL DISTRIBUTIONS                                          0    (3,854,987)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       18,973,024     42,185,089
Reinvestment of Distributions                                0      3,854,987
================================================================================
                                                    18,973,024     46,040,076
Amounts Paid for Repurchases of Shares            (14,397,819)   (29,944,825)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                            4,575,205     16,095,251
================================================================================
TOTAL INCREASE IN NET ASSETS                         3,879,146     16,353,015
NET ASSETS
Beginning of Period                                 58,378,605     42,025,590
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $3,249,304 and
  $478,163, respectively)                          $62,257,751  $  58,378,605
================================================================================

             --------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                          1,680,129      3,541,193
Shares Issued from Reinvestment of Distributions             0        339,049
================================================================================
                                                     1,680,129      3,880,242
Shares Repurchased                                 (1,270,455)    (2,522,474)
================================================================================
NET INCREASE IN FUND SHARES                            409,674      1,357,768
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund (the "Fund", presented herein), Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek a high level of current income by investing primarily in lower rated bonds, other debt securities and preferred stock. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Interest on payment-in-kind debt securities is accrued based on the yield to maturity at purchase date method. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 1999, the Fund had $1,155,674 in net capital loss carryovers which expire in the year 2007.

The Fund incurred and elected to defer post-October 31 net capital losses of $142,295 to the year ended December 31, 2000. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividends and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.60% on the first $500 million of average net assets; reduced to 0.55% on the next $500 million of average net assets; reduced to 0.45% of average net assets in excess of $1 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $43,864,925 and $35,063,675 respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $276,161 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $5,653,106 resulting in net depreciation of $5,376,945.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $436. Unfunded accrued pension costs of $0 and pension liability of $2,044 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, there were no such borrowings and/or lendings.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

HIGH YIELD FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 SIX MONTHS
                                                                      ENDED
                                                                    JUNE 30                YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                                       2000     1999     1998     1997     1996      1995
                                                                  UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                                 $11.51   $11.31   $12.46   $11.78   $11.04    $10.01
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.50     0.93     0.97     0.78     0.72      0.55
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                                     (0.66)     0.11   (0.80)     1.26     1.11      1.43
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (0.16)     1.04     0.17     2.04     1.83      1.98
===========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                   0.00     0.84     0.98     0.78     0.71      0.55
Distributions from Capital Gains(a)                                    0.00     0.00     0.23     0.58     0.38      0.40
In Excess of Capital Gains                                             0.00     0.00     0.11     0.00     0.00      0.00
===========================================================================================================================
TOTAL DISTRIBUTIONS                                                    0.00     0.84     1.32     1.36     1.09      0.95
===========================================================================================================================
Net Asset Value--End of Period                                       $11.35   $11.51   $11.31   $12.46   $11.78    $11.04
===========================================================================================================================

TOTAL RETURN(b)                                                  (1.30%)(c)    9.20%    1.42%   17.33%   16.59%    19.76%

RATIOS
Net Assets--End of Period ($000 Omitted)                            $62,258  $58,379  $42,026  $30,881  $14,033    $5,233
Ratio of Expenses to Average Net Assets(d)(e)                      0.53%(c)    1.05%    0.85%    0.83%    0.87%     0.97%
Ratio of Net Investment Income
  to Average Net Assets(d)                                         4.82%(c)    8.81%    8.99%    8.67%    9.19%     8.79%
Portfolio Turnover Rate                                              64%(c)     143%     245%     344%     380%      310%

(a) Distributions from capital gains for the year ended December 31, 1999, aggregated less than $0.01 on a per share basis.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.94%, 1.32% and 2.71%, respectively, and ratio of net investment income to average net assets would have been 8.56%, 8.74% and 7.05%, respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)
















[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

S93 9192 8/00


INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

S12 9185 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-MARKET NEUTRAL FUND







                                      SEMI
                                     ANNUAL












SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph above right illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

--------------------------------------
       VIF-MARKET NEUTRAL FUND
       CUMULATIVE TOTAL RETURN
          AS OF 6/30/00 (1)

Since inception (11/99)        2.10%
--------------------------------------

Graph:      VIF-MARKET NEUTRAL FUND
            TOTAL RETURN SINCE INCEPTION VS 90-DAY TREASURY BILL
            AND S&P 500 INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Market Neutral Fund to the value of a $10,000 investment in the 90-Day Treasury Bill and the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (11/99) through June 30, 2000.

VIF-MARKET NEUTRAL FUND

      For the six-month period ended June 30, 2000, the value of your shares fell 0.78%. This is comparable to the return of the 90-day Treasury bill, which rose 2.84% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      VIF-Market Neutral is a large-capitalization, market-neutral strategy that utilizes a fundamentally based stock selection process. This process is combined with rigorous risk control to create an attractive risk/return relationship. Its benchmark is the 90-day Treasury bill rate of return. The fund seeks to meet its objective through its return spread between the long and the short portfolios and our ability to minimize transaction costs through state-of-the-art trading techniques. The goal of the fund is to outperform 90-day Treasury bills by 4% annually before fees, while maintaining a tracking error of less than 5%.

FUND MANAGEMENT

VIF - Market Neutral is team-managed by INVESCO Inc. of New York.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
MARKET NEUTRAL FUND
98.12 LONG POSITIONS
75.45 COMMON STOCKS(a)
1.82  AEROSPACE & DEFENSE
      Boeing Co                                            900     $   37,631
      Northrop Grumman                                     900         59,625
      United Technologies                                1,500         88,313
================================================================================
                                                                      185,569
0.79  AIRLINES
      Delta Air Lines                                    1,600         80,900
================================================================================
0.75  AUTO PARTS
      Cummins Engine                                     1,500         40,875
      Johnson Controls                                     700         35,919
================================================================================
                                                                       76,794
1.87  AUTOMOBILES
      Ford Motor                                         2,000         86,000
      General Motors                                     1,800        104,512
================================================================================
                                                                      190,512
7.27  BANKS
      BB&T Corp                                          1,300         31,037
      Fifth Third Bancorp                                1,000         63,250
      FleetBoston Financial                              4,000        136,000
      Mellon Financial                                   3,500        127,531
      Morgan (JP) & Co                                   1,200        132,150
      PNC Financial Services Group                       2,200        103,125
      SouthTrust Corp                                    1,400         31,675
      State Street                                       1,100        116,669
================================================================================
                                                                      741,437
0.44  BEVERAGES
      Anheuser-Busch Cos                                   600         44,812
================================================================================
0.35  BUILDING MATERIALS
      Sherwin-Williams Co                                1,700         36,019
================================================================================
0.87  CABLE
      Comcast Corp Class A Shrs(b)                       2,200         89,100
================================================================================
1.15  CHEMICALS
      Dow Chemical                                       2,700         81,506
      PPG Industries                                       800         35,450
================================================================================
                                                                      116,956
1.90  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      ADC Telecommunications(b)                          1,000         83,875
      Comverse Technology(b)                               700         65,100
      Scientific-Atlanta Inc                               600         44,700
================================================================================
                                                                      193,675
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
5.94  COMPUTER RELATED
      Adobe Systems                                        400     $   52,000
      Apple Computer(b)                                    400         20,950
      Cisco Systems(b)                                   1,900        120,769
      EMC Corp(b)                                        1,100         84,631
      Hewlett-Packard Co                                   500         62,437
      Microsoft Corp(b)                                    600         48,000
      Oracle Corp(b)                                       700         58,844
      Rational Software(b)                                 400         37,175
      Siebel Systems(b)                                    300         49,069
      Sun Microsystems(b)                                  800         72,750
================================================================================
                                                                      606,625
0.25  CONGLOMERATES
      Fortune Brands                                     1,100         25,369
================================================================================
0.46  CONSUMER FINANCE
      American Express                                     900         46,912
================================================================================
0.37  CONTAINERS
      Temple-Inland Inc                                    900         37,800
================================================================================
2.45  ELECTRICAL EQUIPMENT
      General Electric                                   2,900        153,700
      Rockwell International                             1,700         53,550
      Sanmina Corp(b)                                      500         42,750
================================================================================
                                                                      250,000
4.13  ELECTRONICS--SEMICONDUCTOR
      Altera Corp(b)                                       800         81,550
      Analog Devices(b)                                    900         68,400
      Linear Technology                                  1,300         83,119
      LSI Logic(b)                                       1,100         59,538
      Maxim Integrated Products(b)                         800         54,350
      Xilinx Inc(b)                                        900         74,306
================================================================================
                                                                      421,263
1.76  EQUIPMENT--SEMICONDUCTOR
      Applied Materials(b)                               1,100         99,688
      KLA-Tencor Corp(b)                                   600         35,137
      Novellus Systems(b)                                  800         45,250
================================================================================
                                                                      180,075
2.59  FINANCIAL
      Ambac Financial Group                              1,100         60,294
      Fannie Mae                                         1,300         67,844
      Freddie Mac                                        1,500         60,750
      MBNA Corp                                          2,800         75,950
================================================================================
                                                                      264,838
0.61  FOODS
      Sara Lee                                           1,900         36,694
      SYSCO Corp                                           600         25,275
================================================================================
                                                                       61,969
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.86  HEALTH CARE DRUGS--PHARMACEUTICALS
      Allergan Inc                                         300     $   22,350
      Forest Laboratories(b)                               400         40,400
      Schering-Plough Corp                                 500         25,250
================================================================================
                                                                       88,000
3.17  HEALTH CARE RELATED
      Bard (CR) Inc                                        700         33,687
      Bausch & Lomb                                        600         46,425
      Biomet Inc                                           800         30,750
      HCA-Healthcare Corp                                1,600         48,600
      UnitedHealth Group                                 1,400        120,050
      Wellpoint Health Networks(b)                         600         43,463
================================================================================
                                                                      322,975
0.50  HOUSEHOLD FURNITURE & APPLIANCES
      Whirlpool Corp                                     1,100         51,288
================================================================================
1.06  HOUSEHOLD PRODUCTS
      Colgate-Palmolive Co                               1,800        107,775
================================================================================
3.77  INSURANCE
      AFLAC Inc                                            900         41,344
      American General                                   1,000         61,000
      AXA Financial                                      2,700         91,800
      Jefferson-Pilot Corp                               1,500         84,656
      Lincoln National                                     800         28,900
      MGIC Investment                                    1,700         77,350
================================================================================
                                                                      385,050
0.41  INSURANCE BROKERS
      Marsh & McLennan                                     400         41,775
================================================================================
4.08  INVESTMENT BANK/BROKER FIRM
      Donaldson Lufkin & Jenrette                        1,500         63,656
      Lehman Brothers Holdings                           1,300        122,931
      Morgan Stanley Dean Witter & Co                    1,500        124,875
      Paine Webber Group                                 2,300        104,650
================================================================================
                                                                      416,112
0.35  IRON & STEEL
      USX-US Steel Group                                 1,900         35,269
================================================================================
0.98  MACHINERY
      Cooper Industries                                  1,100         35,819
      Ingersoll-Rand Co                                  1,600         64,400
================================================================================
                                                                      100,219
2.27  MANUFACTURING
      Corning Inc                                          200         53,975
      Minnesota Mining & Manufacturing                   1,200         99,000
      Parker-Hannifin Corp                                 700         23,975
      Textron Inc                                        1,000         54,313
================================================================================
                                                                      231,263
0.32  METALS MINING
      Inco Ltd(b)                                        2,100         32,288
================================================================================
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.27  OFFICE EQUIPMENT & SUPPLIES
      Pitney Bowes                                         700     $   28,000
================================================================================
5.93  OIL & GAS RELATED
      Amerada Hess                                         700         43,225
      BJ Services(b)                                     1,300         81,250
      Chevron Corp                                         300         25,444
      Cooper Cameron(b)                                    400         26,400
      ENSCO International                                2,000         71,625
      Exxon Mobil                                          200         15,700
      Kerr-McGee Corp                                    1,100         64,831
      Noble Drilling(b)                                  1,900         78,256
      R&B Falcon(b)                                        900         21,206
      Smith International(b)                             1,000         72,812
      Tidewater Inc                                        700         25,200
      Tosco Corp                                         1,100         31,144
      USX-Marathon Group                                 1,900         47,619
================================================================================
                                                                      604,712
2.42  PAPER & FOREST PRODUCTS
      Boise Cascade                                      1,300         33,637
      Georgia-Pacific Group                              3,000         78,750
      Kimberly-Clark Corp                                1,600         91,800
      Weyerhaeuser Co                                    1,000         43,000
================================================================================
                                                                      247,187
0.58  PHOTOGRAPHY & IMAGING
      Eastman Kodak                                      1,000         59,500
================================================================================
1.46  PUBLISHING
      Donnelley (RR) & Sons                              1,500         33,844
      Gannett Co                                         1,300         77,756
      Knight Ridder                                        700         37,231
================================================================================
                                                                      148,831
1.13  RAILROADS
      Kansas City Southern Industries                      500         44,344
      Union Pacific                                      1,900         70,656
================================================================================
                                                                      115,000
0.31  RESTAURANTS
      Wendy's International                              1,800         32,063
================================================================================
4.17  RETAIL
      Bed Bath & Beyond(b)                               1,000         36,250
      Federated Department Stores(b)                     1,000         33,750
      Gap Inc                                            1,000         31,250
      Home Depot                                         1,100         54,931
      Intimate Brands                                    1,500         29,625
      Limited Inc                                        1,300         28,112
      May Department Stores                                500         12,000
      Sears Roebuck & Co                                 1,600         52,200
      Target Corp                                          500         29,000
      TJX Cos                                            1,700         31,875
      Wal-Mart Stores                                    1,500         86,438
================================================================================
                                                                      425,431
1.48  SAVINGS & LOAN
      Golden West Financial                              3,700        151,006
================================================================================
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
2.64  SERVICES
      First Data                                         1,000     $   49,625
      Fiserv Inc(b)                                      1,100         47,575
      Interpublic Group                                    900         38,700
      Omnicom Group                                        600         53,437
      Paychex Inc                                        1,900         79,800
================================================================================
                                                                      269,137
0.29  TELEPHONE
      BellSouth Corp                                       700         29,837
================================================================================
0.79  TOBACCO
      Philip Morris                                      2,800         74,375
      UST Inc                                              400          5,875
================================================================================
                                                                       80,250
0.41  TOYS
      Hasbro Inc                                         2,800         42,175
================================================================================
0.03  TRUCKS & PARTS
      Visteon Corp                                         261          3,165
================================================================================
      TOTAL COMMON STOCKS (Cost $7,376,561)                         7,698,933
================================================================================
22.67 SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 6/30/2000 due 7/3/2000 at 6.400%,
        repurchased at $2,314,234 (Collateralized
        by US Treasury Notes, due 8/31/2001 at
        5.500%, value $2,360,904)(Cost $2,313,000)  $2,313,000      2,313,000
================================================================================
      TOTAL LONG POSITIONS (Cost $9,689,561)                       10,011,933
================================================================================
(73.91) COMMON STOCKS--SHORT POSITIONS
(1.05)  AEROSPACE & DEFENSE
        Honeywell International                        (1,500)       (50,531)
        Lockheed Martin                                (2,300)       (57,069)
================================================================================
                                                                    (107,600)
(0.67)  AIR FREIGHT
        FedEx Corp(b)                                  (1,800)       (68,400)
================================================================================
(0.65)  AIRLINES
        AMR Corp(b)                                    (1,000)       (26,437)
        Northwest Airlines(b)                          (1,300)       (39,569)
================================================================================
                                                                     (66,006)
(0.28)  ALUMINUM
        Alcoa Inc                                      (1,000)       (29,000)
================================================================================
(1.41)  AUTO PARTS
        AutoZone Inc(b)                                (1,400)       (30,800)
        Dana Corp                                      (1,600)       (33,900)
        Goodyear Tire & Rubber                         (2,000)       (40,000)
        TRW Inc                                          (900)       (39,038)
================================================================================
                                                                    (143,738)
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
(0.38)  AUTOMOBILES
        Harley-Davidson Inc                            (1,000)     $ (38,500)
================================================================================
(7.56)  BANKS
        AmSouth Bancorp                                (2,000)       (31,500)
        Bank of America                                (1,700)       (73,100)
        Bank of New York                               (3,400)      (158,100)
        Bank One                                       (1,700)       (45,156)
        First Union                                    (1,100)       (27,294)
        KeyCorp                                        (3,100)       (54,637)
        SunTrust Banks                                   (800)       (36,550)
        Union Planters                                 (1,200)       (33,525)
        US Bancorp                                     (4,800)       (92,400)
        Wachovia Corp                                  (1,200)       (65,100)
        Wells Fargo & Co                               (2,900)      (112,375)
        Zions Bancorp                                    (900)       (41,302)
================================================================================
                                                                    (771,039)
(1.10)  BEVERAGES
        Coca-Cola Co                                   (1,800)      (103,387)
        PepsiCo Inc                                      (200)        (8,888)
================================================================================
                                                                    (112,275)
(1.13)  BROADCASTING
        Fox Entertainment Group Class A Shrs(b)        (2,100)       (63,787)
        Univision Communications Class A Shrs(b)         (500)       (51,750)
================================================================================
                                                                    (115,537)
(0.76)  CABLE
        Cox Communications Class A Shrs(b)             (1,700)       (77,456)
================================================================================
(0.34)  CHEMICALS
        Rohm & Haas                                    (1,000)       (34,500)
================================================================================
(1.72)  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
        Lucent Technologies                            (1,800)      (106,650)
        Tellabs Inc(b)                                 (1,000)       (68,438)
================================================================================
                                                                    (175,088)
(5.11)  COMPUTER RELATED
        BMC Software(b)                                (1,700)       (62,023)
        Compaq Computer                                (2,700)       (69,019)
        Dell Computer(b)                               (1,500)       (73,969)
        Gateway Inc(b)                                 (1,100)       (62,425)
        International Business Machines                (1,000)      (109,562)
        Lexmark International Group Class A Shrs(b)      (400)       (26,900)
        NCR Corp(b)                                    (1,400)       (54,513)
        Sabre Holdings                                 (1,100)       (31,350)
        Unisys Corp(b)                                 (2,200)       (32,038)
================================================================================
                                                                    (521,799)
(1.70)  CONSUMER FINANCE
        Countrywide Credit Industries                  (1,100)       (33,344)
        Household International                        (1,300)       (54,031)
        SLM Holding                                    (2,300)       (86,106)
================================================================================
                                                                    (173,481)
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
(0.56)  CONTAINERS
        Sealed Air(b)                                  (1,100)     $ (57,613)
================================================================================
(0.36)  ELECTRIC UTILITIES
        AES Corp(b)                                      (800)       (36,500)
================================================================================
(2.21)  ELECTRICAL EQUIPMENT
        Emerson Electric                               (1,600)       (96,600)
        Grainger (W W) Inc                             (1,600)       (49,300)
        Solectron Corp(b)                              (1,900)       (79,563)
================================================================================
                                                                    (225,463)
(5.18)  ELECTRONICS--SEMICONDUCTOR
        Intel Corp                                     (1,200)      (160,425)
        Micron Technology(b)                           (1,300)      (114,481)
        Motorola Inc                                   (2,000)       (58,125)
        National Semiconductor(b)                      (1,500)       (85,125)
        Texas Instruments                              (1,600)      (109,900)
================================================================================
                                                                    (528,056)
(0.61)  ENTERTAINMENT
        Disney (Walt) Co                               (1,600)       (62,100)
================================================================================
(2.39)  FINANCIAL
        Associates First Capital Class A Shrs          (1,400)       (31,237)
        Capital One Financial                          (1,500)       (66,937)
        Franklin Resources                             (3,600)      (109,350)
        Providian Financial                              (400)       (36,000)
================================================================================
                                                                    (243,524)
(0.43)  FOOTWEAR
        NIKE Inc Class B Shrs                          (1,100)       (43,794)
================================================================================
(0.29)  GOLD & PRECIOUS METALS MINING
        Barrick Gold                                   (1,600)       (29,100)
================================================================================
(3.01)  HEALTH CARE DRUGS--PHARMACEUTICALS
        ALZA Corp(b)                                     (700)       (41,387)
        American Home Products                         (1,100)       (64,625)
        Johnson & Johnson                                (900)       (91,687)
        Lilly (Eli) & Co                                 (300)       (29,963)
        Merck & Co                                       (100)        (7,663)
        Mylan Laboratories                             (1,000)       (18,250)
        Watson Pharmaceuticals(b)                      (1,000)       (53,750)
================================================================================
                                                                    (307,325)
(2.39)  HEALTH CARE RELATED
        Baxter International                             (600)       (42,187)
        Guidant Corp(b)                                  (700)       (34,650)
        Health Management Associates Class A Shrs(b)   (2,400)       (31,350)
        Medtronic Inc                                  (1,200)       (59,775)
        Tenet Healthcare(b)                            (2,800)       (75,600)
================================================================================
                                                                    (243,562)
(1.50)  HOUSEHOLD PRODUCTS
        Clorox Co                                      (1,500)       (67,219)
        Newell Rubbermaid                              (2,000)       (51,500)
        Procter & Gamble                                 (600)       (34,350)
================================================================================
                                                                    (153,069)
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
(4.21)  INSURANCE
        Allstate Corp                                  (1,600)     $ (35,600)
        American International Group                   (1,000)      (117,500)
        Chubb Corp                                       (700)       (43,050)
        CIGNA Corp                                       (500)       (46,750)
        Hartford Financial Services Group                (500)       (27,969)
        Progressive Corp                                 (600)       (44,400)
        SAFECO Corp                                    (2,300)       (45,713)
        St Paul Cos                                    (2,000)       (68,250)
================================================================================
                                                                    (429,232)
(3.17)  INVESTMENT BANK/BROKER FIRM
        Bear Stearns                                     (800)       (33,300)
        Merrill Lynch & Co                             (1,500)      (172,500)
        Schwab (Charles) Corp                          (3,500)      (117,688)
================================================================================
                                                                    (323,488)
(0.31)  LEISURE TIME
        Carnival Corp                                  (1,600)       (31,200)
================================================================================
(0.35)  LODGING--HOTELS
        Marriott International Class A Shrs            (1,000)       (36,063)
================================================================================
(1.04)  MACHINERY
        Caterpillar Inc                                (1,500)       (50,812)
        Deere & Co                                     (1,500)       (55,500)
================================================================================
                                                                    (106,312)
(0.56)  MANUFACTURING
        Illinois Tool Works                            (1,000)       (57,000)
================================================================================
(0.44)  METALS MINING
        Phelps Dodge                                   (1,200)       (44,625)
================================================================================
(0.88)  NATURAL GAS
        Enron Corp                                       (300)       (19,350)
        Williams Cos                                   (1,700)       (70,869)
================================================================================
                                                                     (90,219)
(0.28)  OFFICE EQUIPMENT & SUPPLIES
        Xerox Corp                                     (1,400)       (29,050)
================================================================================
(5.13)  OIL & GAS RELATED
        Baker Hughes                                   (2,600)       (83,200)
        Burlington Resources                             (600)       (22,950)
        Diamond Offshore Drilling                      (1,000)       (35,125)
        Halliburton Co                                 (2,800)      (132,125)
        Schlumberger Ltd                               (2,000)      (149,250)
        Transocean Sedco Forex                         (1,000)       (53,438)
        Weatherford International(b)                   (1,200)       (47,775)
================================================================================
                                                                    (523,863)
(2.07)  PAPER & FOREST PRODUCTS
        Bowater Inc                                    (1,500)       (66,187)
        Fort James                                     (2,500)       (57,812)
        Mead Corp                                      (2,500)       (63,125)
        Willamette Industries                            (900)       (24,525)
================================================================================
                                                                    (211,649)
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
(0.92)  PERSONAL CARE
        Gillette Co                                    (2,700)     $ (94,331)
================================================================================
(0.54)  POLLUTION CONTROL
        Waste Management                               (2,900)       (55,100)
================================================================================
(0.46)  PUBLISHING
        New York Times Class A Shrs                    (1,200)       (47,400)
================================================================================
(0.48)  RAILROADS
        CSX Corp                                       (2,300)       (48,731)
================================================================================
(0.25)  REAL ESTATE INVESTMENT TRUST
        Starwood Hotels & Resorts
          Worldwide SBI Class B Shrs                     (800)       (25,850)
================================================================================
(0.52)  RESTAURANTS
        McDonald's Corp                                (1,600)       (52,700)
================================================================================
(3.54)  RETAIL
        CVS Corp                                       (1,200)       (48,000)
        Dillard's Inc Class A Shrs                     (2,000)       (24,500)
        Dollar General                                 (2,400)       (46,800)
        Kmart Corp(b)                                  (5,300)       (36,106)
        Kroger Co(b)                                   (1,700)       (37,506)
        Nordstrom Inc                                  (2,000)       (48,250)
        Penney (J C) Co                                (2,300)       (42,406)
        Saks Inc(b)                                    (3,100)       (32,550)
        Walgreen Co                                    (1,400)       (45,063)
================================================================================
                                                                    (361,181)
(1.44)  SAVINGS & LOAN
        Washington Mutual                              (5,100)      (147,263)
================================================================================
(2.86)  SERVICES
        Automatic Data Processing                        (900)       (48,206)
        Ceridian Corp(b)                               (1,600)       (38,500)
        Computer Sciences(b)                             (600)       (44,812)
        Dun & Bradstreet                                 (800)       (22,900)
        Electronic Data Systems                          (800)       (33,000)
        Equifax Inc                                    (2,900)       (76,125)
        SunGard Data Systems(b)                          (900)       (27,900)
================================================================================
                                                                    (291,443)
(0.66)  TELECOMMUNICATIONS--LONG DISTANCE
        Global Crossing Ltd(b)                           (900)       (23,681)
        Level 3 Communications(b)                        (500)       (44,000)
================================================================================
                                                                     (67,681)
(0.94)  TELEPHONE
        ALLTEL Corp                                    (1,200)       (74,325)
        SBC Communications                               (500)       (21,625)
================================================================================
                                                                     (95,950)
(0.07)  TEXTILE--APPAREL MANUFACTURING
        VF Corp                                          (300)        (7,144)
================================================================================
        TOTAL SHORT POSITIONS (Proceeds $7,724,796)               (7,542,000)
================================================================================

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
24.21   TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $1,964,765)
        (Cost for Income Tax Purposes $1,987,136)                 $ 2,469,933
================================================================================
75.79   OTHER ASSETS IN EXCESS OF LIABILITIES                     $ 7,734,160
================================================================================
100.00  TOTAL NET ASSETS                                          $10,204,093
================================================================================

(a)  Securities are pledged with broker as collateral for short sales.

(b)  Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                       MARKET
                                                                      NEUTRAL
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $  9,689,561
================================================================================
  At Value(a)                                                    $ 10,011,933
Cash                                                                      303
Deposits With Custodian Bank for Securities Sold Short              7,687,054
Receivables for Dividends and Interest                                 51,027
Prepaid Expenses and Other Assets                                      10,492
================================================================================
TOTAL ASSETS                                                       17,760,809
================================================================================
LIABILITIES
Securities Sold Short at Value (Proceeds $7,724,796)                7,542,000
Payables for Dividends on Securities Sold Short                         7,218
Accrued Expenses and Other Payables                                     7,498
================================================================================
TOTAL LIABILITIES                                                   7,556,716
================================================================================
NET ASSETS AT VALUE                                              $ 10,204,093
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 10,001,000
Accumulated Undistributed Net Investment Income                       285,425
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Securities Sold Short                   (587,500)
Net Appreciation of Investment Securities and
  Securities Sold Short                                               505,168
================================================================================
NET ASSETS AT VALUE                                              $ 10,204,093
================================================================================
Shares Outstanding                                                  1,000,100
NET ASSET VALUE, Offering and Redemption Price per Share         $      10.20
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $2,313,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to Market Neutral Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                       MARKET
                                                                      NEUTRAL
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     59,374
Interest                                                              285,781
================================================================================
 TOTAL INCOME                                                         345,155
================================================================================
EXPENSES
Dividends on Securities Sold Short                                     58,433
Investment Advisory Fees                                               37,077
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                           18,101
Custodian Fees and Expenses                                             6,897
Directors' Fees and Expenses                                            4,583
Professional Fees and Expenses                                          8,457
Registration Fees and Expenses                                             44
Reports to Shareholders                                                 1,769
Other Expenses                                                            196
================================================================================
  TOTAL EXPENSES                                                      138,057
  Fees and Expenses Absorbed by Investment Adviser                   (10,829)
  Fees and Expenses Paid Indirectly                                   (6,859)
================================================================================
     NET EXPENSES                                                     120,369
================================================================================
NET INVESTMENT INCOME                                                 224,786
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                               108,365
  Securities Sold Short                                             (653,346)
================================================================================
     Total Net Realized Loss                                        (544,981)
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                             (212,883)
  Securities Sold Short                                               443,341
================================================================================
     Total Net Appreciation                                           230,458
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND SECURITIES SOLD SHORT         (314,523)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $   (89,737)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

MARKET NEUTRAL FUND

                                                     SIX MONTHS         PERIOD
                                                          ENDED          ENDED
                                                        JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000         1999
                                                      UNAUDITED     (Note 1)
OPERATIONS
Net Investment Income                               $   224,786  $      60,639
Net Realized Loss on Investment Securities
  and Securities Sold Short                           (544,981)       (42,519)
Change in Net Appreciation of Investment
  Securities and Securities Sold Short                  230,458        274,710
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  (89,737)        292,830
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                 0     10,000,000
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                (89,737)     10,292,830
NET ASSETS
Initial Subscription (Note 1)                                --          1,000
Beginning of Period                                  10,293,830             --
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $285,425 and $60,639,
  respectively.)                                    $10,204,093  $  10,293,830
================================================================================

           ---------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                --            100
Shares Sold                                                   0      1,000,000
================================================================================
NET INCREASE IN FUND SHARES                                   0      1,000,100
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund (the "Fund", presented herein), Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to outperform the return on three-month U.S. Treasury bills regardless of the movements of the broad securities market. The Fund commenced investment operations on November 10, 1999. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 31 net capital losses of $33,430 to the year ended December 31, 2000. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

F. SHORT SALES -- The Fund engages in short sales as part of its normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend date.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian for long position investments, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% of average net assets.

A Sub-Advisory Agreement between IFG and INVESCO (NY), Inc. ("INY"), an affiliate of IFG, provides that investment decisions of the Fund are made by INY. Fees for such sub-advisory services are paid by IFG.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

POSITION                                           PURCHASES            SALES
--------------------------------------------------------------------------------
Long Positions                                    $5,922,263       $7,461,021
Short Positions                                    7,208,235        5,464,704

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) were as follows:

                                                                          NET
                                       GROSS           GROSS     APPRECIATION
POSITION                        APPRECIATION    DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------
Long Positions                    $  864,664      $  564,663       $  300,001
Short Positions                      772,128         589,332          182,796

Resulting in net appreciation of $482,797.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or INY.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the six months ended June 30, 2000.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, there were no such borrowings and/or lendings.

FINANCIAL HIGHLIGHTS

MARKET NEUTRAL FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              SIX MONTHS        PERIOD
                                                                   ENDED         ENDED
                                                                 JUNE 30   DECEMBER 31
----------------------------------------------------------------------------------------
                                                                    2000       1999(a)
                                                               UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                           $   10.29     $   10.00
========================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Inco me                                              0.22          0.06
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                                  (0.31)          0.23
========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                  (0.09)          0.29
========================================================================================
Net Asset Value--End of Period                                 $   10.20     $   10.29
========================================================================================

TOTAL RETURN(b)                                               (0.78%)(c)      2.90%(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                       $ 10,204     $  10,294
Ratio of Expenses to Average Net Assets
  (including dividends on securities sold short)(d)(f)          1.28%(c)      2.26%(g)
Ratio of expenses to Average Net Assets
  (excluding dividends on securities sold short)(e)(f)          0.69%(c)      1.29%(g)
Ratio of Net Investment Income to Average Net Assets(d)         2.26%(c)      4.17%(g)
Portfolio Turnover Rate                                           78%(c)        72%(c)

(a) From November 10, 1999, commencement of investment operations, to December 31, 1999.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the periods shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (including dividends on securities sold short) would have been 1.39% and 3.30% (annualized), respectively, and ratio of net investment income to average net assets (including dividends on securities sold short) would have been 2.15% and 3.13% (annualized), respectively.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000 and the period ended December 31, 1999. If such expenses had not been absorbed, ratio of expenses to average net assets (excluding dividends on securities sold short) would have been 0.80% and 2.33% (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)







[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

S778 9193 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-REAL ESTATE OPPORTUNITY FUND







                                      SEMI
                                     ANNUAL











SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and Attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-REAL ESTATE OPPORTUNITY FUND

-------------------------------------
  VIF-REAL ESTATE OPPORTUNITY FUND
    AVERAGE ANNUAL TOTAL RETURN
          AS OF 6/30/00 (1)

1 year                        8.80%
-------------------------------------
Since inception (4/98)      (1.05%)
-------------------------------------

      For the six-month period ended June 30, 2000, the value of your shares rose 15.68%. This is comparable to the return of both the S&P 500 Index, which fell 0.43%, and the NAREIT - Equity REIT Index, which rose 13.19% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:      VIF-REAL ESTATE OPPORTUNITY FUND
            TOTAL RETURN SINCE INCEPTION VS S&P 500 INDEX AND
            NAREIT-EQUITY REIT INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF- Real Estate Opportunity Fund to the value of a $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the NAREIT-Equity REIT Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (4/98) through June 30, 2000.

      The real estate investment trust (REIT) market held up well in the second quarter, as investors sought out attractively-priced REITs as a haven from downward pressure in the equity market. Our fund enjoyed a solid return during the period; however, our allocation to real estate-related stocks hampered the portfolio's performance, given strength in the REIT market. Nonetheless, our real estate-related positions again worked in our favor in June, providing support for our performance as a rebound in the broader market overshadowed the more modest gains in the REIT sector.

      We made few changes to our subsector allocations in recent weeks. We remained overweighted in industrial, office space and apartment REITS, but underweighted in health care, specialty and diversified REITs. Among our top performers were Essex Property Trust, a residential property owner, and CarrAmerica Realty, an office property developer. Our apartment REITs also performed well and, at current prices, continue to offer upside potential. Moreover, they offer us a hedge against rising interest rates, since demand for apartment space tends to rise when it is harder for people to purchase homes.

      Our real estate-related stocks made a strong comeback at the end of the period. Our top holdings included Spectrasite Holdings and Crown Castle International, two companies that own and lease space on antennae towers serving the wireless communications and broadcast industries.

      While we have been encouraged by signs that economic growth may be moderating to a more acceptable rate, we also caution that the Federal Reserve could raise rates again if the expected slowdown does not occur. On the flip side, a weaker economy may ease interest rate fears, but could also squeeze profit margins and hinder the equity market. Given this uncertain outlook, we remain biased toward maintaining a relatively high REIT exposure. Valuations remain attractive in the REIT market, and we continue to see signs of strength across product lines.

FUND MANAGEMENT

     Sean Katof serves as Portfolio Manager of the VIF-Real Estate Opportunity Fund. Sean earned his BS in Business Administration from the University of Colorado at Boulder and his MS in Finance from the University of Colorado at Denver. He joined INVESCO Funds Group in 1994.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NAREIT-EQUITY REIT INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE U.S. REAL ESTATE INVESTMENT TRUST MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                     SHARES OF
                                                     PRINCIPAL
%     DESCRIPTION                                    AMOUNT             VALUE
--------------------------------------------------------------------------------
REAL ESTATE OPPORTUNITY FUND
100.00  COMMON STOCKS
4.26  BROADCASTING
      Spectrasite Holdings(a)                            1,300     $   36,888
================================================================================
1.06  COMPUTER RELATED
      Exodus Communications(a)                             200          9,213
================================================================================
1.81  GAMING
      Harrah's Entertainment(a)                            750         15,703
================================================================================
0.83  LODGING--HOTELS
      Marriott International Class A Shrs                  200          7,213
================================================================================
3.03  PAPER & FOREST PRODUCTS
      Bowater Inc                                          400         17,650
      Weyerhaeuser Co                                      200          8,600
================================================================================
                                                                       26,250
76.68 REAL ESTATE INVESTMENT TRUST
      Apartment Investment & Management Class A Shrs       800         34,600
      Archstone Communities Trust                        1,000         21,062
      Arden Realty                                       1,250         29,375
      Avalonbay Communities                                700         29,225
      Boston Properties                                    700         27,037
      Brandywine Realty Trust SBI                        1,300         24,862
      CarrAmerica Realty                                 1,200         31,800
      CBL & Associates Properties                          900         22,444
      Chateau Communities                                  600         16,950
      Developers Diversified Realty                      1,700         25,394
      Equity Office Properties Trust SBI                 1,000         27,562
      Equity Residential Properties Trust SBI              700         32,200
      Essex Property Trust                                 700         29,400
      First Industrial Realty Trust                        600         17,700
      General Growth Properties                            500         15,875
      Health Care Property Investors                       800         21,800
      Liberty Property Trust SBI                           800         20,750
      MeriStar Hospitality                                 900         18,900
      ProLogis Trust SBI                                 1,100         23,444
      Public Storage                                     1,100         25,781
      Simon Property Group                               1,400         31,063
      SL Green Realty                                    1,200         32,100
      Smith (Charles E) Residential Realty                 600         22,800
      Spieker Properties                                   600         28,350
      Starwood Hotels & Resorts SBI                        300          9,694
      United Dominion Realty Trust                       1,700         18,700
      Washington Real Estate Investment Trust SBI        1,400         25,025
================================================================================
                                                                      663,893

                                                     SHARES OF
                                                     PRINCIPAL
%     DESCRIPTION                                    AMOUNT             VALUE
--------------------------------------------------------------------------------
4.13  REAL ESTATE RELATED
      Trizec Hahn                                        2,000     $   35,750
================================================================================
3.44  RETAIL
      Home Depot                                           100          4,994
      RadioShack Corp                                      400         18,950
      Target Corp                                          100          5,800
================================================================================
                                                                       29,744
4.76  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      American Tower Class A Shrs(a)                       200          8,337
      Crown Castle International(a)                        900         32,850
================================================================================
                                                                       41,187
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $797,523)
        (Cost for Income Tax Purposes $833,019)                    $  865,841
================================================================================

(a)  Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                  REAL ESTATE
                                                                  OPPORTUNITY
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                        $    797,523
================================================================================
  At Value                                                       $    865,841
Cash                                                                   67,011
Receivables:
  Investment Securities Sold                                            5,105
  Fund Shares Sold                                                        865
  Dividends and Interest                                                5,583
Prepaid Expenses and Other Assets                                      22,192
================================================================================
TOTAL ASSETS                                                          966,597
================================================================================
LIABILITIES
Payable for Investment Securities Purchased                            38,803
Accrued Expenses and Other Payables                                     4,597
================================================================================
TOTAL LIABILITIES                                                      43,400
================================================================================
NET ASSETS AT VALUE                                              $    923,197
================================================================================
NET ASSETS
Paid-in Capital(a)                                               $    926,513
Accumulated Undistributed Net Investment Income                        20,510
Accumulated Undistributed Net Realized Loss
  on Investment Securities                                           (92,144)
Net Appreciation of Investment Securities                              68,318
================================================================================
NET ASSETS AT VALUE                                              $    923,197
================================================================================
Shares Outstanding                                                    100,848
NET ASSET VALUE, Offering and Redemption Price per Share         $       9.15
================================================================================

(a) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Real Estate Opportunity Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                  REAL ESTATE
                                                                  OPPORTUNITY
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     19,178
Interest                                                                  901
================================================================================
  TOTAL INCOME                                                         20,079
================================================================================
EXPENSES
Investment Advisory Fees                                                3,657
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                            6,077
Custodian Fees and Expenses                                             2,498
Directors' Fees and Expenses                                            4,511
Interest Expenses                                                         186
Professional Fees and Expenses                                          8,415
Registration Fees and Expenses                                             12
Reports to Shareholders                                                 2,270
Other Expenses                                                            236
================================================================================
  TOTAL EXPENSES                                                       30,362
  Fees and Expenses Absorbed by Investment Adviser                   (22,372)
  Fees and Expenses Paid Indirectly                                   (2,496)
================================================================================
     NET EXPENSES                                                       5,494
================================================================================
NET INVESTMENT INCOME                                                  14,585
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                            (8,217)
Change in Net Appreciation of Investment Securities                    83,584
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                      75,367
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $     89,952
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

REAL ESTATE OPPORTUNITY FUND

                                                     SIX MONTHS           YEAR
                                                          ENDED          ENDED
                                                        JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000           1999
                                                      UNAUDITED
OPERATIONS
Net Investment Income                               $    14,585    $    24,166
Net Realized Loss on Investment Securities              (8,217)       (15,584)
Change in Net Appreciation (Depreciation)
  of Investment Securities                               83,584        (5,585)
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS               89,952          2,997
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                         0       (24,214)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           961,291        395,598
Reinvestment of Distributions                                 0         24,214
================================================================================
                                                        961,291        419,812
Amounts Paid for Repurchases of Shares                (753,524)      (274,539)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                               207,767        145,273
================================================================================
TOTAL INCREASE IN NET ASSETS                            297,719        124,056
NET ASSETS
Beginning of Period                                     625,478        501,422
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $20,510 and $5,925, respectively)               $     923,197    $   625,478
================================================================================

           ---------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             110,289         48,226
Shares Issued from Reinvestment of Distributions              0          3,241
================================================================================
                                                        110,289         51,467
Shares Repurchased                                     (88,492)       (33,396)
================================================================================
NET INCREASE IN FUND SHARES                              21,797         18,071
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund formally "Realty Fund", (the "Fund", presented herein), Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. Effective February 15, 2000, Realty Fund's name changed to INVESCO Variable Investment Funds, Inc. - Real Estate Opportunity Fund. The investment objective of the Fund is to seek appreciation and income on securities principally engaged in a specific business sector. The Fund commenced investment operations on April 1, 1998. The INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 day or less at the time of purchase, or market value if maturity is greater than 60 days.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

C. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At June 30, 2000, the Fund had $33,434 and $30,852 in net capital loss carryovers which expire in the years 2007 and 2006, respectively.

The Fund incurred and elected to defer post-October 31 net capital losses of $5,970 to the year ended December 31, 2000. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for nontaxable dividends, net operating losses and expired capital loss carryforwards.

E. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.90% on the first $500 million of average net assets; reduced to 0.75% on the next $500 million of average net assets; reduced to 0.65% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

A Sub-Advisory Agreement between IFG and INVESCO Realty Advisors, Inc. ("IRAI"), an affiliate of IFG, provided that investment decisions of the Fund were made by IRAI. Fees for such sub-advisory services were paid by IFG. Effective January 27, 2000, the sub-advisory agreement with IRAI was terminated and such responsibilities have been transferred to IFG.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,540,626 and $1,310,366, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $59,928 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $27,106, resulting in net appreciation of $32,822.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IRAI.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000 included in Directors' Fees and Expenses in the Statement of Operations were $5. Unfunded accrued pension costs of $0 and pension liability of $7 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, Real Estate Opportunity Fund borrowed cash at a weighted average rate ranging from 6.60%-6.81%. At June 30, 2000, there were no such borrowings and/or lendings outstanding.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                          SIX MONTHS           YEAR          PERIOD
                                                               ENDED          ENDED           ENDED
                                                             JUNE 30    DECEMBER 31     DECEMBER 31
-----------------------------------------------------------------------------------------------------
                                                                2000           1999         1998(a)
                                                           UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                      $    7.91    $      8.22      $    10.00
=====================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                           0.13           0.29            0.29
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                                1.11         (0.28)          (1.88)
=====================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                1.24           0.01          (1.59)
=====================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                            0.00           0.32            0.19
=====================================================================================================
Net Asset Value-- End of Period                            $    9.15     $     7.91      $     8.22
=====================================================================================================

TOTAL RETURN(b)                                            15.68%(c)          0.35%     (15.88%)(c)

RATIOS

Net Assets--End of Period ($000 Omitted)                   $     923     $      625      $      501
Ratio of Expenses to Average Net Assets(d)(e)               0.98%(c)           1.92        1.90%(f)
Ratio of Net Investment Income to Average Net Assets(d)     1.79%(c)          4.25%        4.94%(f)
Portfolio Turnover Rate(g)(h)                                170%(c)           465%         200%(c)

(a) From April 1, 1998, commencement of investment operations, through December 31, 1998.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.72%, 9.72% and 8.54% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.95%), (3.55%) and (1.70%) (annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover was greater than expected during the period ended December 31, 1998, due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(h) Portfolio turnover was greater than expected during the six months ended June 30, 2000 and the year ended December 31, 1999, respectively, due to active trading undertaken in response to market conditions.

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)











[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

S17 9194 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-SMALL COMPANY GROWTH FUND







                                      SEMI
                                     ANNUAL










SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

--------------------------------------
    VIF-SMALL COMPANY GROWTH FUND
    AVERAGE ANNUAL TOTAL RETURN
          AS OF 6/30/00 (1)

1 year                        81.90%
--------------------------------------
Since inception (8/97)        35.46%
--------------------------------------

GRAPH:      VIF-SMALL COMPANY GROWTH FUND
            TOTAL RETURN SINCE INCEPTION VS RUSSELL 2000 INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through June 30, 2000.

VIF-SMALL COMPANY GROWTH FUND

      For the six-month period ended June 30, 2000, the value of your shares rose 7.77%. This is comparable to the return of the Russell 2000 Index, which rose 3.04% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      After two months of downward volatility, the markets recovered in June, gaining back some ground they had lost earlier in the quarter. Inflation concerns led to the period's volatility, spawned by a series of higher reported inflation figures as well as the central bank's negative statements at its May meeting, when it raised short-term interest rates 50 basis points. The June producer and consumer inflation figures showed moderating inflation following the earlier oil price surge, followed by June's purchasing managers' prices paid index, which was down for the third month in a row. As a result, equity markets recovered somewhat, with the Nasdaq Composite up strongly after a dramatic pullback that reached bottom in late May.

      The fund endured a difficult second quarter, although it rebounded dramatically in June. The steep fall in technology shares adversely affected the fund in April and May. The Microsoft ruling and the subsequent fallout took a toll on many small technology stocks -- despite the fact that any breakup of Microsoft Corp should theoretically be to the benefit of smaller technology firms. Nevertheless, investors proved indiscriminate in their reaction, and the retreat across the technology sector was broad-based. Our fund was particularly hard hit given its tight focus on smaller-cap stocks, which are typically more volatile. While this can be to our detriment in down markets, we believe a true small-cap approach offers the potential for better long-term returns.

      Earlier this year, we added to several of our largest holdings. We made additional investments in REMEC Inc, a leading designer and manufacturer of high-frequency subsystems used in the transmission of voice, video and data traffic over wireless communications networks. We also increased our exposure to Digital Microwave and IONA Technologies PLC. On the other hand, we sold some smaller names, such as National Information Consortium, which are not generating sufficient cash to fund operations. National Information Consortium, for example, will need to conduct a secondary offering, which may be difficult in this type of market.

      June confirmed our strategy of waiting out the current technology correction while concentrating our investments in the highest-quality names. Many of our largest technology-related holdings, including REMEC Inc, Insight Enterprises, Tekelec, and Semtech Corp, enjoyed strong results for the month. The health care sector as a whole also offered substantial returns as excitement returned to the biotechnology industry. The only disappointment among our larger holdings came with cellular tower operator Pinnacle Holdings, which drifted lower.

      We expect small, well-financed firms that are leaders in their emerging industries to continue to flourish even as investors become more careful about types of companies in which they invest.

FUND MANAGEMENT

      Vice President Stacie L. Cowell is the portfolio manager of VIF-Small Company Growth Fund. She earned her BA in Economics from Colgate University, her MS in Finance from the University of Colorado, and is a Chartered Financial Analyst. She began her investment career in 1989. Prior to joining INVESCO Funds Group, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2)  THE   RUSSELL   2000   INDEX   IS  AN   UNMANAGED   INDEX   INDICATIVE   OF
SMALLER-CAPITALIZATION STOCKS. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
98.03 COMMON STOCKS
1.13  AEROSPACE & DEFENSE
      Titan Corp(a)                                      6,100     $  272,975
================================================================================
0.69  AIRLINES
      Atlas Air(a)                                       4,600        165,025
================================================================================
0.94  BANKS
      City National                                      6,390        226,845
================================================================================
4.13  BIOTECHNOLOGY
      Celgene Corp(a)                                    1,800        105,975
      Cephalon Inc(a)                                    3,100        185,612
      Emisphere Technologies(a)                          2,900        123,567
      Medarex Inc(a)                                       600         50,700
      MGI Pharma(a)                                      5,700        163,964
      NPS Pharmaceuticals(a)                             1,950         52,163
      Protein Design Labs(a)                               700        115,467
      Trimeris Inc(a)                                    2,800        195,825
================================================================================
                                                                      993,273
2.43  BROADCASTING
      Citadel Communications(a)                          4,750        165,953
      Emmis Communications Class A Shrs(a)               5,000        206,875
      Pegasus Communications(a)                          4,300        210,969
================================================================================
                                                                      583,797
9.78  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Accelerated Networks(a)                              500         21,094
      Com21 Inc(a)                                       7,600        190,000
      Digital Lightwave(a)                               2,000        201,000
      Digital Microwave(a)                               6,450        245,906
      Natural MicroSystems(a)                            1,700        191,144
      NICESystems Ltd Sponsored ADR
        Representing Ord Shrs(a)                         2,900        223,844
      Polycom Inc(a)                                     2,200        207,006
      REMEC Inc(a)                                       7,950        332,906
      Tekelec(a)                                         7,650        368,634
      Tollgrade Communications(a)                          800        106,000
      ViaSat Inc(a)                                      4,900        265,825
================================================================================
                                                                    2,353,359
14.20 COMPUTER RELATED
      Accrue Software(a)                                 1,200         42,600
      Agile Software(a)                                  5,100        360,506
      Alteon Websystems(a)                               1,500        150,094
      AppNet Inc(a)                                      7,700        277,200
      Art Technology Group(a)                              900         90,844
      Business Objects SA Sponsored ADR
        Representing Ord Shrs(a)                         2,700        237,938
      C-COR.net Corp(a)                                  5,250        141,750
      CacheFlow Inc(a)                                   3,600        221,625
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      DSET Corp(a)                                       3,100     $   94,162
      Entrust Technologies(a)                            1,700        140,675
      IONA Technologies PLC Sponsored ADR
        Representing Ord Shrs(a)                         4,000        252,000
      JDA Software Group(a)                             11,900        228,331
      Macromedia Inc(a)                                    600         58,013
      Mercury Interactive(a)                             1,500        145,125
      NetIQ Corp(a)                                      3,764        224,428
      Numerical Technologies(a)                          2,950        143,444
      OTG Software(a)                                    2,100         59,981
      Packeteer Inc(a)                                   3,100         90,288
      Peregrine Systems(a)                                 800         27,750
      Precise Software Solutions Ltd(a)                  2,600         62,400
      Selectica Inc(a)                                   1,500        105,094
      SmartForce PLC Sponsored ADR
        Representing Ord Shrs(a)                         3,800        182,400
      Tumbleweed Communications(a)                       1,600         81,400
================================================================================
                                                                    3,418,048
2.58  ELECTRONICS
      Alpha Industries(a)                                6,900        304,031
      Anaren Microwave(a)                                1,500        196,852
      Manufacturers' Services Ltd(a)                     5,800        119,263
================================================================================
                                                                      620,146
10.27 ELECTRONICS--SEMICONDUCTOR
      Aeroflex Inc(a)                                   11,600        576,375
      ANADIGICS Inc(a)                                   2,150         73,234
      Cree Inc(a)                                          850        113,475
      Elantec Semiconductor(a)                           2,600        181,025
      Exar Corp(a)                                       1,700        148,219
      Oak Technology(a)                                 11,100        239,344
      Plexus Corp(a)                                     2,100        237,300
      Semtech Corp(a)                                    4,100        313,586
      TelCom Semiconductor(a)                            2,100         84,788
      TranSwitch Corp(a)                                 2,550        196,828
      Virata Corp(a)                                     2,500        149,063
      Zoran Corp(a)                                      2,400        158,250
================================================================================
                                                                    2,471,487
5.03  EQUIPMENT--SEMICONDUCTOR
      Advanced Energy Industries(a)                      1,800        106,087
      American Xtal Technology(a)                       10,000        432,500
      Brooks Automation(a)                               1,850        118,284
      Cymer Inc(a)                                       5,700        272,175
      Integrated Silicon Solution(a)                     4,100        155,800
      LTX Corp(a)                                        3,600        125,775
================================================================================
                                                                    1,210,621
1.68  GAMING
      Harrah's Entertainment(a)                         19,300        404,094
================================================================================
3.06  HEALTH CARE DRUGS--PHARMACEUTICALS
      Accredo Health(a)                                  2,500         86,406
      Alkermes Inc(a)                                    6,900        325,162
      DUSA Pharmaceuticals(a)                            2,200         64,900
      Inhale Therapeutic Systems(a)                      1,200        121,763
      Jones Pharma                                       3,450        137,784
================================================================================
                                                                      736,015
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
6.73  HEALTH CARE RELATED
      ArthroCare Corp(a)                                 1,900     $  101,175
      Gene Logic(a)                                        800         28,550
      Invitrogen Corp(a)                                 1,400        105,284
      Molecular Devices(a)                               5,300        366,694
      Noven Phamaceuticals(a)                            7,500        225,469
      ORATEC Interventions(a)                            3,400        113,475
      Professional Detailing(a)                          4,000        136,250
      Province Healthcare(a)                            15,050        543,681
================================================================================
                                                                    1,620,578
3.24  INVESTMENT BANK/BROKER FIRM
      Affiliated Managers Group(a)                       3,350        152,425
      Dain Rauscher                                      9,500        627,000
================================================================================
                                                                      779,425
1.13  LEISURE TIME
      Intrawest Corp                                     6,175        117,325
      Steiner Leisure Ltd(a)                             6,800        153,850
================================================================================
                                                                      271,175
7.44  OIL & GAS RELATED
      Atwood Oceanics(a)                                 9,600        427,200
      Dril-Quip Inc(a)                                   3,400        158,950
      Evergreen Resources(a)                             4,800        142,200
      Louis Dreyfus Natural Gas(a)                       4,400        137,775
      Newfield Exploration(a)                            7,000        273,875
      Precision Drilling(a)                              4,600        177,675
      Stolt Offshore SA(a)                              26,400        372,900
      Unit Corp(a)                                       7,400         99,900
================================================================================
                                                                    1,790,475
0.19  PERSONAL CARE
      Playtex Products(a)                                4,125         46,664
================================================================================
1.98  POLLUTION CONTROL
      Tetra Tech(a)                                     20,800        475,800
================================================================================
2.44  RETAIL
      Callaway Golf                                     10,500        171,281
      Cost Plus(a)                                       6,212        178,207
      Insight Enterprises(a)                             4,000        237,250
================================================================================
                                                                      586,738
6.11  SERVICES
      Corporate Executive Board(a)                       1,800        107,775
      Henry (Jack) & Associates                          3,790        189,974
      IntraNet Solutions(a)                              6,730        258,264
      ISS Group(a)                                       1,900        187,595
      Mercator Software(a)                               3,900        268,125
      Proxicom Inc(a)                                    9,600        459,600
================================================================================
                                                                    1,471,333
4.16  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      BreezeCom Ltd(a)                                   6,000        261,000
      Leap Wireless International(a)                     4,400        206,800
      Pinnacle Holdings(a)                               9,900        534,600
================================================================================
                                                                    1,002,400

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
3.23  TELECOMMUNICATIONS--LONG DISTANCE
      Dycom Industries(a)                                9,752    $   448,592
      FirstCom Corp(a)                                   1,300         19,581
      Primus Telecommunications Group(a)                12,400        308,450
================================================================================
                                                                      776,623
4.76  TELEPHONE
      CTC Communications Group(a)                        9,500        342,000
      Inet Technologies(a)                               2,800        151,900
      International FiberCom(a)                         19,600        499,800
      Westell Technologies Class A Shrs(a)              10,100        151,500
================================================================================
                                                                    1,145,200
0.70  TEXTILE--HOME FURNISHINGS
      Linens 'n Things(a)                                6,240        169,260
================================================================================
      TOTAL COMMON STOCKS (Cost $19,095,648)                       23,591,356
================================================================================
1.97  SHORT-TERM INVESTMENTS-- REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        6/30/2000 due 7/3/2000 at 6.400%, repurchased
        at $474,253 (Collateralized by US Treasury
        Inflationary Index Bonds, due 4/15/2028 at
        3.625%, value $513,590) (Cost $474,000)      $ 474,000        474,000
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $19,569,648)
        (Cost for Income Tax Purposes $19,809,992)                $24,065,356
================================================================================

(a)  Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                        SMALL
                                                                      COMPANY
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 19,569,648
================================================================================
  At Value(a)                                                    $ 24,065,356
Cash                                                                      355
Receivables:
  Fund Shares Sold                                                     54,177
  Dividends and Interest                                                  135
Prepaid Expenses and Other Assets                                      17,012
================================================================================
TOTAL ASSETS                                                       24,137,035
================================================================================
LIABILITIES
Payable for Investment Securities Purchased                            52,059
Accrued Expenses and Other Payables                                     3,793
================================================================================
TOTAL LIABILITIES                                                      55,852
================================================================================
NET ASSETS AT VALUE                                              $ 24,081,183
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 18,473,014
Accumulated Undistributed Net Investment Loss                        (26,953)
Accumulated Undistributed Net Realized Gain
  on Investment Securities                                          1,139,414
Net Appreciation of Investment Securities                           4,495,708
================================================================================
NET ASSETS AT VALUE                                              $ 24,081,183
================================================================================
Shares Outstanding                                                  1,015,083
NET ASSET VALUE, Offering and Redemption Price per Share         $      23.72
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $474,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Small Company Growth Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                        SMALL
                                                                      COMPANY
                                                                       GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $      1,781
Interest                                                               30,729
================================================================================
  TOTAL INCOME                                                         32,510
================================================================================
EXPENSES
Investment Advisory Fees                                               35,730
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                           16,186
Custodian Fees and Expenses                                            12,364
Directors' Fees and Expenses                                            4,580
Interest Expense                                                        1,167
Professional Fees and Expenses                                          8,522
Registration Fees and Expenses                                             18
Reports to Shareholders                                                 7,635
Other Expenses                                                            300
================================================================================
  TOTAL EXPENSES                                                       89,002
  Fees and Expenses Absorbed by Investment Adviser                   (17,236)
  Fees and Expenses Paid Indirectly                                  (12,319)
================================================================================
     NET EXPENSES                                                      59,447
================================================================================
NET INVESTMENT LOSS                                                  (26,937)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                            389,890
Change in Net Appreciation of Investment Securities                 3,103,649
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                   3,493,539
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  3,466,602
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

SMALL COMPANY GROWTH FUND

                                                     SIX MONTHS          YEAR
                                                          ENDED         ENDED
                                                        JUNE 30   DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000          1999
                                                      UNAUDITED
OPERATIONS
Net Investment Loss                                $   (26,937) $    (16,146)
Net Realized Gain on Investment Securities              389,890       808,066
Change in Net Appreciation of Investment Securities   3,103,649     1,241,758
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            3,466,602     2,033,678
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        18,134,842     2,769,422
Amounts Paid for Repurchases of Shares              (2,470,548)     (888,919)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                            15,664,294     1,880,503
================================================================================
TOTAL INCREASE IN NET ASSETS                         19,130,896     3,914,181
NET ASSETS
Beginning of Period                                   4,950,287     1,036,106
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  $26,953 and $16, respectively)                    $24,081,183 $   4,950,287
================================================================================

           ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             911,835       197,791
Shares Repurchased                                    (121,699)      (62,825)
================================================================================
NET INCREASE IN FUND SHARES                             790,136       134,966
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund (the "Fund", presented herein), Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek long-term capital growth. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of new assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $28,508,318 and $13,088,872, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $4,736,047 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $480,683, resulting in net appreciation of $4,255,364.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $22. Unfunded accrued pension costs of $0 and pension liability of $38 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000 there were no such borrowings and/or lendings.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 SIX MONTHS                                        PERIOD
                                                                      ENDED                                         ENDED
                                                                    JUNE 30         YEAR ENDED DECEMBER 31    DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                                       2000          1999            1998         1997(a)
                                                                  UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                                $ 22.01     $   11.51         $  9.91        $  10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                      (0.03)        (0.00)          (0.01)            0.02
Net Gains or (Losses)on Securities (Both Realized and Unrealized)      1.74         10.50            1.62          (0.11)
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       1.71         10.50            1.61          (0.09)
===========================================================================================================================
LESS DISTRIBUTIONS
In Excess of Net Investment Income                                     0.00          0.00            0.01            0.00
===========================================================================================================================
Net Asset Value--End of Period                                     $  23.72     $   22.01         $ 11.51        $   9.91
===========================================================================================================================

TOTAL RETURN(c)                                                    7.77%(d)        91.06%          16.38%      (0.90%)(d)

RATIOS

Net Assets--End of Period ($000 Omitted)                            $24,081     $   4,950         $ 1,036        $   247
Ratio of Expenses to Average Net Assets(e)(f)                      0.75%(d)         1.70%           1.87%        0.61%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)   (0.28%)(d)       (0.71%)         (0.90%)        0.52%(g)
Portfolio Turnover Rate(h)                                          131%(d)          201%             92%          25%(d)

(a) From August 25, 1997, commencement of investment operations, to December 31, 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000, the years ended December 31, 1999 and 1998, and all of the expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.93%, 4.05%, 12.46% and 35.99% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.46%), (3.06%), (11.49%) and (34.86%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

(h) Portfolio turnover was greater than expected during the six months ended June 30, 2000 and the year ended December 31, 1999, respectively, due to active trading undertaken in response to market conditions.

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)















[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

S14 9191 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TECHNOLOGY FUND







                                      SEMI
                                     ANNUAL








SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-TECHNOLOGY FUND

------------------------------------
         VIF-TECHNOLOGY FUND
     AVERAGE ANNUAL TOTAL RETURN
          AS OF 6/30/00 (1)

1 year                      110.80%
-------------------------------------
Since inception (5/97)       60.03%
-------------------------------------

      For the six-month period ended June 30, 2000, the value of your shares rose 15.65%. This is comparable to the return of the S&P 500 Index, which fell 0.43% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:      VIF-TECHNOLOGY FUND
            TOTAL RETURN SINCE INCEPTION VS S&P 500 INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Technology Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through June 30, 2000.

      Technology stocks suffered a dramatic pullback earlier this year, driven by worries over higher interest rates and other factors. We believed, however, that the decline did not derive from a change in fundamentals, but rather was a valuation-induced phenomenon. Many argued that this valuation adjustment has been long overdue, given the rise in interest rates over the past year, coupled with the lofty valuations investors bestowed on technology stocks. Indeed, the big surprise may be that it took so long for tech stocks to fall to lower levels.

      Many leading stocks staged a dramatic rebound in June, however, after selling off to relatively bargain levels in April and May. Investors were cheered that the Federal Reserve remained on the sidelines and left interest rates unchanged, as more evidence of slower economic growth became apparent. This improved the valuation underpinning for tech stocks, although many are still fairly expensive. Despite sharp upward moves in many tech stocks, investors appear to be more selective in their technology holdings. We believe that the more speculative technology and Internet stocks are unlikely to recover to old highs as the market's willingness to extend capital to such ventures has been reduced dramatically.

      The fund picked up where it left off at the end of May and extended gains as the market for technology stocks continued to improve. The fund rose dramatically during June as investors returned to the market leaders first -- the lion's share of the assets in the fund. The market has more recently broadened out, and investors have placed more confidence in the rally.

     We remain cautiously optimistic that the market for technology stocks has seen the worst. While we are confident that our companies will show strong growth in the soon-to-be-reported second quarter earnings period, the increase in negative pre-announcements seen thus far suggests a somewhat more difficult environment. If the economy is indeed slowing, the slowdown will be felt in demand for some technology products, and may increase the risk of earnings disappointments. This would suggest a narrowing of the market, and the fund could become more concentrated as we shift more toward quality/leadership companies. We expect that recent high levels of volatility will persist, given the continued high valuations and psychological cross-currents in the marketplace among technology investors.

FUND MANAGEMENT

     Senior Vice President and Director of Sector Management William R. Keithler, a Chartered Financial Analyst with 15 years experience in the investment industry, is portfolio manager for VIF-Technology Fund. Bill has an MS from the University of Wisconsin-Madison, and BS from Webster College. An INVESCO portfolio manager from 1986 to 1993, Bill returned to INVESCO Funds Group in 1998 after serving as vice president and portfolio manager with Berger Associates.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
TECHNOLOGY FUND
89.29 COMMON STOCKS
0.34  BROADCASTING
      EchoStar Communications Class A Shrs(a)           50,200     $1,662,091
================================================================================
11.90 COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                         64,500      5,409,937
      CIENA Corp(a)                                     50,800      8,467,725
      E-Tek Dynamics(a)                                 25,100      6,621,694
      JDS Uniphase(a)                                   39,800      4,771,025
      Lucent Technologies                               52,100      3,086,925
      Nokia Corp Sponsored ADR Representing Ord Shrs   146,700      7,325,831
      Nortel Networks                                   92,500      6,313,125
      Polycom Inc(a)                                    38,100      3,584,972
      Powerwave Technologies(a)                         75,300      3,313,200
      Scientific-Atlanta Inc                            81,700      6,086,650
      Telefonakietbolaget LM Ericsson Sponsored
        ADR Representing Series B Shrs                 167,100      3,342,000
================================================================================
                                                                    58,323,084
19.22 COMPUTER SOFTWARE & SERVICE
      Art Technology Group(a)                           43,300      4,370,594
      BEA Systems(a)                                    99,700      4,928,919
      BroadVision Inc(a)                                78,100      3,968,456
      Check Point Software Technologies Ltd(a)          17,700      3,747,975
      InfoSpace Inc(a)                                  47,200      2,607,800
      Inktomi Corp(a)                                   25,700      3,039,025
      Internet HOLDRs Trust Depositary Receipts(a)(b)    8,400        909,300
      Intuit Inc(a)                                     54,400      2,250,800
      i2 Technologies(a)                                63,330      6,603,142
      Mercury Interactive(a)                            56,800      5,495,400
      Micromuse Inc(a)                                  18,500      3,061,461
      Microsoft Corp(a)                                 62,700      5,016,000
      National Information Consortium(a)                53,800        611,975
      Networks Associates(a)                           123,800      2,522,425
      Oracle Corp(a)                                    60,500      5,085,781
      Peregrine Systems(a)                             126,187      4,377,112
      Quest Software(a)                                 65,100      3,604,913
      Siebel Systems(a)                                 45,600      7,458,450
      SmartForce PLC Sponsored ADR
        Representing Ord Shrs(a)                       101,500      4,872,000
      SOFTBANK Corp(a)                                   7,400      1,007,136
      Software.com Inc(a)                               32,100      4,168,988
      Symantec Corp(a)                                  39,000      2,103,563
      TIBCO Software(a)                                 55,300      5,930,061
      Verio Inc(a)                                      55,200      3,062,738
      Vignette Corp(a)                                  48,350      2,514,955
      Xcelera.com Inc(a)                                25,700        873,800
================================================================================
                                                                   94,192,769
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
3.10  COMPUTER SYSTEMS
      Apple Computer(a)                                 60,800     $3,184,400
      Brocade Communications Systems(a)                 36,600      6,715,528
      Dell Computer(a)                                 107,300      5,291,231
================================================================================
                                                                   15,191,159
1.08  COMPUTERS-- HARDWARE
      Sun Microsystems(a)                               58,200      5,292,563
================================================================================
5.36  COMPUTERS-- NETWORKING
      Cisco Systems(a)                                 149,300      9,489,881
      Juniper Networks(a)                               32,200      4,687,112
      MarchFirst Inc(a)                                 53,800        981,850
      Network Appliance(a)                              71,600      5,763,800
      Redback Networks(a)                               18,600      3,310,800
      Sycamore Networks(a)                              18,300      2,019,863
================================================================================
                                                                   26,253,306
2.13  COMPUTERS-- PERIPHERALS
      Advanced Digital Information(a)                   40,600        647,062
      EMC Corp(a)                                       89,700      6,901,294
      Entrust Technologies(a)                           23,900      1,977,725
      SanDisk Corp(a)                                   14,900        911,694
================================================================================
                                                                   10,437,775
0.77  DISTRIBUTION
      Ingram Micro(a)                                   94,000      1,639,125
      Tech Data(a)                                      49,300      2,147,631
================================================================================
                                                                    3,786,756
5.14  ELECTRICAL EQUIPMENT
      Celestica Inc(a)                                  88,900      4,411,663
      Flextronics International Ltd(a)                  70,200      4,821,863
      Furukawa Electric Ltd                             42,000        879,259
      Jabil Circuit(a)                                  69,000      3,424,125
      Sanmina Corp(a)                                   69,400      5,933,700
      Solectron Corp(a)                                104,200      4,363,375
      Viasystems Group(a)                               82,100      1,328,994
================================================================================
                                                                   25,162,979
20.36 ELECTRONICS-- SEMICONDUCTOR
      Altera Corp(a)                                    67,100      6,840,006
      Analog Devices(a)                                 60,800      4,620,800
      Applied Micro Circuits(a)                         41,800      4,127,750
      Atmel Corp(a)                                     76,400      2,817,250
      Broadcom Corp Class A Shrs(a)                     10,700      2,342,631
      Chartered Semiconductor Manufacturing Ltd
        ADR Representing 10 Ord Shrs(a)                 30,500      2,745,000
      Conexant Systems(a)                               61,500      2,990,437
      Cypress Semiconductor(a)                          62,100      2,623,725
      Infineon Technologies AG ADR
        Representing Ord Shrs(a)                        48,100      3,811,925
      Integrated Device Technology(a)                   81,600      4,885,800
      Intel Corp                                        41,500      5,548,031
      Linear Technology                                 82,700      5,287,631
      LSI Logic(a)                                      68,100      3,685,913
      Maxim Integrated Products(a)                      88,000      5,978,500
      Microchip Technology(a)                           61,400      3,577,509
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      National Semiconductor(a)                         57,000     $3,234,750
      PMC-Sierra Inc(a)                                 38,900      6,912,044
      RF Micro Devices(a)                               44,500      3,899,313
      SDL Inc(a)                                        33,000      9,411,188
      Texas Instruments                                 63,600      4,368,525
      Vitesse Semiconductor(a)                          66,400      4,884,550
      Xilinx Inc(a)                                     62,900      5,193,181
================================================================================
                                                                   99,786,459
0.92  ENTERTAINMENT
      Gemstar International Group Ltd(a)                73,100      4,492,223
================================================================================
5.48  EQUIPMENT-- SEMICONDUCTOR
      Applied Materials(a)                              61,500      5,573,437
      ASM Lithography Holding NV New York
        Registered Shrs(a)                             101,100      4,461,037
      Credence Systems(a)                               64,400      3,554,075
      KLA-Tencor Corp(a)                                46,000      2,693,875
      Lam Research(a)                                   40,700      1,526,250
      Novellus Systems(a)                               68,500      3,874,531
      Taiwan Semiconductor Manufacturing Ltd
        Sponsored ADR Representing 5 Ord Shrs(a)        58,466      2,265,557
      Teradyne Inc(a)                                   39,800      2,925,300
================================================================================
                                                                   26,874,062
0.22  INVESTMENT BANK/BROKER FIRM
      B2B Internet HOLDRs Trust(b)                      26,100      1,074,994
================================================================================
1.33  MACHINERY
      Corning Inc                                       24,200      6,530,975
================================================================================
0.73  NATURAL GAS
      Enron Corp                                        55,600      3,586,200
================================================================================
6.70  SERVICES
      America Online(a)                                 43,500      2,294,625
      Ariba Inc(a)                                      34,600      3,392,422
      Fiserv Inc(a)                                     81,800      3,537,850
      Mercator Software(a)                              39,200      2,695,000
      Paychex Inc                                       98,500      4,137,000
      Safeguard Scientifics(a)                          49,700      1,593,506
      Sapient Corp(a)                                   34,700      3,710,731
      VeriSign Inc(a)                                   34,857      6,152,261
      VERITAS Software(a)                               47,250      5,339,988
================================================================================
                                                                   32,853,383
2.34  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)             64,700      3,958,831
      NTT DoCoMo                                            40      1,085,015
      Proxim Inc(a)                                     21,300      2,108,035
      Telecom Italia Mobile SpA                         57,600        590,804
      VoiceStream Wireless(a)                           21,800      2,535,272
      Winstar Communications(a)                         34,300      1,161,913
================================================================================
                                                                   11,439,870
0.24  TELECOMMUNICATIONS--LONG DISTANCE
      PSINet Inc(a)                                     47,000      1,180,875
================================================================================

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
1.93  TELEPHONE
      Amdocs Ltd(a)                                     59,680     $4,580,440
      US WEST                                           57,000      4,887,750
================================================================================
                                                                    9,468,190
      TOTAL COMMON STOCKS (Cost $378,900,154)                     437,589,713
================================================================================
10.71 SHORT-TERM INVESTMENTS
6.12  COMMERCIAL PAPER
6.12  CONSUMER FINANCE
      American Express Credit
        6.780%, 7/3/2000                           $ 8,000,000      8,000,000
        6.780%, 7/6/2000                           $12,000,000     12,000,000
      Ford Motor Credit, 6.710%, 7/5/2000          $10,000,000     10,000,000
================================================================================
         TOTAL COMMERCIAL PAPER (Cost $30,000,000)                 30,000,000
================================================================================
2.68  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund 6.489%, (Cost $13,142,068)     13,142,068    13,142,068
================================================================================
1.91  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated  6/30/2000  due 7/3/2000 at 6.400%,
        repurchased at $9,346,982 (Collateralized
        by  US  Treasury Inflationary Index Bonds,
        due 4/15/2028 at 3.625%, value
        $10,109,074) (Cost $9,342,0000)             $9,342,000     9,342,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $52,484,068)             52,484,068
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $431,384,222)
       (Cost for Income Tax Purposes $435,883,533)              $490,073,781
================================================================================

(a)  Security is non-income producing.

(b)  HOLDRs -- Holding Company Depository Receipts

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                   TECHNOLOGY
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $431,384,222
================================================================================
  At Value(a)                                                    $490,073,781
Foreign Currency (Cost $7,626)                                          8,038
Receivables:
  Investment Securities Sold                                        1,371,176
  Fund Shares Sold                                                  8,581,719
  Dividends and Interest                                               19,865
Prepaid Expenses and Other Assets                                      27,062
================================================================================
TOTAL ASSETS                                                      500,081,641
================================================================================
LIABILITIES
Payables:
  Custodian                                                            44,988
  Fund Shares Repurchased                                           4,887,471
Accrued Expenses and Other Payables                                     7,419
================================================================================
TOTAL LIABILITIES                                                   4,939,878
================================================================================
NET ASSETS AT VALUE                                              $495,141,763
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $468,533,922
Accumulated Undistributed Net Investment Loss                       (503,954)
Accumulated Undistributed Net Realized Loss
  on Investment Securities and Foreign
  Currency Transactions                                          (31,578,167)
Net Appreciation of Investment Securities
  and Foreign Currency Transactions                                58,689,962
================================================================================
NET ASSETS AT VALUE                                              $495,141,763
================================================================================
Shares Outstanding                                                 11,529,937
NET ASSET VALUE, Offering and Redemption Price per Share         $      42.94
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $9,342,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Technology Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                   TECHNOLOGY
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     87,224
Dividends from Affiliated Investment Companies                        188,716
Interest                                                              775,174
  Foreign Taxes Withheld                                              (8,990)
================================================================================
  TOTAL INCOME                                                      1,042,124
================================================================================
EXPENSES
Investment Advisory Fees                                            1,106,009
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                          399,367
Custodian Fees and Expenses                                            28,631
Directors' Fees and Expenses                                            6,535
Interest Expenses                                                       2,878
Professional Fees and Expenses                                         12,823
Registration Fees and Expenses                                            298
Reports to Shareholders                                                16,229
Other Expenses                                                          1,588
================================================================================
  TOTAL EXPENSES                                                    1,576,858
  Fees and Expenses Absorbed by Investment Adviser                    (2,662)
  Fees and Expenses Paid Indirectly                                  (28,192)
================================================================================
     NET EXPENSES                                                   1,546,004
================================================================================
NET INVESTMENT LOSS                                                 (503,880)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                          (32,337,362)
  Foreign Currency Transactions                                        44,154
================================================================================
     Total Net Realized Loss                                     (32,293,208)
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                            37,030,424
  Foreign Currency Transactions                                       (2,203)
================================================================================
     Total Net Appreciation                                        37,028,221
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY CONTRACTS                                        4,735,013
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  4,231,133
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

TECHNOLOGY FUND

                                                      SIX MONTHS          YEAR
                                                           ENDED         ENDED
                                                         JUNE 30   DECEMBER 31
--------------------------------------------------------------------------------
                                                            2000          1999
                                                       UNAUDITED
OPERATIONS
Net Investment Loss                                 $  (503,880) $    (51,696)
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                 (32,293,208)       857,691
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                   37,028,221    21,387,477
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS             4,231,133    22,193,472
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        550,794,642   103,325,672
Amounts Paid for Repurchases of Shares             (153,875,569)  (33,104,826)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                            396,919,073    70,220,846
================================================================================
TOTAL INCREASE IN NET ASSETS                         401,150,206    92,414,318
NET ASSETS
Beginning of Period                                   93,991,557     1,577,239
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($503,954) and
  ($74), respectively)                             $ 495,141,763 $  93,991,557
================================================================================

             ----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                           12,753,554     3,731,704
Shares Repurchased                                   (3,755,102)   (1,310,179)
================================================================================
NET INCREASE IN FUND SHARES                            8,998,452     2,421,525
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial  statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT  ACCOUNTING  POLICIES.  INVESCO
Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund (the "Fund", presented herein), Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation through investments in a specific business sector. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $438,877,696 and $90,620,915, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $70,709,015 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $16,518,767, resulting in net appreciation of $54,190,248.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $166. Unfunded accrued pension costs of $0 and pension liability of $238 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statements of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000 there were no such borrowings and/or lendings.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 SIX MONTHS                                        PERIOD
                                                                      ENDED                                         ENDED
                                                                    JUNE 30         YEAR ENDED DECEMBER 31    DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                                       2000          1999            1998         1997(a)
                                                                  UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                            $    37.13     $   14.34       $   11.49        $  10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                      (0.04)        (0.00)          (0.03)            0.05
Net Gains on Securities (Both Realized and Unrealized)                 5.85         22.79            2.96            1.44
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       5.81         22.79            2.93            1.49
===========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                   0.00          0.00            0.01            0.00
In Excess of Net Investment Income                                     0.00          0.00            0.01            0.00
Distributions from Capital Gains                                       0.00          0.00            0.06            0.00
===========================================================================================================================
TOTAL DISTRIBUTIONS                                                    0.00          0.00            0.08            0.00
===========================================================================================================================
Net Asset Value--End of Period                                   $    42.94     $   37.13       $   14.34        $  11.49
===========================================================================================================================

TOTAL RETURN(c)                                                   15.65%(d)       158.93%          25.69%       14.80%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                        $  495,142     $  93,992       $   1,577         $   414
Ratio of Expenses to Average Net Assets(e)(f)                      0.53%(d)         1.31%           1.40%        0.48%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)   (0.17%)(d)       (0.40%)         (0.14%)        0.95%(g)
Portfolio Turnover Rate                                              34%(d)           95%            239%         102%(d)

(a) From May 21, 1997, commencement of investment operations, through December, 31 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000, the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.53%, 1.52%, 6.47% and 19.25% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.17%), (0.61%), (5.21%) and (17.82%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)













[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

S13 9186 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TELECOMMUNICATIONS FUND







                                      SEMI
                                     ANNUAL














SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-TELECOMMUNICATIONS FUND

-------------------------------------
     VIF-TELECOMMUNICATIONS FUND
       CUMULATIVE TOTAL RETURN
          AS OF 6/30/00 (1)

Since inception (9/99)        82.30%
-------------------------------------

      For the six-month period ended June 30, 2000, the value of your shares rose 10.82%. This is comparable to the return of the S&P 500 Index, which fell 0.43% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:      VIF-Telecommunications Fund
            Total Return Since Inception vs S&P 500 Index and
            MSCI-EAFE Index

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Telecommunications Fund to the value of a $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the MSCI-EAFE Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/99) through June 30, 2000.

      Telecommunications stocks came under heavy pressure beginning in late March as investors re-examined valuations in light of Federal Reserve tightening and other factors. But many of these same stocks came charging back in June as high-growth, higher-risk issues enjoyed a broad recovery.

      Among the hardest hit telecommunications stocks were competitive local exchange carriers (CLECs), telephone service providers that compete with the regional Bell operating companies. Not only have many of these companies found it difficult to raise financing in a challenging high-yield market, but the group received a psychological blow in May when GST Communications, a CLEC in the western United States, declared bankruptcy. Equipment stocks, mainly by virtue of their very steep valuations, also fared poorly at the beginning of the second quarter.

      The fund's equipment stocks performed well om recent weeks. Redback Networks was particularly strong, driven ahead in part by the company's signing up of an important customer. Juniper Networks and Nortel Networks also moved higher as the companies announced a partnership to sell Juniper's Internet routers. The industry conference Supercomm early in the month generated excitement in the sector generally, helping to lift many leading-edge companies.

      For the most part, the fund's service providers also fared well in recent weeks. With the consummation of the merger of US WEST and Qwest Communications International in sight, both stocks moved higher as investors became more enthusiastic about the resulting synergies. The fund's domestic wireless stocks performed well due to indications of strong subscriber growth, and increased takeover speculation following the collapse of the Sprint Corp/WorldCom Inc merger -- and speculation that WorldCom might now look elsewhere. Overall, however, wireless stocks suffered. Investors worried that subscriber growth appeared to be plateauing in some of the most developed markets, such as France. Additionally, the end of the handset subsidy in Korea and the residue of costly spectrum auctions made the future murkier for wireless firms.

      With valuations throughout much of the sector still very high, we would not be surprised to see volatility continue. Still, fundamentals remain very positive for most companies, as do the growth opportunities posed by technology, deregulation, and globalization. Going forward, we plan to maintain our focus on equipment firms, with a secondary emphasis on carriers leveraging technology to seize market share. We have recently reduced our weighting in satellite firms, given signs that subscriber growth is slowing.

FUND MANAGEMENT

     The  VIF-Telecommunications  Fund is  managed  by Vice  President  Brian B.
Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX DESIGNED TO MEASURE THE OVERALL CONDITION OF OVERSEAS MARKETS.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                       COUNTRY         SHARES OR
                                                       CODE IF         PRINCIPAL
%     DESCRIPTION                                       NON US            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
85.65 COMMON STOCKS
1.82  BROADCASTING
      EchoStar Communications Class A Shrs(a)                            110,020  $ 3,642,693
      General Motors Class H Shrs(a)                                      19,500    1,711,125
===============================================================================================
                                                                                    5,353,818
0.41  CABLE
      NTL Inc(a)                                                          20,037    1,199,715
===============================================================================================
21.18 COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                                           34,900    2,927,237
      Carrier 1 International SA ADR Representing
        1/5 Ord Shr(a)                                      SZ            46,000      534,750
      CIENA Corp(a)                                                       34,900    5,817,394
      Comverse Technology(a)                                              72,100    6,705,300
      Copper Mountain Networks(a)                                         45,300    3,992,062
      E-Tek Dynamics(a)                                                   10,800    2,849,175
      JDS Uniphase(a)                                                     49,000    5,873,875
      Lucent Technologies                                                 34,500    2,044,125
      Metasolv Software(a)                                                15,700      690,800
      Metromedia Fiber Network Class A Shrs(a)                            87,080    3,455,987
      Next Level Communications(a)                                        12,700    1,089,025
      Nokia Corp Sponsored ADR Representing Ord Shrs        FI           122,620    6,123,336
      Nortel Networks                                       CA           115,840    7,906,080
      QUALCOMM Inc(a)                                                     17,840    1,070,400
      Scientific-Atlanta Inc                                              57,460    4,280,770
      Tekelec(a)                                                         110,100    5,305,444
      Telefonaktiebolaget LM Ericsson AB Sponsored ADR
        Representing Series B Shrs                          SW            84,400    1,688,000
===============================================================================================
                                                                                   62,353,760
14.26 COMPUTER RELATED
      AsiaInfo Holdings(a)                                                24,100    1,076,969
      Cisco Systems(a)                                                   103,880    6,602,872
      EMC Corp(a)                                                        107,840    8,296,940
      Equant NV New York Shrs(a)                            NL             8,640      371,520
      Exodus Communications(a)                                            53,600    2,468,950
      Foundry Networks(a)                                                  7,500      828,750
      Handspring Inc(a)                                                   20,000      540,000
      Inktomi Corp(a)                                                     22,880    2,705,560
      Internap Network Services(a)                                        60,800    2,524,150
      Juniper Networks(a)                                                 47,800    6,957,887
      ONI Systems(a)                                                       2,200      257,847
      Phone.com Inc(a)                                                    10,200      664,275
      Psion PLC(a)                                          UK           102,300      989,632
      QS Communications AG(a)                               GM            28,100      279,603
      Redback Networks(a)                                                 26,760    4,763,280
      Sycamore Networks(a)                                                12,700    1,401,763
      Vitria Technology(a)                                                20,100    1,228,613
===============================================================================================
                                                                                   41,958,611
                                                       COUNTRY         SHARES OR
                                                       CODE IF         PRINCIPAL
%     DESCRIPTION                                       NON US            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------
12.31 ELECTRONICS--SEMICONDUCTOR
      Applied Micro Circuits(a)                                           45,280  $ 4,471,400
      Broadcom Corp Class A Shrs(a)                                       14,420    3,157,079
      Conexant Systems(a)                                                 26,260    1,276,892
      Motorola Inc                                                        57,171    1,661,532
      New Focus(a)                                                         2,900      238,162
      PMC-Sierra Inc(a)                                     CA            43,640    7,754,283
      RF Micro Devices(a)                                                 29,190    2,557,774
      SDL Inc(a)                                                          37,460   10,683,124
      Texas Instruments                                                   21,900    1,504,256
      Vitesse Semiconductor(a)                                            39,680    2,918,960
===============================================================================================
                                                                                   36,223,462
1.69  ENTERTAINMENT
      Gemstar International Group Ltd(a)                                  81,020    4,978,932
===============================================================================================
2.12  MANUFACTURING
      Corning Inc                                                         23,100    6,234,112
===============================================================================================
0.35  RETAIL
      RadioShack Corp                                                     21,740    1,029,933
===============================================================================================
2.12  SERVICES
      America Online(a)                                                   20,460    1,079,265
      CSG Systems International(a)                                        61,830    3,466,344
      Yahoo! Inc(a)                                                       13,700    1,697,088
===============================================================================================
                                                                                    6,242,697
8.79  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Aether Systems(a)                                                   10,500    2,152,500
      China Mobile Ltd(a)                                   HK           351,100    3,096,497
      Crown Castle International(a)                                       69,020    2,519,230
      Dobson Communications(a)                                            25,000      481,250
      Leap Wireless International(a)                                      19,100      897,700
      Nextel Communications Class A Shrs(a)                               47,100    2,881,931
      NTT DoCoMo                                            JA               131    3,553,424
      Partner Communications Ltd ADR Representing
        Ord Shrs(a)                                         IS            38,200      362,900
      Telecom Italia Mobile SpA                             IT           183,010    1,877,137
      Tritel Inc(a)                                                        8,400      249,375
      Vodafone AirTouch PLC Sponsored ADR
        Representing 10 Ord Shrs                            UK           919,026    3,714,807
      VoiceStream Wireless(a)                                             24,900    2,895,792
      Winstar Communications(a)                                           35,240    1,193,755
===============================================================================================
                                                                                   25,876,298
                                                       COUNTRY         SHARES OR
                                                       CODE IF         PRINCIPAL
%     DESCRIPTION                                       NON US            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------
7.95  TELECOMMUNICATIONS-- LONG DISTANCE
      Allegiance Telecom(a)                                               51,615  $ 3,303,360
      AT&T Corp                                                           31,540      997,452
      Completel Europe NV(a)                                NL            43,100      537,104
      Global TeleSystems(a)                                               59,660      719,649
      GT Group Telecom Class B Shrs(a)                      CA            24,800      392,150
      ITC DeltaCom(a)                                                      2,300       51,319
      KPNQwest NV Class C Shrs(a)                           NL            30,200    1,196,675
      Nextel Partners Class A Shrs(a)                                    213,000    6,935,813
      Nippon Telegraph & Telephone                          JA               107    1,425,925
      PSINet Inc(a)                                                       53,420    1,342,178
      Qwest Communications International(a)                               59,530    2,957,897
      Sprint Corp                                                         56,300    2,871,300
      Viatel Inc(a)                                                       23,460      670,076
===============================================================================================
                                                                                   23,400,898
12.65 TELEPHONE
      Amdocs Ltd(a)                                                       89,270    6,851,473
      AT&T Canada Class B Depository Receipts(a)            CA            56,020    1,859,164
      BellSouth Corp                                                      42,460    1,809,857
      Cable & Wireless PLC                                  UK           121,900    2,065,052
      COLT Telecom Group PLC(a)                             UK            59,700    1,988,356
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                          UK             7,620    1,033,463
      Hanaro Telecom Sponsored ADR Representing
        Ord Shrs(a)                                         KS            78,100      551,581
      Illuminet Holdings(a)                                               27,300    1,388,887
      Koninklijke NV                                        NL            17,800      799,405
      McLeodUSA Inc Class A Shrs(a)                                      163,650    3,385,509
      Net2000 Communications(a)                                            2,000       32,750
      NEXTLINK Communications Class A Shrs(a)                             39,400    1,494,738
      RCN Corp(a)                                                         56,460    1,432,673
      SBC Communications                                                  83,940    3,630,405
      Tele1 Europe Holding AB(a)                            SW            45,000      554,099
      Time Warner Telecom Class A Shrs(a)                                 72,600    4,673,625
      US WEST                                                             43,000    3,687,250
===============================================================================================
                                                                                   37,238,287
      TOTAL COMMON STOCKS (Cost $232,274,570)                                     252,090,523
===============================================================================================
0.15  PREFERRED STOCKS
0.15  TELECOMMUNICATIONS--LONG DISTANCE
      IXC Communications, Jr Exchangeable Pfd
        Series B Shrs(b), 12.500% (Cost $498,400)                            448      452,480
===============================================================================================
0.08  FIXED INCOME SECURITIES
0.08  CORPORATE BONDS
0.08  TELECOMMUNICATIONS--LONG DISTANCE
      ESAT Telecom Group PLC, Sr Step-up Notes,
        Zero Coupon(c) 2/1/2007 (Amortized Cost $221,159)   IE        $  235,000      222,075
===============================================================================================
14.12 SHORT-TERM INVESTMENTS
8.15  COMMERCIAL PAPER
3.40  CONSUMER FINANCE
      Ford Motor Credit
        6.730%, 7/3/2000                                              $5,000,000    5,000,000
        6.710%, 7/5/2000                                              $5,000,000    5,000,000
===============================================================================================
                                                                                   10,000,000

                                                       COUNTRY         SHARES OR
                                                       CODE IF         PRINCIPAL
%     DESCRIPTION                                       NON US            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------
4.75  OIL & GAS RELATED
      Texaco Inc, 6.770%, 7/5/2000                                   $14,000,000  $14,000,000
===============================================================================================
         TOTAL COMMERCIAL PAPER (Cost $24,000,000)                                 24,000,000
===============================================================================================
2.93  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market Reserve
        Fund 6.489% (Cost $8,614,810)                                  8,614,810    8,614,810
===============================================================================================
3.04  REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State Street dated
        6/30/2000  due 7/3/2000 at 6.400%, repurchased
        at  $8,934,763 (Collateralized by US Treasury
        Inflationary Index Bonds, due 4/15/2028 at
        3.625%,  value  $9,666,675)(Cost $8,930,000)                  $8,930,000    8,930,000
===============================================================================================
         TOTAL SHORT-TERM INVESTMENTS (Cost $41,544,810)                           41,544,810
===============================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $274,538,939)
         (Cost for Income Tax Purposes $276,119,912)                             $294,309,888
===============================================================================================

(a)  Security is non-income producing.

(b)  Security is a  payment-in-kind  (PIK)  security.  PIK  securities  may make
     interest   payments  in  additional   securities.

(c) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

SUMMARY OF INVESTMENTS BY COUNTRY
                                                           % OF
                                           COUNTRY   INVESTMENT
COUNTRY                                       CODE   SECURITIES         VALUE
--------------------------------------------------------------------------------
Canada                                          CA        6.09%  $ 17,911,677
Finland                                         FI         2.08     6,123,336
Germany                                         GM         0.09       279,603
Hong Kong                                       HK         1.05     3,096,497
Ireland                                         IE         0.08       222,075
Israel                                          IS         0.12       362,900
Italy                                           IT         0.64     1,877,137
Japan                                           JA         1.69     4,979,349
Netherlands                                     NL         0.99     2,904,704
Republic of South Korea                         KS         0.19       551,581
Sweden                                          SW         0.76     2,242,099
Switzerland                                     SZ         0.18       534,750
United Kingdom                                  UK         3.33     9,791,310
United States                                   US        82.71   243,432,870
================================================================================
                                                        100.00%  $294,309,888
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                           TELECOMMUNICATIONS
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $274,538,939
================================================================================
  At Value(a)                                                    $294,309,888
Foreign Currency (Cost $24,360)                                        24,038
Receivables:
  Investment Securities Sold                                           24,677
  Fund Shares Sold                                                  6,376,807
  Dividends and Interest                                               34,239
Prepaid Expenses and Other Assets                                      16,232
================================================================================
TOTAL ASSETS                                                      300,785,881
================================================================================
LIABILITIES
Payables:
  Custodian                                                               969
  Investment Securities Purchased                                   6,927,043
  Fund Shares Repurchased                                           6,663,804
Accrued Expenses and Other Payables                                     7,539
================================================================================
TOTAL LIABILITIES                                                  13,599,355
================================================================================
NET ASSETS AT VALUE                                              $287,186,526
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $274,720,205
Accumulated Undistributed Net Investment Loss                       (101,874)
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                    (7,202,428)
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                            19,770,623
================================================================================
NET ASSETS AT VALUE                                              $287,186,526
================================================================================
Shares Outstanding                                                 15,754,767
NET ASSET VALUE, Offering and Redemption Price per Share         $      18.23
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $8,930,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Telecommunications Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                           TELECOMMUNICATIONS
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    182,298
Dividends from Affiliated Investment Companies                        114,817
Interest                                                              598,877
  Foreign Taxes Withheld                                              (9,200)
================================================================================
  TOTAL INCOME                                                        886,792
================================================================================
EXPENSES
Investment Advisory Fees                                              713,709
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                          257,177
Custodian Fees and Expenses                                            26,963
Directors' Fees and Expenses                                            5,877
Professional Fees and Expenses                                          9,119
Registration Fees and Expenses                                            224
Reports to Shareholders                                                 6,756
Other Expenses                                                          1,076
================================================================================
  TOTAL EXPENSES                                                    1,023,401
  Fees and Expenses Absorbed by Investment Adviser                    (1,364)
  Fees and Expenses Paid Indirectly                                  (25,240)
================================================================================
     NET EXPENSES                                                     996,797
================================================================================
NET INVESTMENT LOSS                                                 (110,005)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                           (7,626,876)
  Foreign Currency Transactions                                      (84,648)
================================================================================
     Total Net Realized Loss                                      (7,711,524)
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                             7,427,975
  Foreign Currency Transactions                                     (433,060)
================================================================================
     Total Net Appreciation                                         6,994,915
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                     (716,609)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $  (826,614)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

TELECOMMUNICATIONS FUND

                                                    SIX MONTHS         PERIOD
                                                         ENDED          ENDED
                                                       JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                          2000           1999
                                                     UNAUDITED       (Note 1)
OPERATIONS
Net Investment Income (Loss)                      $  (110,005)  $       8,131
Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency Transactions      7,711,524)        509,096
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions       6,994,915     12,775,708
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                    (826,614)     13,292,935
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                      325,635,308     70,669,026
Amounts Paid for Repurchases of Shares           (105,271,950)   (16,560,179)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                          220,363,358     54,108,847
================================================================================
TOTAL INCREASE IN NET ASSETS                       219,536,744     67,401,782
NET ASSETS
Initial Subscription (Note 1)                               --        248,000
Beginning of Period                                 67,649,782             --
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  (Loss) of ($101,874) and $8,131, respectively)  $287,186,526  $  67,649,782
================================================================================

            --------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                               --         24,800
Shares Sold                                         17,692,767      5,225,874
================================================================================
                                                    17,692,767      5,250,674
Shares Repurchased                                 (6,051,118)    (1,137,556)
================================================================================
NET INCREASE IN FUND SHARES                         11,641,649      4,113,118
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund (the "Fund", presented herein), Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek capital appreciation and income on securities principally engaged in a specific business sector. The Fund commenced investment operations on September 21, 1999. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $221,736,009 and $27,683,311 respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $38,788,013 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $20,598,037 resulting in net appreciation of $18,189,976.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $120. Unfunded accrued pension costs of $0 and pension liability of $160 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 --INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, there were no such borrowings and/or lendings.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    SIX MONTHS         PERIOD
                                                         ENDED          ENDED
                                                       JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                          2000        1999(a)
                                                     UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                $    16.45    $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                         (0.01)           0.00
Net Gains on Securities
  (Both Realized and Unrealized)                          1.79           6.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          1.78           6.45
================================================================================
Net Asset Value--End of Period                      $    18.23    $     16.45
================================================================================

TOTAL RETURN(c)                                      10.82%(d)      64.50%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)            $  287,187    $    67,650
Ratio of Expenses to Average Net Assets(e)(f)         0.53%(d)       1.27%(g)
Ratio of Net Investment Income
  (Loss) to Average Net Assets(e)                   (0.06%)(d)       0.11%(g)
Portfolio Turnover Rate                                 16%(d)         15%(d)

(a) From September 21, 1999, commencement of investment operations, to December 31, 1999.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended December 31, 1999.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(d) Based on operations for the periods shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.53% and 1.28% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (0.06%) and 0.10% (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)











[INVESCO ICON] INVESCO FUNDS

We're easy to state in touch with:

1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

S739 9187 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-TOTAL RETURN FUND







                                      SEMI
                                     ANNUAL












SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

-------------------------------------------
          VIF-TOTAL RETURN FUND
      AVERAGE ANNUAL TOTAL RETURN
            AS OF 6/30/00 (1)

1 year                           (13.00%)
-------------------------------------------
5 years                             9.00%
-------------------------------------------
Since inception (6/94)              9.66%
-------------------------------------------

Graph:      VIF-Total Return Fund
            Total Return Since Inception vs S&P 500 Index and
            Lehman Government/Corporate Bond Index

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Total Return Fund to the value of a $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (6/94) through June 30, 2000.

VIF-TOTAL RETURN FUND

      For the six-month period ended June 30, 2000, the value of your shares fell 3.92%. This is comparable to the return of both the S&P 500 Index, which fell 0.43% during the same period, and the Lehman Government/Corporate Bond Index, which rose 4.18%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      The major stock indexes all suffered declines in the second quarter, reflecting fears of rising interest rates. Investors rotated out of high valuation names to revisit "Old Economy" shares trading at attractive valuations. Interest rate fears eased in June, however, after signs of slowing economic growth prompted the Federal Reserve to leave interest rates untouched -- following a half percentage point increase in May. By mid-year, investors rushed back to the high growth stocks, such as Microsoft Corp and Cisco Systems, which had been sold off in the previous months.

      Easing interest rate fears helped the Lehman Government/Corporate Index gain ground to end the period on a positive note. While longer-term corporate securities led the market in June, intermediate government securities produced a higher return for the quarter overall.

      The fund slightly underperformed a 60/40 benchmark consisting of the S&P 500 Index and the Lehman Government/Corporate indexes during recent weeks. Our results reflected our overweight allocation in equities, which suffered downward volatility during the period. Nonetheless, the fund's equity holdings outperformed the equities in the S&P 500 Index -- largely due to our reduced exposure to the volatile technology sector. Additionally, the fund's specific technology holdings fared much better than those represented in the S&P 500.

      The historical spread between the expected return on stocks and the yield-to-maturity of longer-term bonds has averaged 3% over time. At that level, the normal asset mix would be 60% stocks and 40% bonds. The current spread is somewhat wider than historic norms, and the fund maintains a higher than neutral equity position. This strategy reflects our belief that the equity markets will offer higher risk-adjusted returns.

FUND MANAGEMENT

  Effective July 1, 2000, David S. Griffin, of INVESCO Capital Management Inc, assumed management responsibility for VIF-Total Return Fund. He was formerly the fund's assistant portfolio manager and joined INVESCO in 1986. He earned his MBA at William & Mary College, and his BA at Ohio Wesleyan University. David began his investment career in 1982 and is a Chartered Financial Analyst.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE RUSSELL 1000 INDEX IS AN UNMANAGED INDEX OF LARGE-CAP COMMON STOCKS, AND THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE-CAP STOCKS. THE LEHMAN GOVERNMENT/CORPORATE BOND IS AN UNMANAGED INDEX INDICATIVE OF THE BROAD FIXED-INCOME MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 20000
UNAUDITED

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
TOTAL RETURN FUND
64.53 COMMON STOCKS
1.57  AEROSPACE & DEFENSE
      Honeywell International                            2,000     $   67,375
      Raytheon Co Class B Shrs                           3,000         57,750
      United Technologies                                3,000        176,625
================================================================================
                                                                      301,750
0.38  ALUMINUM
      Alcoa Inc                                          2,500         72,500
================================================================================
1.33  AUTO PARTS
      Cooper Tire & Rubber                               5,000         55,625
      Genuine Parts                                      1,000         20,000
      Johnson Controls                                   3,500        179,594
================================================================================
                                                                      255,219
1.12  AUTOMOBILES
      Ford Motor                                         5,000        215,000
================================================================================
5.48  BANKS
      Bank of America                                    7,000        301,000
      Chase Manhattan                                    2,850        131,278
      FleetBoston Financial                              6,500        221,000
      National City                                      4,920         83,948
      PNC Financial Services Group                       3,500        164,063
      Wells Fargo & Co                                   4,000        155,000
================================================================================
                                                                    1,056,289
0.78  BEVERAGES
      Anheuser-Busch Cos                                 2,000        149,375
================================================================================
1.29  BUILDING MATERIALS
      Lowe's Cos                                         3,200        131,400
      Sherwin-Williams Co                                5,500        116,531
================================================================================
                                                                      247,931
0.63  CABLE
      Comcast Corp Class A Shrs(a)                       3,000        121,500
================================================================================
1.12  CHEMICALS
      Dow Chemical                                       2,400         72,450
      du Pont (E I) de Nemours                           1,000         43,750
      Praxair Inc                                        2,000         74,875
      Union Carbide                                        500         24,750
================================================================================
                                                                      215,825
1.02  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Lucent Technologies                                1,000         59,250
      Tellabs Inc(a)                                     2,000        136,875
================================================================================
                                                                      196,125
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
5.88  COMPUTER RELATED
      Adaptec Inc(a)                                     2,500     $   56,875
      Cadence Design Systems(a)                          2,000         40,750
      Computer Associates International                  4,500        230,344
      Compuware Corp(a)                                  8,000         83,000
      Hewlett-Packard Co                                 1,500        187,312
      International Business Machines                    1,700        186,256
      Microsoft Corp(a)                                  3,500        280,000
      Unisys Corp(a)                                     4,700         68,444
================================================================================
                                                                    1,132,981
0.20  CONGLOMERATES
      National Service Industries                        2,000         39,000
================================================================================
0.65  CONSUMER FINANCE
      Household International                            3,000        124,687
================================================================================
0.69  DISTRIBUTION
      SUPERVALU Inc                                      7,000        133,438
================================================================================
0.95  ELECTRIC UTILITIES
      DTE Energy                                         3,000         91,687
      GPU Inc                                            2,500         67,656
      Southern Co                                        1,000         23,313
================================================================================
                                                                      182,656
1.93  ELECTRICAL EQUIPMENT
      Emerson Electric                                   2,000        120,750
      General Electric                                   4,750        251,750
================================================================================
                                                                      372,500
2.08  ELECTRONICS-- SEMICONDUCTOR
      Intel Corp                                         3,000        401,062
================================================================================
3.41  FINANCIAL
      Associates First Capital Class A Shrs              3,000         66,938
      Citigroup Inc                                      5,500        331,375
      Fannie Mae                                         3,000        156,562
      Freddie Mac                                        2,500        101,250
================================================================================
                                                                      656,125
0.22  FOODS
      Heinz (HJ) Co                                        950         41,562
================================================================================
7.16  HEALTH CARE DRUGS-- PHARMACEUTICALS
      Abbott Laboratories                                3,000        133,687
      American Home Products                             3,000        176,250
      Bristol-Myers Squibb                               4,000        233,000
      Johnson & Johnson                                  3,000        305,625
      Lilly (Eli) & Co                                   1,500        149,813
      Merck & Co                                         3,000        229,875
      Schering-Plough Corp                               3,000        151,500
================================================================================
                                                                    1,379,750
0.18  HEALTH CARE RELATED
      Quintiles Transnational(a)                         2,500         35,312
================================================================================
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.48  HOUSEHOLD FURNITURE & APPLIANCES
      Whirlpool Corp                                     2,000     $   93,250
================================================================================
0.59  HOUSEHOLD PRODUCTS
      Procter & Gamble                                   2,000        114,500
================================================================================
2.04  INSURANCE
      American General                                   2,700        164,700
      MGIC Investment                                    5,000        227,500
================================================================================
                                                                      392,200
1.19  INSURANCE BROKERS
      Marsh & McLennan                                   2,200        229,763
================================================================================
1.41  INVESTMENT BANK/BROKER FIRM
      Morgan Stanley Dean Witter & Co                    3,250        270,563
================================================================================
0.34  IRON & STEEL
      Nucor Corp                                         2,000         66,375
================================================================================
0.53  MACHINERY
      Caterpillar Inc                                    3,000        101,625
================================================================================
2.97  MANUFACTURING
      Federal Signal                                     2,800         46,200
      Illinois Tool Works                                3,000        171,000
      Minnesota Mining & Manufacturing                   1,000         82,500
      Textron Inc                                        2,500        135,781
      Tyco International                                 1,500         71,063
      York International                                 2,500         65,313
================================================================================
                                                                      571,857
0.82  OFFICE EQUIPMENT & SUPPLIES
      Office Depot(a)                                   12,000         75,000
      Xerox Corp                                         4,000         83,000
================================================================================
                                                                      158,000
4.40  OIL & GAS RELATED
      BP Amoco PLC Sponsored ADR Representing
        6 Ord Shrs                                       2,768        156,565
      Chevron Corp                                       2,000        169,625
      Exxon Mobil                                        4,000        314,000
      Repsol SA Sponsored ADR Representing Ord Shrs     10,432        206,684
================================================================================
                                                                      846,874
0.76  PAPER & FOREST PRODUCTS
      International Paper                                3,000         89,437
      Kimberly-Clark Corp                                1,000         57,375
================================================================================
                                                                      146,812
0.46  PHOTOGRAPHY & IMAGING
      Eastman Kodak                                      1,500         89,250
================================================================================
0.31  PUBLISHING
      Gannett Co                                         1,000         59,812
================================================================================
0.39  RAILROADS
      Union Pacific                                      2,000         74,375
================================================================================
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.43  RESTAURANTS
      McDonald's Corp                                    2,500     $   82,344
================================================================================
0.99  RETAIL
      Albertson's Inc                                    4,000        133,000
      Target Corp                                        1,000         58,000
================================================================================
                                                                      191,000
1.16  SERVICES
      First Data                                         4,500        223,312
================================================================================
2.95  TELECOMMUNICATIONS-- LONG DISTANCE
      AT&T Corp                                          9,115        288,262
      Sprint Corp                                        5,500        280,500
================================================================================
                                                                      568,762
2.87  TELEPHONE
      ALLTEL Corp                                        1,200         74,325
      GTE Corp                                           2,000        124,500
      SBC Communications                                 3,000        129,750
      US WEST                                            1,000         85,750
      WorldCom Inc(a)                                    3,000        137,625
================================================================================
                                                                      551,950
0.23  TEXTILE-- APPAREL MANUFACTURING
      Liz Claiborne                                      1,250         44,063
================================================================================
1.10  TOBACCO
      Philip Morris                                      8,000        212,500
================================================================================
0.04  TRUCKS & PARTS
      Visteon Corp(a)                                      654          7,930
================================================================================
      TOTAL COMMON STOCKS (Cost $11,108,897)                       12,427,704
================================================================================
30.28 FIXED INCOME SECURITIES
9.97  US GOVERNMENT OBLIGATIONS
      US Treasury Bonds
        8.125%, 8/15/2019                            $ 300,000        361,875
        7.625%, 2/15/2025                            $ 300,000        353,813
        7.250%, 8/15/2022                            $ 400,000        448,750
      US Treasury Notes
        7.500%, 11/15/20 01                          $ 450,000        455,766
        6.375%, 8/15/2002                            $ 300,000        299,531
================================================================================
        TOTAL US GOVERNMENT OBLIGATIONS
        (Amortized Cost $1,890,127)                                 1,919,735
================================================================================
9.62  US GOVERNMENT AGENCY OBLIGATIONS
      Fannie Mae
        Benchmark Notes
           6.625%, 9/15/2009                         $ 350,000        337,540
           5.375%, 3/15/2002                         $ 300,000        292,718
           5.125%, 2/13/2004                         $ 108,000        101,466
        Gtd Mortgage Pass-Through Certificates
           8.500%, 3/1/2010                          $  40,312         41,195
           7.000%, 12/1/2027                         $ 127,433        123,192
           6.000%, 5/1/2009                          $  81,249         78,059
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      Freddie Mac
        Gold, Participation Certificates
           8.000%, 10/1/2010                        $   21,868     $   22,096
           6.500%, 7/1/2001                         $   29,539         29,236
        Notes
           6.875%, 1/15/2005                        $  100,000         99,384
           5.750%, 7/15/2003                        $  500,000        482,981
      Government National Mortgage Association I
        Pass-Through Certificates
           7.500%, 3/15/2026                        $   38,079         37,877
           7.000%, 4/15/2028                        $  212,704        206,925
================================================================================
           TOTAL US GOVERNMENT AGENCY OBLIGATIONS
             (Amortized Cost $1,854,910)                            1,852,669
================================================================================
2.02  ASSET-BACKED SECURITIES
2.02  CONSUMER FINANCE
      Chase Manhattan Credit Card Master Trust,
        Series 1996-3 Class A Shrs,
        7.040%, 2/15/2005                           $  200,000        199,656
      Discover Card Master Trust I, Series 1998-7
        Class A Shrs, 5.600%, 5/16/2006             $  200,000        189,920
================================================================================
        TOTAL ASSET-BACKED SECURITIES
          (Amortized Cost $407,543)                                   389,576
================================================================================
8.67  CORPORATE BONDS
0.49  AUTO PARTS
      Dana Corp, Notes, 6.250%, 3/1/2004            $  100,000         94,341
================================================================================
0.45  AUTOMOBILES
      Ford Motor, Bonds, 6.500%, 8/1/2018           $  100,000         86,112
================================================================================
2.97  BANKS
      ABN Amro Bank NV, Sub Notes, 7.550%,
        6/28/2006                                   $  100,000         99,507
      Bayerische Landesbank, Sub Notes, 6.375%,
        10/15/2005                                  $  100,000         94,813
      NationsBank Corp, Sub Notes, 6.500%,
        3/15/2006                                   $  100,000         94,608
      SunTrust Banks, Sr Notes, 6.250%, 6/1/2008    $  100,000         90,808
      Wachovia Bank, Euro Medium-Term Notes
        Series 3, 7.000%, 10/17/2008                $  100,000         95,098
      Wells Fargo & Co, Sr Notes, 6.625%,
        7/15/2004                                   $  100,000         97,543
================================================================================
                                                                      572,377
0.57  ELECTRIC UTILITIES
      National Rural Utilites, Collateral Trust,
        6.550%, 11/1/2018                           $  125,000        109,931
================================================================================
0.51  FINANCIAL
      Associates Corp of North America,
        Sr Notes, 6.375%, 10/15/2002                $  100,000         97,918
================================================================================
0.36  HEALTH CARE RELATED
      Guidant Corp, Notes, 6.150%, 2/15/2006        $   75,000         68,664
================================================================================
0.50  HOUSEHOLD PRODUCTS
      Procter & Gamble, Notes, 5.250%, 9/15/2003    $  100,000         95,565
================================================================================
                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
0.46  LEISURE TIME
      Carnival Corp, Notes, 6.150%, 4/15/2008       $  100,000     $   89,097
================================================================================
0.48  MACHINERY
      Cooper Industries, Medium-Term Notes,
        Series 3, 6.375%, 5/8/2008                  $  100,000         92,981
================================================================================
0.47  PERSONAL CARE
      Colgate-Palmolive Co, Medium-Term Notes,
        Series C, 5.580%, 11/6/2008                 $  100,000         90,235
================================================================================
0.51  RETAIL
      Wal-Mart Stores, Sr Notes, 6.550%,
        8/10/2004                                   $  100,000         98,684
================================================================================
0.45  TELECOMMUNICATIONS--LONG DISTANCE
      Sprint Capital, Gtd Sr Notes, 6.875%,
        11/15/2028                                  $  100,000         86,508
================================================================================
0.45  TELEPHONE
      GTE Northwest, Deb, 5.550%, 10/15/2008        $  100,000         86,876
================================================================================
        TOTAL CORPORATE BONDS
          (Amortized Cost $1,781,653)                               1,669,289
================================================================================
      TOTAL FIXED INCOME SECURITIES
        (Amortized Cost $5,934,233)                                 5,831,269
================================================================================
5.19  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 6/30/2000, due 7/3/2000 at 6.400%,
        repurchased at $1,000,533 (Collateralized
        by US Treasury Inflationary Index Bonds,
        due 4/15/2028 at 3.625%, value $1,083,115)
        (Cost $1,000,000)                           $1,000,000      1,000,000
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $18,043,130)
        (Cost for Income Tax Purposes $18,086,099)                $19,258,973
================================================================================

(a) Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                        TOTAL
                                                                       RETURN
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $ 18,043,130
================================================================================
  At Value(a)                                                    $ 19,258,973
Cash                                                                    6,530
Receivables:
  Investment Securities Sold                                          171,299
  Fund Shares Sold                                                     83,284
  Dividends and Interest                                              126,654
Prepaid Expenses and Other Assets                                      30,247
================================================================================
TOTAL ASSETS                                                       19,676,987
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     327,771
  Fund Shares Repurchased                                              17,033
Accrued Expenses and Other Payables                                    10,178
================================================================================
TOTAL LIABILITIES                                                     354,982
================================================================================
NET ASSETS AT VALUE                                              $ 19,322,005
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $ 16,657,342
Accumulated Undistributed Net Investment Income                       354,422
Accumulated Undistributed Net Realized
  Gain on Investment Securities and
  Foreign Currency Transactions                                     1,094,398
Net Appreciation of Investment Securities
  and Foreign Currency Transactions                                 1,215,843
================================================================================
NET ASSETS AT VALUE                                              $ 19,322,005
================================================================================
Shares Outstanding                                                  1,290,574
NET ASSET VALUE, Offering and Redemption Price per Share         $      14.97
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $1,000,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Total Return Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                        TOTAL
                                                                       RETURN
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $    174,829
Interest                                                              216,795
  Foreign Taxes Withheld                                              (1,077)
================================================================================
  TOTAL INCOME                                                        390,547
================================================================================
EXPENSES
Investment Advisory Fees                                               78,902
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                           31,536
Custodian Fees and Expenses                                             5,599
Directors' Fees and Expenses                                            4,940
Interest Expenses                                                       1,243
Professional Fees and Expenses                                          8,741
Registration Fees and Expenses                                             31
Reports to Shareholders                                                17,973
Other Expenses                                                          3,660
================================================================================
  TOTAL EXPENSES                                                      155,125
  Fees and Expenses Absorbed by Investment Adviser                   (28,712)
  Fees and Expenses Paid Indirectly                                   (5,583)
================================================================================
     NET EXPENSES                                                     120,830
================================================================================
NET INVESTMENT INCOME                                                 269,717
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities and
  Foreign Currency Transactions                                   (1,430,112)
Change in Net Depreciation of Investment Securities                  (92,044)
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                   (1,522,156)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(1,252,439)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

TOTAL RETURN FUND

                                                    SIX MONTHS           YEAR
                                                         ENDED          ENDED
                                                       JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                          2000           1999
                                                     UNAUDITED
OPERATIONS
Net Investment Income                              $   269,717  $     697,488
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                (1,430,112)      2,529,339
Change in Net Depreciation of Investment Securities
  and Foreign Currency Transactions                   (92,044)    (3,779,125)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS         (1,252,439)      (552,298)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0      (637,406)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                          0      (106,292)
================================================================================
TOTAL DISTRIBUTIONS                                          0      (743,698)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        3,079,079     10,278,231
Reinvestment of Distributions                                0        743,698
================================================================================
                                                     3,079,079     11,021,929
Amounts Paid for Repurchases of Shares            (10,243,482)   (17,617,152)
================================================================================
NET DECREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                          (7,164,403)    (6,595,223)
================================================================================
TOTAL DECREASE IN NET ASSETS                       (8,416,842)    (7,891,219)
NET ASSETS
Beginning of Period                                 27,738,847     35,630,066
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $354,422
  and $84,705, respectively)                       $19,322,005   $ 27,738,847
================================================================================

          ---------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                            206,769        616,233
Shares Issued from Reinvestment of Distributions             0         48,292
================================================================================
                                                       206,769        664,525
Shares Repurchased                                   (696,278)    (1,033,568)
================================================================================
NET DECREASE IN FUND SHARES                          (489,509)      (369,043)
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund (the "Fund", presented herein), and Utilities Fund. The investment objective of the Fund is to seek a high total return on investment through capital appreciation and current income. The Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; reduced to 0.55% of average net assets in excess of $1 billion; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

A Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provides that investment decisions of the Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $6,866,454 and $14,076,962 respectively. For the year six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $2,801,742 and $2,179,139, respectively.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $2,411,292 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $1,238,418 resulting in net appreciation of $1,172,874.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ICM.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $235. Unfunded accrued pension costs of $242 and pension liability of $1,839 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ending June 30, 2000, the Fund borrowed cash at a weighted average rate ranging from 5.84%-5.94%. At June 30, 2000, there were no such borrowings and/ or lendings outstanding.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              SIX MONTHS
                                                   ENDED
                                                 JUNE 30                YEAR ENDED DECEMBER 31
------------------------------------------------------------------------------------------------------
                                                    2000     1999     1998     1997     1996      1995
                                               UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period              $15.58   $16.58   $15.81   $13.21   $12.14    $10.09
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.23     0.41     0.37     0.36     0.36      0.25
Net Gains or (Losses) on Securites
  (Both Realized and Unrealized)                  (0.84)   (0.98)     1.13     2.66     1.12      2.05
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (0.61)   (0.57)     1.50     3.02     1.48      2.30
=======================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.00      0.37     0.36     0.34     0.36      0.24
In Excess of Net Investment Income                 0.00      0.00     0.00     0.00     0.05      0.00
Distributions from Capital Gains                   0.00      0.06     0.37     0.08     0.00      0.01
=======================================================================================================
TOTAL DISTRIBUTIONS                                0.00      0.43     0.73     0.42     0.41      0.25
=======================================================================================================
Net Asset Value--End of Period                   $14.97    $15.58   $16.58   $15.81   $13.21    $12.14
=======================================================================================================

TOTAL RETURN(a)                              (3.92%)(b)   (3.40%)    9.56%   22.91%   12.18%    22.79%

RATIOS
Net Assets--End of Period ($000 Omitted)        $19,322  $ 27,739 $ 35,630 $ 23,268  $13,513   $ 6,553
Ratio of Expenses to Average Net Assets(c)(d)  0.60%(b)     1.17%    1.01%    0.92%    0.94%     1.01%
Ratio of Net Investment Income
  to Average Net Assets(c)                     1.27%(b)     2.14%    2.50%    3.07%    3.44%     3.91%
Portfolio Turnover Rate                          46%(b)       36%      17%      27%      12%        5%

(a) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

(b) Based on operations for the periods shown and, accordingly, are not representative of a full year.

(c) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000 and the years ended December 31, 1999, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.73%, 1.01%, 1.10%, 1.30% and 2.51%, respectively, and ratio of net investment income to average net assets would have been 1.14%, 2.50%, 2.89%, 3.08% and 2.41%, respectively.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)







[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

S92 9189 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-UTILITIES FUND







                                      SEMI
                                     ANNUAL







SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------
             VIF-UTILITIES FUND
         AVERAGE ANNUAL TOTAL RETURN
              AS OF 6/30/00 (1)

1 year                              11.29%
--------------------------------------------
5 years                             18.54%
--------------------------------------------
Since inception (1/95)              16.99%
--------------------------------------------

Graph:      VIF-UTILITIES FUND
            TOTAL RETURN SINCE INCEPTION VS S&P 500 INDEX AND
            S&P UTILITIES INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Utilities Fund to the value of a $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the S&P Utilities Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/95) through June 30, 2000.

VIF-UTILITIES FUND

      For the six-month period ended June 30, 2000, the value of your shares rose 4.29%. This is comparable to the return of both the S&P 500 Index, which fell 0.43% during the same period, and the S&P Utilities Index, which rose 15.33%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Higher interest rates weighed on equity markets in the first two months of the second quarter as the Federal Reserve appeared intent on raising rates as high as necessary to slow the economy -- a resolve demonstrated by the Board's 0.50% rate increase in May. The prospect of additional rate hikes worked against high valuation stocks, especially in the telecommunications area, but favored more defensive plays, including traditional electric utility and natural gas shares. In June, however, many of the higher-growth stocks within the sector rebounded strongly as signs of moderating economic growth eased interest rate concerns.

      Our recent performance was hindered relative to other utility funds by our exposure to telecommunications stocks. While these holdings continued to offer strong fundamentals and healthy earnings, they fared poorly in an environment when investors shunned anything trading at heady valuations. Among the hardest hit were utility companies with embedded telecommunication assets, as well as competitive local exchange carriers (CLECs) -- telephone providers that compete with the regional bell companies. The CLEC group has been plagued by the drought in high-yield financing, as well as by the recent bankruptcy and disposition of GST Communications, which effectively broke an industry valuation benchmark. Nonetheless, we felt the sharp contraction in valuations has been overstated, and has provided us an opportunity to add to our exposure to this group.

      In the electric utility industry, we emphasized high-growth utilities that operate primarily in non-regulated businesses. One example is Duke Energy, the second largest investor-owned utility in the country. However, utilities that surged earlier this year on enthusiasm over their "hidden telecommunications assets" succumbed to the same downward volatility that pressured traditional telecom stocks.

      In June, however, conditions reversed, with traditional power producers suffering while higher-growth firms fared better. Aside from their subdued growth characteristics, another factor leading power providers lower in June was the recent climb in power rates, leading to increased calls from state legislators for capping rates. An exception to the rule was once again the diversified power producer Calpine Corp, which had another strong month as it announced further acquisitions in pursuit of its aggressive expansion program.

      With the consummation of the merger of US WEST and Qwest Communications International in sight, both stocks moved higher as investors became more enthusiastic about the resulting synergies. WorldCom Inc also had a strong finish to the period as investors showed relief that its planned merger with Sprint Corp -- and the high price WorldCom Inc would pay for it -- would apparently not come to pass given the Justice Department's objections. A number of CLECs in the portfolio also enjoyed strong performance during the period.

      While traditional power utilities can play an important defensive role in the portfolio -- as was demonstrated in recent months -- technological patterns, regulatory visibility, and other factors appear to favor communications firms as we move forward.

FUND MANAGEMENT

     The VIF-Utilities Fund is managed by Vice President Brian B. Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET, WHILE THE S&P UTILITY INDEX IS AN UNMANAGED INDEX OF UTILITIES STOCKS. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
UTILITIES FUND
89.63 COMMON STOCKS
0.50  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Lucent Technologies                                  900     $   53,325
================================================================================
14.25 TELECOMMUNICATIONS
      AT&T Corp                                          1,300         41,112
      Crown Castle International(a)                      6,300        229,950
      GTE Corp                                           2,650        164,962
      Nextel Communications Class A Shrs(a)              3,800        232,513
      Qwest Communications International(a)              5,130        254,897
      Sprint Corp                                        4,100        209,100
      Vodafone AirTouch PLC                             46,484        187,894
      VoiceStream Wireless(a)                            1,800        209,334
================================================================================
                                                                    1,529,762
74.88 UTILITIES
27.85 ELECTRIC
      AES Corp(a)                                        5,800        264,625
      Alliant Energy                                     7,870        204,620
      Ameren Corp                                          800         27,000
      Calpine Corp(a)                                    6,300        414,225
      Consolidated Edison                                3,300         97,763
      Constellation Energy Group                         5,800        188,862
      Duke Energy                                        4,326        243,878
      Florida Progress                                   1,500         70,312
      FPL Group                                          1,900         94,050
      GPU Inc                                              900         24,356
      Montana Power                                      7,600        268,375
      PG&E Corp                                          4,600        113,275
      Pinnacle West Capital                              2,300         77,913
      Reliant Energy                                     4,700        138,944
      SCANA Corp                                         7,900        190,588
      ScottishPower PLC Sponsored ADR
        Representing 4 Ord Shrs                          5,742        191,998
      TXU Corp                                           5,000        147,500
      Unicom Corp                                        6,000        232,125
================================================================================
                                                                    2,990,409
12.68 NATURAL GAS
      Coastal Corp                                       5,400        328,725
      Columbia Energy Group                              1,700        111,562
      Dynegy Inc Class A Shrs                            3,500        239,094
      Enron Corp                                         4,900        316,050
      ONEOK Inc                                          2,250         58,359
      Williams Cos                                       7,400        308,488
================================================================================
                                                                    1,362,278

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
34.35 TELEPHONE
      ALLTEL Corp                                        3,800     $  235,363
      Amdocs Ltd(a)                                      5,400        414,450
      AT&T Canada Class B Depository Receipts(a)        10,500        348,469
      BellSouth Corp                                     7,040        300,080
      Cable & Wireless PLC                               5,200         88,091
      Citizens Communications(a)                        16,800        289,800
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                       2,700        366,187
      Koninklijke KPN NV                                   800         35,928
      McLeodUSA Class A Shrs(a)                         15,900        328,931
      SBC Communications                                10,006        432,760
      Telefonica SA Sponsored ADR
        Representing 3 Ord Shrs(a)                       1,936        124,025
      Time Warner Telecom Class A Shrs(a)                3,200        206,000
      US WEST                                            3,800        325,850
      WorldCom Inc (a)                                   4,195        192,446
================================================================================
                                                                    3,688,380
        TOTAL UTILITIES                                             8,041,067
================================================================================
      TOTAL COMMON STOCKS (Cost $6,994,876)                         9,624,154
================================================================================
10.37 SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State Street
        dated 6/30/2000  due 7/3/2000 at 6.400%,
        repurchased at $1,114,594 (Collateralized
        by US Treasury Inflationary Index Bonds,
        due 4/15/2028 at 3.625%, value $1,210,241)
        (Cost $1,114,000)                           $1,114,000      1,114,000
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $8,108,876)(b)                                      $10,738,154
================================================================================

(a) Security is non-income producing.

(b) Also represents cost for income tax purposes.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                    UTILITIES
                                                                         FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $  8,108,876
================================================================================
  At Value(a)                                                    $ 10,738,154
Cash                                                                      274
Foreign Currency (Cost $113)                                              113
Receivables:
  Investment Securities Sold                                          110,221
  Fund Shares Sold                                                     74,044
  Dividends and Interest                                               15,057
Appreciation on Forward Foreign Currency Contracts                         19
Prepaid Expenses and Other Assets                                      13,371
================================================================================
TOTAL ASSETS                                                       10,951,253
================================================================================
LIABILITIES
Payable for Investment Securities Purchased                           241,475
Accrued Expenses and Other Payables                                     8,111
================================================================================
TOTAL LIABILITIES                                                     249,586
================================================================================
NET ASSETS AT VALUE                                              $ 10,701,667
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $  7,101,351
Accumulated Undistributed Net Investment Income                        66,648
Accumulated Undistributed Net Realized Gain on Investment
  Securities and Foreign Currency Transactions                        904,389
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                     2,629,279
================================================================================
NET ASSETS AT VALUE                                              $ 10,701,667
================================================================================
Shares Outstanding                                                    489,405
NET ASSET VALUE, Offering and Redemption Price per Share         $      21.87
================================================================================

(a)Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $1,114,000.

(b)The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Utilities Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                    UTILITIES
                                                                         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     76,833
Interest                                                               34,936
  Foreign Taxes Withheld                                                (414)
================================================================================
  TOTAL INCOME                                                        111,355
================================================================================
EXPENSES
Investment Advisory Fees                                               30,680
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                           13,444
Custodian Fees and Expenses                                             3,592
Directors' Fees and Expenses                                            4,655
Professional Fees and Expenses                                          8,063
Registration Fees and Expenses                                             22
Reports to Shareholders                                                12,119
Other Expenses                                                            469
================================================================================
  TOTAL EXPENSES                                                       75,544
  Fees and Expenses Absorbed by Investment Adviser                   (12,949)
  Fees and Expenses Paid Indirectly                                   (3,527)
================================================================================
     NET EXPENSES                                                      59,068
================================================================================
NET INVESTMENT INCOME                                                  52,287
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                               416,960
  Foreign Currency Transactions                                       (6,873)
================================================================================
     Total Net Realized Gain                                          410,087
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                             (104,012)
  Foreign Currency Transactions                                         5,521
================================================================================
     Total Net Depreciation                                          (98,491)
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                       311,596
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    363,883
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

UTILITIES FUND

                                                    SIX MONTHS           YEAR
                                                         ENDED          ENDED
                                                       JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                          2000           1999
                                                     UNAUDITED
OPERATIONS
Net Investment Income                              $    52,287    $    94,983
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                    410,087        497,581
Change in Net Appreciation (Depreciation)
  of Investment Securities and
  Foreign Currency Transactions                       (98,491)        789,412
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS             363,883      1,381,976
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0       (85,148)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        2,038,368      3,712,650
Reinvestment of Distributions                                0         85,148
================================================================================
                                                     2,038,368      3,797,798
Amounts Paid for Repurchases of Shares               (837,766)    (2,950,097)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                            1,200,602        847,701
================================================================================
TOTAL INCREASE IN NET ASSETS                         1,564,485      2,144,529
NET ASSETS
Beginning of Period                                  9,137,182      6,992,653
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  of $66,648 and $14,361, respectively)            $10,701,667    $ 9,137,182
================================================================================

           ---------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             90,317        192,791
Shares Issued from Reinvestment of Distributions             0          4,301
================================================================================
                                                        90,317        197,092
Shares Repurchased                                    (36,629)      (154,740)
================================================================================
NET INCREASE IN FUND SHARES                             53,688         42,352
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund, Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund (the "Fund", presented herein). The investment objective of the Fund is to seek capital appreciation and income through investments in a specific business sectors. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.60% on the first $500 million of average net assets; reduced to 0.55% on the next $500 million of average net assets; reduced to 0.45% of average net assets in excess of $1 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.015% of average net assets plus, effective July 8, 1998, an additional amount computed at an annual rate of 0.25% of new assets (the "Incremental Fees") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $2,843,211 and $2,024,843, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $2,916,936 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $287,658, resulting in net appreciation of $2,629,278.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations were $71. Unfunded accrued pension costs of $0 and pension liability of $309 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, there were no such borrowings and/or lendings.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

UTILITIES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 SIX MONTHS
                                                                      ENDED
                                                                    JUNE 30                YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                                       2000     1999     1998     1997     1996      1995
                                                                  UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period                                $20.97   $17.78   $14.40   $11.95   $10.84    $10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.10     0.22     0.25     0.31     0.13      0.07
Net Gains on Securities
  (Both Realized and Unrealized)                                       0.80     3.17     3.41     2.48     1.26      0.84
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       0.90     3.39     3.66     2.79     1.39      0.91
===========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                   0.00     0.20     0.24     0.29     0.13      0.07
In Excess of Net Investment Income                                     0.00     0.00     0.00     0.00     0.01      0.00
Distributions from Capital Gains                                       0.00     0.00     0.03     0.05     0.14      0.00
In Excess of Net Realized Gains                                        0.00     0.00     0.01     0.00     0.00      0.00
===========================================================================================================================
TOTAL DISTRIBUTIONS                                                    0.00     0.20     0.28     0.34     0.28      0.07
===========================================================================================================================
Net Asset Value--End of Period                                       $21.87   $20.97   $17.78   $14.40   $11.95    $10.84
===========================================================================================================================

TOTAL RETURN(a)                                                    4.29%(b)   19.13%   25.48%   23.41%   12.76%     9.08%

RATIOS
Net Assets-- End of Period ($000 Omitted)                           $10,702   $9,137   $6,993   $4,588   $2,660      $290
Ratio of Expenses to Average Net Assets(c)(d)                      0.61%(b)    1.20%    1.08%    0.99%    1.16%     1.80%
Ratio of Net Investment Income to Average Net Assets(c)            0.51%(b)    1.15%    1.73%    2.92%    2.92%     2.47%
Portfolio Turnover Rate                                              22%(b)      40%      35%      33%      48%       24%

(a) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(b) Based on operations for the period shown and, accordingly, are not representative of a full year.

(c) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000 and years ended December 31, 1999, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.74%, 1.53%, 1.60%, 2.07%, 5.36% and 57.13% respectively, and ratio of net investment income (loss) to average net assets would have been 0.38%, 0.82%, 1.21%, 1.84%, (1.28%) and (52.86%), respectively.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS (R)



















[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



Printed on recycled paper.

S94 9195 8/00

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS
SEMIANNUAL REPORT

MUTUAL FUNDS SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-DYNAMICS FUND
VIF-FINANCIAL SERVICES FUND
VIF-HEALTH SCIENCES FUND
VIF-TECHNOLOGY FUND
VIF-TELECOMMUNICATIONS FUND










                                      SEMI
                                     ANNUAL












SEMIANNUAL REPORT | June 30, 2000   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

      Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

      Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

      These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and Attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

      The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The line graphs on the following pages illustrate, for the periods from inception through 6/30/00, the value of a $10,000 investment in each fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-DYNAMICS FUND

--------------------------------------------
               VIF-DYNAMICS FUND
          AVERAGE ANNUAL TOTAL RETURN
               AS OF 6/30/00 (1)

1 year                              46.96%
--------------------------------------------
Since inception (8/97)              31.51%
--------------------------------------------

      For the six-month period ended June 30, 2000, the value of your shares rose 13.65%. This is comparable to the return of the S&P MidCap 400 Index, which rose 9.06% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      After two months of downward pressure, the markets recovered in June, gaining back some ground lost earlier in the quarter. Inflation concerns led to the period's volatility, spawned by a series of higher reported inflation figures as well as the central bank's negative statements at its May meeting, when it raised short-term interest rates 50 basis points. The June producer and consumer inflation figures showed moderating inflation following the earlier oil price surge, followed by June's purchasing managers' prices paid index, which declined for the third month in a row. As a result, equity markets recovered somewhat, with the Nasdaq Composite up strongly after a dramatic pullback that reached bottom in late May.

     The fund's investments in three of the economy's fastest-growing segments -- biotechnology, technology and communications -- hurt our performance in April and May, but provided a positive tailwind as the market appeared to right itself in June. Inflation scares, a federal ruling against Microsoft Corp, and other factors caused investors to flee many higher-priced companies. Still, business fundamentals remained quite strong for many of these leading firms.

      The fund's investments in smaller technology stocks were hit particularly hard in the market downdraft. Peregrine Systems, which markets infrastructure management software, confused Wall Street by merging with Harbinger Corp, a marketer of business-to-business e-commerce software. Redback Networks, a maker of networking systems, and Gemstar International Group Ltd, a developer of electronic program guides, also gave ground as investors became more focused on current earnings rather than future growth.

GRAPH:      VIF-DYNAMICS FUND
            TOTAL RETURN SINCE INCEPTION VS S&P MIDCAP 400 INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through June 30, 2000.

      But many of these same technology and biotechnology stocks proved particularly strong in June. Two of our top-performing networking stocks included Extreme Networks and Redback Networks. Software firms Vignette Corp and Art Technology Group also performed well, based on evidence that large enterprises are stepping up investment in Web-based software. These mid-cap companies have been more aggressive than larger rivals in serving the needs of companies adapting to the Internet. Our biotechnology holdings also gained ground in June, with Human Genome Sciences, Celgene Corp, and Abgenix Inc all moving higher.

      On the other hand, our energy holdings, which provided some welcome returns to the fund during the technology sector retreat, lost ground at the end of the period. Still, we remain enthusiastic about the prospects for service firms, in particular, which should enjoy real growth prospects as oil and gas producers scramble to add reserves in response to tight supply and demand conditions.

      Going forward, we intend to maintain our focus on companies that should prosper even as the economy slows, particularly on firms that are closely involved in the digital communications "buildout." We have reduced our exposure to the retail sector, however, with our recent sale of Circuit City Stores-Circuit City Group.

FUND MANAGEMENT

     VIF-Dynamics Fund is managed by INVESCO Chief Investment Officer Timothy J. Miller and Vice President Thomas R. Wald. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

     Thomas R. Wald assumed responsibilities of co-manager in 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO in 1997, Tom was the senior health care analyst at Munder Capital Management.

VIF-FINANCIAL SERVICES FUND

------------------------------------
     VIF-FINANCIAL SERVICES FUND
       CUMULATIVE TOTAL RETURN
            AS OF 6/30/00 (1)

Since inception (9/99)      10.80%
------------------------------------

     For the six-month period ended June 30, 2000, the value of your shares fell 0.18%. This is comparable to the return of both the S&P 500 Index, which fell 0.43% during the same period, and the S&P Financials Index, which fell 0.50%. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Financial services stocks struggled in recent months against lingering interest rate fears and renewed credit concerns. The threat of higher interest rates dominated investor attention in the first half of the quarter, but eased later in the period amid signs of slowing economic growth and the Federal Reserve's decision to leave rates unchanged in June. By quarter-end, investor focus shifted from interest rate risk to credit concerns, after several large banks warned of potential problems. On a positive note, several beaten-down financial services stocks received renewed attention from investors seeking attractively priced stocks with solid growth potential.

      The fund outperformed both the overall market and the S&P 500 Financials Index in recent months, supported by our focus on high-growth financial services companies. One top-performer was Bank of New York, a leading provider of back-office processing. This business provides the bank with a promising avenue of growth that is less vulnerable to credit and interest rate concerns. Our results also benefited for our exposure to multi-line insurance companies, such as American International Group (AIG), which gained support from firming prices and easing interest rate concerns. We added to our weighting in this area.

GRAPH:      VIF-FINANCIAL SERVICES FUND
            TOTAL RETURN SINCE INCEPTION VS S&P 500 INDEX
            AND S&P FINANCIALS INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Financial Services Fund to the value of a $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the S&P Financials Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/99) through June 30, 2000.

      We also benefited from our lack of exposure to e-finance companies, which declined in tandem with technology stocks and were the weakest performing shares in recent months.

      Going forward, we caution that financial services stocks could remain volatile as investors wait to see if the economy truly achieves the desired "soft landing." However, our strategy in this environment remains the same. We remain diversified across subsectors within the financial services industry, focusing on the market leaders.

FUND MANAGEMENT

      The VIF-Financial Services Fund is managed by Jeffrey G. Morris. Prior to joining INVESCO Funds Group, Jeff worked at Norwest Mortgage. He received his BS degree in Business Administration, with concentrations in finance and real estate, from Colorado State University and his MS in Finance from the University of Colorado - Denver. A Chartered Financial Analyst, Jeff began his investment career in 1991.

VIF-HEALTH SCIENCES FUND

-------------------------------------
     VIF-HEALTH SCIENCES FUND
   AVERAGE ANNUAL TOTAL RETURN
         AS OF 6/30/00 (1)

1 year                     30.15%
-------------------------------------
Since inception (5/97)     24.30%
-------------------------------------

      For the six-month period ended June 30, 2000, the value of your shares rose 18.91%. This is comparable to the return of the S&P 500 Index, which fell 0.43% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      After a very strong first quarter, performance by health sciences stocks was mixed in the second quarter. During the first half of the period, heightened inflation and interest rate fears led investors to favor traditional pharmaceutical companies for their predictable earnings growth and lower valuations. Biotechnology shares, on the other hand, fell out of favor as rising interest rates called into question their high valuations. But easing inflation fears and new product launches sparked a renewed biotech rally in June that gained fuel from euphoria over the mapping of the human genome -- an advance that promises to accelerate discovery of new treatments for a variety of diseases.

      The fund handily outperformed the S&P 500 Index in the second quarter, supported by sizable gains in many of our biotechnology shares. We took advantage of the sell-off in high valuation shares early in the quarter to add to our holdings in promising biotech companies. Our approach paid off, and many of these companies surged to new highs in June. One standout was Genentech Inc. The company's new blood thinner, TNKase, was recently approved by the U.S. Food & Drug Administration, and promises to simplify the treatment of heart attacks. Genentech represents what we look for in our biotech exposure -- well-managed companies that are already profitable or have drugs in late-stage trials.

GRAPH:      VIF-HEALTH SCIENCES FUND
            TOTAL RETURN SINCE INCEPTION VS S&P 500 INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through June 30, 2000.

      While our traditional pharmaceutical exposure provided a haven from market volatility early in the period, we took profits on a number of these positions later in the period, scaling back our traditional drug exposure. This decision reflects our concerns over regulatory uncertainty, a lack of new products in the pipeline, and expiring patents on a number of blockbuster drugs. Nonetheless, a select few pharmaceutical companies offer such strong earnings potential that they remain cornerstones of the portfolio. For example, one of our largest positions is Pfizer Inc, which just completed its merger with Warner-Lambert Co. The combined company should deliver powerful synergies in research and marketing.

      Additionally, we also maintained a light weighting in the medical equipment and health care services areas, due to our concerns over competitive pressures and Medicare reform -- a hot issue that should receive even greater publicity during this election year.

FUND MANAGEMENT

      VIF-Health Sciences Portfolio is managed by INVESCO Funds Group Senior Vice President and Director of Research John R. Schroer, a Chartered Financial Analyst. He started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

VIF-TECHNOLOGY FUND

------------------------------------
       VIF-TECHNOLOGY FUND
   AVERAGE ANNUAL TOTAL RETURN
        AS OF 6/30/00 (1)

1 year                     110.80%
------------------------------------
Since inception (5/97)      60.03%
-------------------------------------

      For the six-month period ended June 30, 2000, the value of your shares rose 15.65%. This is comparable to the return of the S&P 500 Index, which fell 0.43% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Technology stocks suffered a dramatic pullback earlier this year, driven by worries over higher interest rates and other factors. We believed, however, that the decline did not derive from a change in fundamentals, but rather was a valuation-induced phenomenon. Many argued that this valuation adjustment has been long overdue, given the rise in interest rates over the past year, coupled with the lofty valuations investors bestowed on technology stocks. Indeed, the big surprise may be that it took so long for tech stocks to fall to lower levels.

      Many leading stocks staged a dramatic rebound in June, however, after selling off to relatively bargain levels in April and May. Investors were cheered that the Federal Reserve remained on the sidelines and left interest rates unchanged, as more evidence of slower economic growth became apparent. This improved the valuation underpinning for tech stocks, although many are still fairly expensive. Despite sharp upward moves in many tech stocks, investors appear to be more selective in their technology holdings. We believe that the more speculative technology and Internet stocks are unlikely to recover to old highs as the market's willingness to extend capital to such ventures has been reduced dramatically.

      The fund picked up where it left off at the end of May and extended gains as the market for technology stocks continued to improve. The fund rose dramatically during June as investors returned to the market leaders first -- the lion's share of the assets in the fund. The market has more recently broadened out, and investors have placed more confidence in the rally.

      We remain cautiously optimistic that the market for technology stocks has seen the worst. While we are confident that our companies will show strong growth in the soon-to-be-reported second quarter earnings period, the increase in negative pre-announcements seen thus far suggests a somewhat more difficult environment. If the economy is indeed slowing, the slowdown will be felt in demand for some technology products, and may increase the risk of earnings disappointments. This would suggest a narrowing of the market, and the fund could become more concentrated as we shift more toward quality/leadership companies. We expect that recent high levels of volatility will persist, given the continued high valuations and psychological cross-currents in the marketplace among technology investors.

GRAPH:      VIF-TECHNOLOGY FUND
            TOTAL RETURN SINCE INCEPTION VS S&P 500 INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Technology Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through June 30, 2000.

FUND MANAGEMENT

      Senior  Vice  President  and  Director  of Sector  Management  William  R.
Keithler, a Chartered Financial Analyst with 15 years experience in the investment industry, is portfolio manager for VIF-Technology Fund. Bill has an MS from the University of Wisconsin-Madison, and BS from Webster College. An INVESCO portfolio manager from 1986 to 1993, Bill returned to INVESCO Funds Group in 1998 after serving as vice president and portfolio manager with Berger Associates.

VIF-TELECOMMUNICATIONS FUND

--------------------------------------
     VIF-TELECOMMUNICATIONS FUND
        CUMULATIVE TOTAL RETURN
            AS OF 6/30/00 (1)

Since inception (9/99)        82.30%
--------------------------------------

      For the six-month period ended June 30, 2000, the value of your shares rose 10.82%. This is comparable to the return of the S&P 500 Index, which fell 0.43% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Telecommunications stocks came under heavy pressure beginning in late March as investors re-examined valuations in light of Federal Reserve tightening and other factors. But many of these same stocks came charging back in June as high-growth, higher-risk issues enjoyed a broad recovery.

  Among the hardest hit telecommunications stocks were competitive local exchange carriers (CLECs), telephone service providers that compete with the regional Bell operating companies. Not only have many of these companies found it difficult to raise financing in a challenging high-yield market, but the group received a psychological blow in May when GST Communications, a CLEC in the western United States, declared bankruptcy. Equipment stocks, mainly by virtue of their very steep valuations, also fared poorly at the beginning of the second quarter.

      The fund's equipment stocks performed well in June after three difficult months. Redback Networks was particularly strong, driven ahead in part by the company's signing up of an important customer. Juniper Networks and Nortel Networks also moved higher as the companies announced a partnership to sell Juniper's Internet routers. The industry conference Supercomm early in the month generated excitement in the sector generally, helping to lift many leading-edge companies.

GRAPH:      VIF-TELECOMMUNICATIONS FUND
            TOTAL RETURN SINCE INCEPTION VS S&P 500 INDEX
            AND MSCI-EAFE INDEX

            This line graph compares the value of a $10,000 investment in INVESCO VIF-Telecommunications Fund to the value of a $10,000 investment in the S&P 500 Index and the value of a $10,000 investment in the MSCI-EAFE Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/99) through June 30, 2000.

      For the most part, the fund's service providers also fared well in recent weeks. With the consummation of the merger of US WEST and Qwest Communications International in sight, both stocks moved higher as investors became more enthusiastic about the resulting synergies. The fund's domestic wireless stocks performed well due to indications of strong subscriber growth, and increased takeover speculation following the collapse of the Sprint Corp/ WorldCom Inc merger -- and speculation that WorldCom might now look elsewhere. Overall, however, wireless stocks suffered. Investors worried that subscriber growth appeared to be plateauing in some of the most developed markets, such as France. Additionally, the end of the handset subsidy in Korea and the residue of costly spectrum auctions made the future murkier for wireless firms.

      With valuations throughout much of the sector still very high, we would not be surprised to see volatility continue. Still, fundamentals remain very positive for most companies, as do the growth opportunities posed by technology, deregulation, and globalization. Going forward, we plan to maintain our focus on equipment firms, with a secondary emphasis on carriers leveraging technology to seize market share. We have recently reduced our weighting in satellite firms, given signs that subscriber growth is slowing.

FUND MANAGEMENT

     The  VIF-Telecommunications  Fund is  managed  by Vice  President  Brian B.
Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.


(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. TOTAL RETURN DOES NOT REFLECT CHARGES FOR INSURANCE OR OTHER CHARGES IMPOSED BY INSURANCE COMPANIES.

(2) THE S&P MIDCAP 400 IS AN UNMANAGED INDEX INDICATIVE OF DOMESTIC MID-CAPITALIZATION STOCKS. THE S&P 500 IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE S&P FINANCIALS INDEX IS AN UNMANAGED INDEX OF FINANCIAL SERVICES STOCKS. THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX DESIGNED TO MEASURE THE OVERALL CONDITIONS OF OVERSEAS MARKETS.

SECTOR FUNDS MAY BE MORE VOLATILE THAN DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                            COUNTRY  SHARES OR
                                            CODE IF   PRICIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
90.53 COMMON STOCKS
0.38  BANKS
      Northern Trust                                     8,280     $  538,717
================================================================================
7.92  BIOTECHNOLOGY-- HEALTH CARE
      Abgenix Inc(a)                                    11,800      1,414,341
      Affymetrix Inc(a)                                  7,850      1,296,231
      Celgene Corp(a)                                   26,150      1,539,581
      COR Therapeutics(a)                               17,400      1,484,437
      ImClone Systems(a)                                11,925        911,517
      Medarex Inc(a)                                     5,600        473,200
      MedImmune Inc(a)                                  18,100      1,339,400
      Protein Design Labs(a)                             9,400      1,550,559
      Sepracor Inc(a)                                   10,100      1,218,313
================================================================================
                                                                   11,227,579
3.35  BROADCASTING
      AMFM Inc(a)                                       14,150        976,350
      Citadel Communications(a)                          9,550        333,653
      EchoStar Communications Class A Shrs(a)           34,380      1,138,300
      Entercom Communications(a)                        17,000        828,750
      General Motors Class H Shrs(a)                     7,300        640,575
      Hispanic Broadcasting(a)                          12,440        412,075
      Westwood One(a)                                   12,300        419,738
================================================================================
                                                                    4,749,441
1.53  CABLE
      CableVision Systems Class A Shrs(a)               13,970        948,214
      NTL Inc(a)                                         6,987        418,347
      USA Networks(a)                                   36,820        796,233
================================================================================
                                                                    2,162,794
3.07  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                      8,865      1,477,685
      Comverse Technology(a)                            12,900      1,199,700
      Copper Mountain Networks(a)                        5,300        467,062
      E-Tek Dynamics(a)                                  3,800      1,002,488
      Metasolv Software(a)                               4,700        206,800
================================================================================
                                                                    4,353,735
18.01 COMPUTER RELATED
      Adobe Systems                                      7,700      1,001,000
      Art Technology Group(a)                           17,100      1,726,031
      BEA Systems(a)                                    19,600        968,975
      BroadVision Inc(a)                                20,620      1,047,754
      Brocade Communications Systems(a)                 10,280      1,886,219
      Entrust Technologies(a)                            7,400        612,350
      Exodus Communications(a)                          28,160      1,297,120
      Extreme Networks(a)                                8,180        862,990
      InfoSpace Inc(a)                                  12,600        696,150
      Inktomi Corp(a)                                    9,350      1,105,637
                                            COUNTRY  SHARES OR
                                            CODE IF   PRICIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
      Internap Network Services(a)                      13,790     $  572,500
      Intuit Inc(a)                                     12,120        501,465
      i2 Technologies(a)                                11,745      1,224,600
      Macromedia Inc(a)                                  6,400        618,800
      Mercury Interactive(a)                            14,520      1,404,810
      Network Appliance(a)                              15,380      1,238,090
      Peregrine Systems(a)                              24,800        860,250
      Portal Software(a)                                12,300        785,663
      RealNetworks Inc(a)                               11,000        556,188
      Redback Networks(a)                               11,460      2,039,880
      Siebel Systems(a)                                 14,070      2,301,324
      Software.com Inc(a)                                  900        116,888
      Symantec Corp(a)                                  11,050        596,009
      TIBCO Software(a)                                  3,000        321,703
      Vignette Corp(a)                                  14,600        759,428
      Vitria Technology(a)                               7,100        433,988
================================================================================
                                                                   25,535,812
2.72  ELECTRICAL EQUIPMENT
      Flextronics International Ltd(a)                  17,240      1,184,173
      Jabil Circuit(a)                                   8,540        423,797
      Molex Inc                                         20,037        964,281
      Sanmina Corp(a)                                   15,060      1,287,630
================================================================================
                                                                    3,859,881
11.05 ELECTRONICS--SEMICONDUCTOR
      Altera Corp(a)                                    11,390      1,161,068
      Applied Micro Circuits(a)                         10,900      1,076,375
      Conexant Systems(a)                                8,660        421,092
      Linear Technology                                 15,480        989,752
      LSI Logic(a)                                      21,180      1,146,367
      Maxim Integrated Products(a)                      19,860      1,349,239
      Microchip Technology(a)                           13,570        790,665
      PMC-Sierra Inc(a)                                 10,440      1,855,058
      RF Micro Devices(a)                               10,190        892,899
      SDL Inc(a)                                         8,460      2,412,686
      TranSwitch Corp(a)                                15,200      1,173,250
      Vitesse Semiconductor(a)                          10,820        795,946
      Xilinx Inc(a)                                     19,490      1,609,143
================================================================================
                                                                   15,673,540
0.71  ENTERTAINMENT
      Gemstar International Group Ltd(a)                16,440      1,010,289
================================================================================
0.90  EQUIPMENT--SEMICONDUCTOR
      KLA-Tencor Corp(a)                                10,230        599,094
      Novellus Systems(a)                                3,600        203,625
      Teradyne Inc(a)                                    6,510        478,485
================================================================================
                                                                    1,281,204
1.33  FINANCIAL
      Ambac Financial Group                             13,000        712,562
      Edwards (AG) Inc                                  14,400        561,600
      Providian Financial                                6,800        612,000
================================================================================
                                                                    1,886,162
1.66  GAMING
      Harrah's Entertainment(a)                         57,940      1,213,119
      MGM Grand                                         35,420      1,137,867
================================================================================
                                                                    2,350,986
                                            COUNTRY  SHARES OR
                                            CODE IF   PRICIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
7.57  HEALTH CARE DRUGS--PHARMACEUTICALS
      Allergan Inc                                      18,400   $  1,370,800
      ALZA Corp(a)                                      25,100      1,484,037
      Forest Laboratories(a)                            25,950      2,620,950
      Human Genome Sciences(a)                           9,200      1,227,050
      ICN Pharmaceuticals                               16,400        456,125
      Inhale Therapeutic Systems(a)                     12,700      1,288,653
      IVAX Corp                                         18,400        763,600
      Millennium Pharmaceuticals(a)                     13,640      1,525,975
================================================================================
                                                                   10,737,190
0.50  HEALTH CARE RELATED
      PE Corp-PE Biosystems Group                       10,800        711,450
================================================================================
1.74  INVESTMENT BANK/BROKER FIRM
      Paine Webber Group                                 8,900        404,950
      Price (T Rowe) Associates                         14,200        603,500
      Waddell & Reed Financial
        Class A Shrs                                    23,513        771,520
        Class B Shrs                                    23,429        680,905
================================================================================
                                                                    2,460,875
10.22 OIL & GAS RELATED
      Anadarko Petroleum                                13,120        646,980
      Apache Corp                                       23,765      1,397,679
      BJ Services(a)                                    19,250      1,203,125
      Canadian Natural Resources(a)                      9,700        281,501
      Coflexip SA Sponsored ADR Representing
        1/2 Ord Shr                                      5,700        344,850
      Cooper Cameron(a)                                 19,575      1,291,950
      Diamond Offshore Drilling                          7,900        277,487
      ENSCO International                               13,900        497,794
      EOG Resources                                      3,000        100,500
      Global Industries Ltd(a)                          12,760        240,845
      Global Marine(a)                                  19,850        559,522
      Grant Prideco(a)                                  22,090        552,250
      Kerr-McGee Corp                                    5,350        315,316
      Nabors Industries(a)                              25,025      1,040,102
      Noble Drilling(a)                                 28,490      1,173,432
      Santa Fe International                            35,880      1,253,558
      Smith International(a)                            19,150      1,394,359
      Transocean Sedco Forex                             7,700        411,469
      Varco International(a)                            12,286        285,650
      Vastar Resources                                   2,650        217,631
      Weatherford International(a)                      25,290      1,006,858
================================================================================
                                                                   14,492,858
0.21  PERSONAL CARE
      Estee Lauder Class A Shrs                          6,020        297,614
================================================================================
0.81  PUBLISHING
      New York Times Class A Shrs                       11,730        463,335
      Valassis Communications(a)                        17,640        672,525
================================================================================
                                                                    1,135,860
0.75  RAILROADS
      Kansas City Southern Industries                   11,900      1,055,381
================================================================================
                                            COUNTRY  SHARES OR
                                            CODE IF   PRICIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
1.38  RETAIL
      Best Buy(a)                                        6,250   $    395,312
      Kohl's Corp(a)                                    19,100      1,062,437
      RadioShack Corp                                   10,390        492,226
================================================================================
                                                                    1,949,975
8.96  SERVICES
      Ariba Inc(a)                                      11,000      1,078,516
      Computer Sciences(a)                               3,750        280,078
      CSG Systems International(a)                      15,300        857,756
      DoubleClick Inc(a)                                12,650        482,281
      Go2Net Inc(a)                                      9,580        481,994
      Lamar Advertising Class A Shrs(a)                  6,300        272,869
      Omnicom Group                                      9,930        884,391
      Palm Inc(a)                                        3,900        130,163
      Paychex Inc                                       33,075      1,389,150
      Proxicom Inc(a)                                   13,900        665,463
      Robert Half International(a)                      19,200        547,200
      Safeguard Scientifics(a)                           7,500        240,469
      Sapient Corp(a)                                    6,580        703,649
      SEI Investments                                    8,560        340,795
      SunGard Data Systems(a)                           11,300        350,300
      TMP Worldwide(a)                                  16,700      1,232,669
      VeriSign Inc(a)                                    9,360      1,652,040
      WPP Group PLC                                     34,340        501,678
      Young & Rubicam                                   10,820        618,769
================================================================================
                                                                   12,710,230
1.25  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Crown Castle International(a)                     15,220        555,530
      VoiceStream Wireless(a)                            5,610        652,425
      Western Wireless Class A Shrs(a)                  10,380        565,710
================================================================================
                                                                    1,773,665
1.21  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom(a)                             12,150        777,600
      ITC DeltaCom(a)                                    7,450        166,228
      Nextel Partners Class A Shrs(a)                   21,100        687,069
      Viatel Inc(a)                                      3,100         88,544
================================================================================
                                                                    1,719,441
3.30  TELEPHONE
      Amdocs Ltd(a)                                     19,250      1,477,438
      AT&T Canada Class B Depository Receipts(a)        14,430        478,896
      Citizens Communications Class B Shrs(a)           24,900        429,525
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                       5,320        721,525
      McLeodUSA Inc Class A Shrs(a)                     40,780        843,636
      RCN Corp(a)                                        7,100        180,163
      Time Warner Telecom Class A Shrs(a)                8,600        553,625
================================================================================
                                                                    4,684,808
      TOTAL COMMON STOCKS (Cost $112,312,460)                     128,359,487
================================================================================
9.47  SHORT-TERM INVESTMENTS
4.73  COMMERCIAL PAPER
4.73  CONSUMER FINANCE
      Ford Motor Credit, 6.720%, 7/3/2000
        (Cost $6,700,000)                           $6,700,000      6,700,000
================================================================================

                                                     COUNTRY  SHARES OR
                                                     CODE IF   PRICIPAL
%     DESCRIPTION                                    NON US      AMOUNT          VALUE
----------------------------------------------------------------------------------------
4.74  REPURCHASE AGREEMENTS
      Repurchase  Agreement with State
        Street dated 6/30/2000 due
        7/3/2000 at 6.400%, repurchased
        at $6,730,588 (Collateralized by
        US Treasury Inflationary Index
        Bonds, due 2/15/2026 at 6.000%,
        value $6,848,542) (Cost $6,727,000)                  $6,727,000   $  6,727,000
========================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $13,427,000)                       13,427,000
========================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $125,739,460)
        (Cost for Income Tax Purposes $126,162,434)                       $141,786,487
========================================================================================

FINANCIAL SERVICES FUND
99.11 COMMON STOCKS
33.19 BANKS
      Banco Bilbao Vizcaya Argentaria SA
        Registered Shrs                                          27,700     $  415,558
      Bank of New York                                           68,775      3,198,037
      Chase Manhattan                                            44,900      2,068,206
      City National                                              15,600        553,800
      Egg PLC(a)                                                350,000        911,368
      Fifth Third Bancorp                                        37,950      2,400,337
      Firstar Corp                                               70,340      1,481,536
      FleetBoston Financial                                      56,500      1,921,000
      Morgan (JP) & Co                                            5,200        572,650
      Northern Trust                                             26,100      1,698,131
      Royal Bank of Canada                                       13,100        677,106
      State Street                                               20,700      2,195,494
      Toronto-Dominion Bank                                      53,200      1,293,425
      Wells Fargo & Co                                           76,350      2,958,563
========================================================================================
                                                                            22,345,211
5.30  CONSUMER FINANCE
      American Express                                           55,250      2,879,906
      Countrywide Credit Industries                              22,700        688,094
========================================================================================
                                                                             3,568,000
19.63 FINANCIAL
      Associates First Capital Class A Shrs                      78,700      1,755,994
      Capital One Financial                                      58,900      2,628,412
      Citigroup Inc                                              51,880      3,125,770
      Fannie Mae                                                 24,600      1,283,812
      Freddie Mac                                                51,850      2,099,925
      John Nuveen Class A Shrs                                    5,000        209,688
      NOVA Corp(a)                                               22,100        617,419
      Providian Financial                                        16,640      1,497,600
========================================================================================
                                                                            13,218,620
19.06 INSURANCE
      ACE Ltd                                                    35,600        996,800
      AFLAC Inc                                                  44,200      2,030,438
      American International Group                               15,100      1,774,250
      AXA Financial                                              21,900        744,600
      Hartford Financial Services Group                          37,100      2,075,281
      John Hancock Financial Services(a)                         72,200      1,710,237
      Nationwide Financial Services Class A Shrs                 25,900        851,463
      Radian Group                                               31,800      1,645,650
      St Paul Cos                                                29,300        999,863
========================================================================================
                                                                            12,828,582

                                            COUNTRY  SHARES OR
                                            CODE IF   PRICIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
4.63  INSURANCE BROKERS
      Marsh & McLennan                                  29,860   $  3,118,504
================================================================================
11.39 INVESTMENT BANK/BROKER FIRM
      Federated Investors Class B Shrs                  17,600        617,100
      Gallagher (Arthur J) & Co                         20,000        840,000
      Goldman Sachs Group                                  500         47,438
      Lehman Brothers Holdings                           2,100        198,581
      Morgan Stanley Dean Witter & Co                   21,000      1,748,250
      Paine Webber Group                                41,800      1,901,900
      Price (T Rowe) Associates                          5,000        212,500
      Schwab (Charles) Corp                             14,850        499,331
      Waddell & Reed Financial
        Class A Shrs                                    14,400        472,500
        Class B Shrs                                    38,900      1,130,531
================================================================================
                                                                    7,668,131
3.39  RAILROADS
      Kansas City Southern Industries                   25,700      2,279,269
================================================================================
2.52  SAVINGS & LOAN
      Charter One Financial                             73,800      1,697,400
================================================================================
      TOTAL COMMON STOCKS (Cost $64,234,945)                       66,723,717
================================================================================
0.89  SHORT-TERM INVESTMENTS--REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 6/30/2000 due 7/3/2000 at 6.400%,
        repurchased at $602,321 (Collateralized
        by US Treasury Inflationary Index Bonds,
        due 4/15/2028 at 3.625%, value $655,971)
        (Cost $602,000)                              $ 602,000        602,000
================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $64,836,945)
        (Cost for Income Tax Purposes $66,401,439)               $ 67,325,717
================================================================================

HEALTH SCIENCES FUND
71.00 COMMON STOCKS
1.09  BIOTECHNOLOGY
      Vertex Pharmaceuticals(a)                         15,100     $1,591,163
================================================================================
28.98 BIOTECHNOLOGY--HEALTH CARE
      Abgenix Inc(a)                                    28,720      3,442,361
      Affymetrix Inc(a)                                  5,500        908,187
      Alexion Pharmaceuticals(a)                        20,860      1,491,490
      Amgen Inc(a)                                      58,000      4,074,500
      Amylin Pharmaceuticals(a)                          8,000        121,500
      Biogen Inc(a)                                     34,700      2,238,150
      Celgene Corp(a)                                    8,400        494,550
      Cell Therapeutics(a)                              20,200        618,625
      Celltech Group PLC(a)                              8,326        161,341
      Collateral Therapeutics(a)                           300          7,608
      COR Therapeutics(a)                               30,260      2,581,556
      Creative BioMolecules(a)                          32,640        456,960
      Cubist Pharmaceuticals(a)                         18,840        927,870
      Genentech Inc(a)                                  34,710      5,970,120
      Gilead Sciences(a)                                15,400      1,095,325
      IDEC Pharmaceuticals(a)                           33,210      3,895,948
      ILEX Oncology(a)                                  24,010        846,352
      ImClone Systems(a)                                29,060      2,221,274
      Medarex Inc(a)                                    21,110      1,783,795

                                            COUNTRY  SHARES OR
                                            CODE IF   PRICIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
      MedImmune Inc(a)                                  63,700   $  4,713,800
      NPS Pharmaceuticals(a)                            13,300        355,775
      Protein Design Labs(a)                            23,020      3,797,221
================================================================================
                                                                   42,204,308
2.37  ELECTRONICS--INSTRUMENTS
      Waters Corp(a)                                    27,600      3,444,825
================================================================================
34.70 HEALTH CARE DRUGS--PHARMACEUTICALS
      Alkermes Inc(a)                                   27,780      1,309,132
      Allergan Inc                                      34,310      2,556,095
      ALZA Corp(a)                                      26,130      1,544,936
      American Home Products                            38,385      2,255,119
      AmeriSource Health Class A Shrs(a)                33,100      1,026,100
      AstraZeneca Group PLC Sponsored ADR
        Representing Ord Shrs                              140          6,510
      Bristol-Myers Squibb                              70,500      4,106,625
      DUSA Pharmaceuticals(a)                           22,000        649,000
      Forest Laboratories(a)                            37,230      3,760,230
      Fujisawa Pharmaceutical Ltd                       49,800      2,019,205
      Glaxo Wellcome PLC Sponsored ADR
        Representing 2 Ord Shrs                            480        27,750
      Human Genome Sciences(a)                          22,780      3,038,283
      Inhale Therapeutic Systems(a)                     13,980      1,418,533
      IVAX Corp                                         24,700      1,025,050
      Johnson & Johnson                                 24,605      2,506,634
      Lilly (Eli) & Co                                  31,200      3,116,100
      Merck & Co                                        23,800      1,823,675
      Millennium Pharmaceuticals(a)                     23,760      2,658,150
      Pfizer Inc                                       113,876      5,466,048
      Pharmacia Corp                                    24,870      1,285,468
      QLT PhotoTherapeutics(a)                          19,600      1,515,325
      Schering AG                                       39,600      2,178,936
      Schering-Plough Corp                              47,000      2,373,500
      SmithKline Beecham PLC Sponsored ADR
        Representing 5 Ord Shrs                            415         27,053
      Takeda Chemical Industries Ltd                    11,390        749,250
      Titan Pharmaceuticals(a)                          29,010      1,247,430
      Yamanouchi Pharmaceutical Ltd                     15,330        838,908
================================================================================
                                                                   50,529,045
0.77  HEALTH CARE--SERVICES
      Edward Lifesciences(a)                            55,800      1,032,300
      First Health Group(a)                              2,400         78,750
      Mediconsult.com Inc(a)                            12,000         18,000
================================================================================
                                                                    1,129,050
3.09  MEDICAL EQUIPMENT & DEVICES
      Boston Scientific(a)                              15,200        333,450
      Guidant Corp(a)                                    7,400        366,300
      Medtronic Inc                                     26,434      1,316,744
      PE Corp-PE Biosystems Group                       26,620      1,753,593
      Pharmacopeia Inc(a)                                8,000        371,000
      Targeted Genetics(a)                              24,214        360,184
================================================================================
                                                                    4,501,271
      TOTAL COMMON STOCKS (Cost $84,481,139)                      103,399,662
================================================================================

                                                  COUNTRY    SHARES OR
                                                  CODE IF     PRICIPAL
%     DESCRIPTION                                  NON US       AMOUNT          VALUE
---------------------------------------------------------------------------------------

29.00 SHORT-TERM INVESTMENTS
21.97 COMMERCIAL PAPER
8.17  CONSUMER FINANCE
      American Express Credit, 6.750%, 7/5/2000             $6,900,000   $  6,900,000
      Ford Motor Credit, 6.720%, 7/3/2000                   $5,000,000      5,000,000
=======================================================================================
                                                                           11,900,000
9.27  FINANCIAL
      General Electric Capital Services,
        6.750%, 7/7/2000                                    $6,900,000      6,900,000
      Heller Financial, 6.900%, 7/5/2000                    $6,600,000      6,600,000
=======================================================================================
                                                                           13,500,000
4.53  INSURANCE
      Prudential Funding, 6.700%, 7/3/2000                  $6,600,000      6,600,000
=======================================================================================
        TOTAL COMMERCIAL PAPER (Cost $32,000,000)                          32,000,000
=======================================================================================
2.45  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund 6.489% (Cost $3,569,793)                3,569,793      3,569,793
=======================================================================================
4.58  REPURCHASE AGREEMENTS
      Repurchase Agreement with State
        Street dated 6/30/2000 due 7/3/2000
        at 6.400%, repurchased at $6,667,554
        (Collateralized by US Treasury
        Inflationary Index Bonds, due 4/15/2028,
        at 3.625%, value $7,210,597)
        (Cost $6,664,000)                                   $6,664,000      6,664,000
=======================================================================================
      TOTAL SHORT-TERM INVESTMENTS
        (Cost $42,233,793)                                                 42,233,793
=======================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $126,714,932)
        (Cost for Income Tax Purposes $131,883,228)                     $ 145,633,455
=======================================================================================

TECHNOLOGY FUND
89.29 COMMON STOCKS
0.34  BROADCASTING
      EchoStar Communications Class A Shrs(a)                   50,200    $ 1,662,091
=======================================================================================
11.90 COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                                 64,500      5,409,937
      CIENA Corp(a)                                             50,800      8,467,725
      E-Tek Dynamics(a)                                         25,100      6,621,694
      JDS Uniphase(a)                                           39,800      4,771,025
      Lucent Technologies                                       52,100      3,086,925
      Nokia Corp Sponsored ADR
        Representing Ord Shrs                                  146,700      7,325,831
      Nortel Networks                                           92,500      6,313,125
      Polycom Inc(a)                                            38,100      3,584,972
      Powerwave Technologies(a)                                 75,300      3,313,200
      Scientific-Atlanta Inc                                    81,700      6,086,650
      Telefonakietbolaget LM Ericsson AB
        Sponsored ADR Representing Series B Shrs               167,100      3,342,000
=======================================================================================
                                                                           58,323,084

                                            COUNTRY  SHARES OR
                                            CODE IF   PRICIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
19.22 COMPUTER SOFTWARE & SERVICE
      Art Technology Group(a)                           43,300   $  4,370,594
      BEA Systems(a)                                    99,700      4,928,919
      BroadVision Inc(a)                                78,100      3,968,456
      Check Point Software Technologies Ltd(a)          17,700      3,747,975
      InfoSpace Inc(a)                                  47,200      2,607,800
      Inktomi Corp(a)                                   25,700      3,039,025
      Internet HOLDRs Trust Depositary
        Receipts(a)(b)                                   8,400        909,300
      Intuit Inc(a)                                     54,400      2,250,800
      i2 Technologies(a)                                63,330      6,603,142
      Mercury Interactive(a)                            56,800      5,495,400
      Micromuse Inc(a)                                  18,500      3,061,461
      Microsoft Corp(a)                                 62,700      5,016,000
      National Information Consortium(a)                53,800        611,975
      Networks Associates(a)                           123,800      2,522,425
      Oracle Corp(a)                                    60,500      5,085,781
      Peregrine Systems(a)                             126,187      4,377,112
      Quest Software(a)                                 65,100      3,604,913
      Siebel Systems(a)                                 45,600      7,458,450
      SmartForce PLC Sponsored ADR
        Representing Ord Shrs(a)                       101,500      4,872,000
      SOFTBANK Corp(a)                                   7,400      1,007,136
      Software.com Inc(a)                               32,100      4,168,988
      Symantec Corp(a)                                  39,000      2,103,563
      TIBCO Software(a)                                 55,300      5,930,061
      Verio Inc(a)                                      55,200      3,062,738
      Vignette Corp(a)                                  48,350      2,514,955
      Xcelera.com Inc(a)                                25,700        873,800
================================================================================
                                                                   94,192,769
3.10  COMPUTER SYSTEMS
      Apple Computer(a)                                 60,800      3,184,400
      Brocade Communications Systems(a)                 36,600      6,715,528
      Dell Computer(a)                                 107,300      5,291,231
================================================================================
                                                                   15,191,159
1.08  COMPUTERS--HARDWARE
      Sun Microsystems(a)                               58,200      5,292,563
================================================================================
5.36  COMPUTERS--NETWORKING
      Cisco Systems(a)                                 149,300      9,489,881
      Juniper Networks(a)                               32,200      4,687,112
      MarchFirst Inc(a)                                 53,800        981,850
      Network Appliance(a)                              71,600      5,763,800
      Redback Networks(a)                               18,600      3,310,800
      Sycamore Networks(a)                              18,300      2,019,863
================================================================================
                                                                   26,253,306
2.13  COMPUTERS--PERIPHERALS
      Advanced Digital Information(a)                   40,600        647,062
      EMC Corp(a)                                       89,700      6,901,294
      Entrust Technologies(a)                           23,900      1,977,725
      SanDisk Corp(a)                                   14,900        911,694
================================================================================
                                                                   10,437,775
                                            COUNTRY  SHARES OR
                                            CODE IF   PRICIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
0.77  DISTRIBUTION
      Ingram Micro(a)                                   94,000   $  1,639,125
      Tech Data(a)                                      49,300      2,147,631
================================================================================
                                                                    3,786,756
5.14  ELECTRICAL EQUIPMENT
      Celestica Inc(a)                                  88,900      4,411,663
      Flextronics International Ltd(a)                  70,200      4,821,863
      Furukawa Electric Ltd                             42,000        879,259
      Jabil Circuit(a)                                  69,000      3,424,125
      Sanmina Corp(a)                                   69,400      5,933,700
      Solectron Corp(a)                                104,200      4,363,375
      Viasystems Group(a)                               82,100      1,328,994
================================================================================
                                                                   25,162,979
20.36 ELECTRONICS--SEMICONDUCTOR
      Altera Corp(a)                                    67,100      6,840,006
      Analog Devices(a)                                 60,800      4,620,800
      Applied Micro Circuits(a)                         41,800      4,127,750
      Atmel Corp(a)                                     76,400      2,817,250
      Broadcom Corp Class A Shrs(a)                     10,700      2,342,631
      Chartered Semiconductor Manufacturing
        Ltd ADR Representing 10 Ord Shrs(a)             30,500      2,745,000
      Conexant Systems(a)                               61,500      2,990,437
      Cypress Semiconductor(a)                          62,100      2,623,725
      Infineon Technologies AG ADR
        Representing Ord Shrs(a)                        48,100      3,811,925
      Integrated Device Technology(a)                   81,600      4,885,800
      Intel Corp                                        41,500      5,548,031
      Linear Technology                                 82,700      5,287,631
      LSI Logic(a)                                      68,100      3,685,913
      Maxim Integrated Products(a)                      88,000      5,978,500
      Microchip Technology(a)                           61,400      3,577,509
      National Semiconductor(a)                         57,000      3,234,750
      PMC-Sierra Inc(a)                                 38,900      6,912,044
      RF Micro Devices(a)                               44,500      3,899,313
      SDL Inc(a)                                        33,000      9,411,188
      Texas Instruments                                 63,600      4,368,525
      Vitesse Semiconductor(a)                          66,400      4,884,550
      Xilinx Inc(a)                                     62,900      5,193,181
================================================================================
                                                                   99,786,459
0.92  ENTERTAINMENT
      Gemstar International Group Ltd(a)                73,100      4,492,223
================================================================================
5.48  EQUIPMENT--SEMICONDUCTOR
      Applied Materials(a)                              61,500      5,573,437
      ASM Lithography Holding NV New York
        Registered Shrs(a)                             101,100      4,461,037
      Credence Systems(a)                               64,400      3,554,075
      KLA-Tencor Corp(a)                                46,000      2,693,875
      Lam Research(a)                                   40,700      1,526,250
      Novellus Systems(a)                               68,500      3,874,531
      Taiwan Semiconductor Manufacturing Ltd
        Sponsored ADR Representing 5 Ord Shrs(a)        58,466      2,265,557
      Teradyne Inc(a)                                   39,800      2,925,300
================================================================================
                                                                   26,874,062

                                                    COUNTRY    SHARES OR
                                                    CODE IF     PRICIPAL
%     DESCRIPTION                                    NON US       AMOUNT          VALUE
-----------------------------------------------------------------------------------------
0.22  INVESTMENT BANK/BROKER FIRM
      B2B Internet HOLDRs Trust(b)                                26,100   $  1,074,994
=========================================================================================
1.33  MACHINERY
      Corning Inc                                                 24,200      6,530,975
=========================================================================================
0.73  NATURAL GAS
      Enron Corp                                                  55,600      3,586,200
=========================================================================================
6.70  SERVICES
      America Online(a)                                           43,500      2,294,625
      Ariba Inc(a)                                                34,600      3,392,422
      Fiserv Inc(a)                                               81,800      3,537,850
      Mercator Software(a)                                        39,200      2,695,000
      Paychex Inc                                                 98,500      4,137,000
      Safeguard Scientifics(a)                                    49,700      1,593,506
      Sapient Corp(a)                                             34,700      3,710,731
      VeriSign Inc(a)                                             34,857      6,152,261
      VERITAS Software(a)                                         47,250      5,339,988
=========================================================================================
                                                                             32,853,383
2.34  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)                       64,700      3,958,831
      NTT DoCoMo                                                      40      1,085,015
      Proxim Inc(a)                                               21,300      2,108,035
      Telecom Italia Mobile SpA                                   57,600        590,804
      VoiceStream Wireless(a)                                     21,800      2,535,272
      Winstar Communications(a)                                   34,300      1,161,913
=========================================================================================
                                                                             11,439,870
0.24  TELECOMMUNICATIONS--LONG DISTANCE
      PSINet Inc(a)                                               47,000      1,180,875
=========================================================================================
1.93  TELEPHONE
      Amdocs Ltd(a)                                               59,680      4,580,440
      US WEST                                                     57,000      4,887,750
=========================================================================================
                                                                              9,468,190
      TOTAL COMMON STOCKS (Cost $378,900,154)                               437,589,713
=========================================================================================
10.71 SHORT-TERM INVESTMENTS
6.12  COMMERCIAL PAPER
6.12  CONSUMER FINANCE
      American Express Credit
        6.780%, 7/3/2000                                     $ 8,000,000      8,000,000
        6.780%, 7/6/2000                                     $12,000,000     12,000,000
      Ford Motor Credit, 6.710%, 7/5/2000                    $10,000,000     10,000,000
=========================================================================================
         TOTAL COMMERCIAL PAPER (Cost $30,000,000)                           30,000,000
=========================================================================================
2.68  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund 6.489%, (Cost $13,142,068)               13,142,068     13,142,068
=========================================================================================
1.91  REPURCHASE AGREEMENTS
      Repurchase Agreement with State
        Street dated 6/30/2000 due
        7/3/2000 at 6.400%, repurchased
        at $9,346,982 (Collateralized by
        US Treasury Inflationary Index
        Bonds, due 4/15/2028 at 3.625%,
        value $10,109,074) (Cost $9,342,0000)                 $9,342,000      9,342,000
=========================================================================================

                                                            COUNTRY  SHARES OR
                                                            CODE IF   PRICIPAL
%     DESCRIPTION                                            NON US     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
      TOTAL SHORT-TERM INVESTMENTS (Cost $52,142,068)                            $ 52,484,068
===============================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $431,384,222)
        (Cost for Income Tax Purposes $435,883,533)                             $ 490,073,781
===============================================================================================

TELECOMMUNICATIONS FUND
85.65 COMMON STOCKS
1.82  BROADCASTING
      EchoStar Communications Class A Shrs(a)                          110,020    $ 3,642,693
      General Motors Class H Shrs(a)                                    19,500      1,711,125
===============================================================================================
                                                                                    5,353,818
0.41  CABLE
      NTL Inc(a)                                                        20,037      1,199,715
===============================================================================================
21.18 COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                                         34,900      2,927,237
      Carrier 1 International SA ADR
        Representing 1/5 Ord Shr(a)                              SZ     46,000        534,750
      CIENA Corp(a)                                                     34,900      5,817,394
      Comverse Technology(a)                                            72,100      6,705,300
      Copper Mountain Networks(a)                                       45,300      3,992,062
      E-Tek Dynamics(a)                                                 10,800      2,849,175
      JDS Uniphase(a)                                                   49,000      5,873,875
      Lucent Technologies                                               34,500      2,044,125
      Metasolv Software(a)                                              15,700        690,800
      Metromedia Fiber Network Class A Shrs(a)                          87,080      3,455,987
      Next Level Communications(a)                                      12,700      1,089,025
      Nokia Corp Sponsored ADR
        Representing Ord Shrs                                    FI    122,620      6,123,336
      Nortel Networks                                            CA    115,840      7,906,080
      QUALCOMM Inc(a)                                                   17,840      1,070,400
      Scientific-Atlanta Inc                                            57,460      4,280,770
      Tekelec(a)                                                       110,100      5,305,444
      Telefonaktiebolaget LM Ericsson AB
        Sponsored ADR Representing
        Series B Shrs                                            SW     84,400      1,688,000
===============================================================================================
                                                                                   62,353,760
14.26 COMPUTER RELATED
      AsiaInfo Holdings(a)                                              24,100      1,076,969
      Cisco Systems(a)                                                 103,880      6,602,872
      EMC Corp(a)                                                      107,840      8,296,940
      Equant NV New York Shrs(a)                                 NL      8,640        371,520
      Exodus Communications(a)                                          53,600      2,468,950
      Foundry Networks(a)                                                7,500        828,750
      Handspring Inc(a)                                                 20,000        540,000
      Inktomi Corp(a)                                                   22,880      2,705,560
      Internap Network Services(a)                                      60,800      2,524,150
      Juniper Networks(a)                                               47,800      6,957,887
      ONI Systems(a)                                                     2,200        257,847
      Phone.com Inc(a)                                                  10,200        664,275
      Psion PLC(a)                                               UK    102,300        989,632
      QS Communications AG(a)                                    GM     28,100        279,603
      Redback Networks(a)                                               26,760      4,763,280
      Sycamore Networks(a)                                              12,700      1,401,763
      Vitria Technology(a)                                              20,100      1,228,613
===============================================================================================
                                                                                   41,958,611

                                            COUNTRY  SHARES OR
                                            CODE IF   PRICIPAL
%     DESCRIPTION                            NON US     AMOUNT          VALUE
--------------------------------------------------------------------------------
12.31 ELECTRONICS--SEMICONDUCTOR
      Applied Micro Circuits(a)                         45,280   $  4,471,400
      Broadcom Corp Class A Shrs(a)                     14,420      3,157,079
      Conexant Systems(a)                               26,260      1,276,892
      Motorola Inc                                      57,171      1,661,532
      New Focus(a)                                       2,900        238,162
      PMC-Sierra Inc(a)                          CA     43,640      7,754,283
      RF Micro Devices(a)                               29,190      2,557,774
      SDL Inc(a)                                        37,460      10,683,124
      Texas Instruments                                 21,900      1,504,256
      Vitesse Semiconductor(a)                          39,680      2,918,960
================================================================================
                                                                   36,223,462
1.69  ENTERTAINMENT
      Gemstar International Group Ltd(a)                81,020      4,978,932
================================================================================
2.12  MANUFACTURING
      Corning Inc                                       23,100      6,234,112
================================================================================
0.35  RETAIL
      RadioShack Corp                                   21,740      1,029,933
================================================================================
2.12  SERVICES
      America Online(a)                                 20,460      1,079,265
      CSG Systems International(a)                      61,830      3,466,344
      Yahoo! Inc(a)                                     13,700      1,697,088
================================================================================
                                                                    6,242,697
8.79  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Aether Systems(a)                                 10,500      2,152,500
      China Mobile Ltd(a)                        HK    351,100      3,096,497
      Crown Castle International(a)                     69,020      2,519,230
      Dobson Communications(a)                          25,000        481,250
      Leap Wireless International(a)                    19,100        897,700
      Nextel Communications Class A Shrs(a)             47,100      2,881,931
      NTT DoCoMo                                 JA        131      3,553,424
      Partner Communications Ltd ADR
        Representing Ord Shrs(a)                 IS     38,200        362,900
      Telecom Italia Mobile SpA                  IT    183,010      1,877,137
      Tritel Inc(a)                                      8,400        249,375
      Vodafone AirTouch PLC Sponsored ADR
        Representing 10 Ord Shrs                 UK    919,026      3,714,807
      VoiceStream Wireless(a)                           24,900      2,895,792
      Winstar Communications(a)                         35,240      1,193,755
================================================================================
                                                                   25,876,298
7.95  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom(a)                             51,615      3,303,360
      AT&T Corp                                         31,540        997,452
      Completel Europe NV(a)                     NL     43,100        537,104
      Global TeleSystems(a)                             59,660        719,649
      GT Group Telecom Class B Shrs(a)           CA     24,800        392,150
      ITC DeltaCom(a)                                    2,300         51,319
      KPNQwest NV Class C Shrs(a)                NL     30,200      1,196,675
      Nextel Partners Class A Shrs(a)                  213,000      6,935,813
      Nippon Telegraph & Telephone               JA        107      1,425,925
      PSINet Inc(a)                                     53,420      1,342,178
      Qwest Communications International(a)             59,530      2,957,897
      Sprint Corp                                       56,300      2,871,300
      Viatel Inc(a)                                     23,460        670,076
================================================================================
                                                                   23,400,898

                                                    COUNTRY  SHARES OR
                                                    CODE IF   PRICIPAL
%     DESCRIPTION                                    NON US     AMOUNT          VALUE
---------------------------------------------------------------------------------------
12.65 TELEPHONE
      Amdocs Ltd(a)                                             89,270   $  6,851,473
      AT&T Canada Class B Depository
        Receipts(a)                                      CA     56,020      1,859,164
      BellSouth Corp                                            42,460      1,809,857
      Cable & Wireless PLC                               UK    121,900      2,065,052
      COLT Telecom Group PLC(a)                          UK     59,700      1,988,356
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                       UK      7,620      1,033,463
      Hanaro Telecom Sponsored ADR
        Representing Ord Shrs(a)                         KS     78,100        551,581
      Illuminet Holdings(a)                                     27,300      1,388,887
      Koninklijke NV                                     NL     17,800        799,405
      McLeodUSA Inc Class A Shrs(a)                            163,650      3,385,509
      Net2000 Communications(a)                                  2,000         32,750
      NEXTLINK Communications Class A Shrs(a)                   39,400      1,494,738
      RCN Corp(a)                                               56,460      1,432,673
      SBC Communications                                        83,940      3,630,405
      Tele1 Europe Holding AB(a)                         SW     45,000        554,099
      Time Warner Telecom Class A Shrs(a)                       72,600      4,673,625
      US WEST                                                   43,000      3,687,250
=======================================================================================
                                                                           37,238,287
      TOTAL COMMON STOCKS (Cost $232,274,570)                             252,090,523
=======================================================================================
0.15  PREFERRED STOCKS
0.15  TELECOMMUNICATIONS--LONG DISTANCE
      IXC Communications, Jr Exchangeable Pfd
        Series B Shrs(c), 12.500% (Cost $498,400)                  448        452,480
=======================================================================================
0.08  FIXED INCOME SECURITIES
0.08  CORPORATE BONDS
0.08  TELECOMMUNICATIONS--LONG DISTANCE
      ESAT Telecom Group PLC, Sr Step-up Notes,
        Zero Coupon(d) 2/1/2007 (Amortized Cost
        $221,159)                                        IE $  235,000        222,075
=======================================================================================
14.12 SHORT-TERM INVESTMENTS
8.15  COMMERCIAL PAPER
3.40  CONSUMER FINANCE
      Ford Motor Credit
        6.730%, 7/3/2000                                    $5,000,000      5,000,000
        6.710%, 7/5/2000                                    $5,000,000      5,000,000
=======================================================================================
                                                                           10,000,000
4.75  OIL & GAS RELATED
      Texaco Inc, 6.770%, 7/5/2000                         $14,000,000     14,000,000
=======================================================================================
        TOTAL COMMERCIAL PAPER (Cost $24,000,000)                          24,000,000
=======================================================================================
2.93  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund 6.489% (Cost $8,614,810)                8,614,810      8,614,810
=======================================================================================
3.04  REPURCHASE AGREEMENTS
      Repurchase  Agreement with State Street
      dated 6/30/2000 due 7/3/2000 at 6.400%,
      repurchased at $8,934,763 (Collateralized
      by US Treasury Inflationary Index Bonds,
      due 4/15/2028 at 3.625%, value  $9,666,675)
        (Cost $8,930,000)                                   $8,930,000      8,930,000
=======================================================================================

                                                    COUNTRY  SHARES OR
                                                    CODE IF   PRICIPAL
%     DESCRIPTION                                    NON US     AMOUNT          VALUE
---------------------------------------------------------------------------------------
      TOTAL SHORT-TERM INVESTMENTS (Cost $41,544,810)                    $ 41,544,810
=======================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $274,538,939)
        (Cost for Income Tax Purposes $276,119,912)                     $ 294,309,888
=======================================================================================

(a)  Security is non-income producing.

(b)  HOLDRs--Holding Company Depository Receipts.

(c) Security is a payment-in-kind (PIK) security. PIK securities may make interest payments in additional securities.

(d) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.


SUMMARY OF INVESTMENTS BY COUNTRY

                                                          % OF
                                       COUNTRY      INVESTMENT
COUNTRY                                   CODE      SECURITIES          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
Canada                                      CA           6.09%   $ 17,911,677
Finland                                     FI            2.08      6,123,336
Germany                                     GM            0.09        279,603
Hong Kong                                   HK            1.05      3,096,497
Ireland                                     IE            0.08        222,075
Israel                                      IS            0.12        362,900
Italy                                       IT            0.64      1,877,137
Japan                                       JA            1.69      4,979,349
Netherlands                                 NL            0.99      2,904,704
Republic of South Korea                     KS            0.19        551,581
Sweden                                      SW            0.76      2,242,099
Switzerland                                 SZ            0.18        534,750
United Kingdom                              UK            3.33      9,791,310
United States                               US           82.71    243,432,870
================================================================================
                                                       100.00%  $ 294,309,888
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                                     FINANCIAL
                                                                   DYNAMICS           SERVICES    HEALTH SCIENCES
                                                                       FUND               FUND               FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                   $125,739,460       $ 64,836,945      $ 126,714,932
===================================================================================================================
  At Value(a)                                                  $141,786,487       $ 67,325,717      $ 145,633,455
Cash                                                                    200              1,197                  0
Foreign Currency (Cost $0, $1,366, and $10,140, respectively)             0              1,412             10,498
Receivables:
  Investment Securities Sold                                        335,075            220,780             78,670
  Fund Shares Sold                                                2,173,777            493,822          7,879,414
  Dividends and Interest                                             16,409             88,807             33,682
Appreciation on Forward Foreign Currency Contracts                      983                  0                  0
Prepaid Expenses and Other Assets                                     8,292                238              8,007
===================================================================================================================
TOTAL ASSETS                                                    144,321,223         68,131,973        153,643,726
===================================================================================================================
LIABILITIES
Payables:
  Custodian                                                               0                  0                645
  Investment Securities Purchased                                 1,164,890            860,882          5,140,091
  Fund Shares Repurchased                                         1,603,194            369,594              3,316
Accrued Expenses and Other Payables                                   3,836              2,299              4,319
===================================================================================================================
TOTAL LIABILITIES                                                 2,771,920          1,232,775          5,148,371
===================================================================================================================
NET ASSETS AT VALUE                                            $141,549,303       $ 66,899,198      $ 148,495,355
===================================================================================================================
NET ASSETS
Paid-in Capital(b)                                             $129,994,240       $ 66,505,038      $ 139,783,233
Accumulated Undistributed Net Investment Income (Loss)              (5,942)            196,261            323,413
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions       (4,486,024)        (2,290,927)       (10,530,052)
Net Appreciation of Investment Securities
  and Foreign Currency Transactions                              16,047,029          2,488,826         18,918,761
===================================================================================================================
NET ASSETS AT VALUE                                            $141,549,303       $ 66,899,198      $ 148,495,355
===================================================================================================================
Shares Outstanding                                                6,590,711          6,038,732          7,794,305
NET ASSET VALUE, Offering and Redemption Price per Share       $      21.48       $      11.08      $       19.05
===================================================================================================================

(a) Investment securities at cost and value at June 30, 2000 include repurchase agreements of $6,727,000, $602,000 and $6,664,000 for Dynamics, Financial Services and Health Sciences Funds, respectively.

(b) The Fund has 1.5 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to Dynamics
     Fund, 100 million have been allocated to Financial Services Fund and 100 million have been allocated to Health Sciences Fund.

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                 TECHNOLOGY    TELECOMMUNICATIONS
                                                                       FUND                  FUND
---------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                   $431,384,222          $274,539,939
===================================================================================================
  At Value(a)                                                  $490,073,781          $294,309,888
Foreign Currency (Cost $7,626 and $24,360, respectively)              8,038                24,038
Receivables:
  Investment Securities Sold                                      1,371,176                24,677
  Fund Shares Sold                                                8,581,719             6,376,807
  Dividends and Interest                                             19,865                34,239
Prepaid Expenses and Other Assets                                    27,062                16,232
===================================================================================================
TOTAL ASSETS                                                    500,081,641           300,785,881
===================================================================================================
LIABILITIES
Payables:
  Custodian                                                          44,988                   969
  Investment Securities Purchased                                         0             6,927,043
  Fund Shares Repurchased                                         4,887,471             6,663,804
Accrued Expenses and Other Payables                                   7,419                 7,539
===================================================================================================
TOTAL LIABILITIES                                                 4,939,878            13,599,355
===================================================================================================
NET ASSETS AT VALUE                                            $495,141,763          $287,186,526
===================================================================================================
NET ASSETS
Paid-in Capital(b)                                             $468,533,922          $274,720,205
Accumulated Undistributed Net Investment Loss                     (503,954)             (101,874)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions      (31,578,167)           (7,202,428)
Net Appreciation of Investment Securities
  and Foreign Currency Transactions                              58,689,962            19,770,623
===================================================================================================
NET ASSETS AT VALUE                                            $495,141,763          $287,186,526
===================================================================================================
Shares Outstanding                                               11,529,937            15,754,767
NET ASSET VALUE, Offering and Redemption Price per Share       $      42.94          $      18.23
===================================================================================================

(a)  Investment securities at cost and value at June 30, 2000 include repurchase
     agreements   of   $9,342,000    and    $8,930,000    for   Technology   and
     Telecommunications Funds, respectively.

(b) The Fund has 1.5 billion authorized shares of common stock, par value $0.01 per share. Of such shares, 100 million have been allocated to Technology Fund and 100 million have been allocated to Telecommunications Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED


                                                                                     FINANCIAL             HEALTH
                                                                   DYNAMICS           SERVICES           SCIENCES
                                                                       FUND               FUND               FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                      $     35,701       $    272,951      $     111,952
Dividends from Affiliated Investment Companies                       48,731             25,246             69,793
Interest                                                            276,337            135,394            505,101
  Foreign Taxes Withheld                                              (708)            (2,161)            (1,596)
===================================================================================================================
  TOTAL INCOME                                                      360,061            431,430            685,250
===================================================================================================================
EXPENSES
Investment Advisory Fees                                            246,350            157,790            250,672
Transfer Agent Fees                                                   2,500              2,500              2,500
Administrative Services Fees                                         92,044             60,753             93,571
Custodian Fees and Expenses                                          17,835              7,343             14,463
Directors' Fees and Expenses                                          4,920              2,406              4,865
Interest Expenses                                                         0              8,073                117
Professional Fees and Expenses                                        8,836              6,943              9,293
Registration Fees and Expenses                                          119                 44                 54
Reports to Shareholders                                              11,649              5,505             11,976
Other Expenses                                                          493                372                517
===================================================================================================================
  TOTAL EXPENSES                                                    384,746            251,729            388,028
  Fees and Expenses Absorbed by Investment Adviser                  (1,028)              (430)              (302)
  Fees and Expenses Paid Indirectly                                (17,731)            (7,284)           (14,114)
===================================================================================================================
     NET EXPENSES                                                   365,987            244,015            373,612
===================================================================================================================
NET INVESTMENT INCOME (LOSS)                                        (5,926)            187,415            311,638
===================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                         (4,411,487)        (2,413,449)       (10,649,317)
  Foreign Currency Transactions                                           0           (12,034)           (35,473)
===================================================================================================================
     Total Net Realized Loss                                    (4,411,487)        (2,425,483)       (10,684,790)
===================================================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                          11,162,211          2,421,224         17,882,074
  Foreign Currency Transactions                                     (6,691)             21,620            127,700
===================================================================================================================
     Total Net Appreciation                                      11,155,520          2,442,844         18,009,774
===================================================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                   6,744,033             17,361          7,324,984
===================================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $  6,738,107       $    204,776       $  7,636,622
===================================================================================================================

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED


                                                                 TECHNOLOGY    TELECOMMUNICATIONS
                                                                       FUND                  FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                    $       87,224       $       182,298
Dividends from Affiliated Investment Companies                      188,716               114,817
Interest                                                            775,174               598,877
Foreign Taxes Withheld                                              (8,990)               (9,200)
  TOTAL INCOME                                                    1,042,124               886,792
===================================================================================================
EXPENSES
Investment Advisory Fees                                          1,106,009               713,709
Transfer Agent Fees                                                   2,500                 2,500
Administrative Services Fees                                        399,367               257,177
Custodian Fees and Expenses                                          28,631                26,963
Directors' Fees and Expenses                                          6,535                 5,877
Interest Expenses                                                     2,878                     0
Professional Fees and Expenses                                       12,823                 9,119
Registration Fees and Expenses                                          298                   224
Reports to Shareholders                                              16,229                 6,756
Other Expenses                                                        1,588                 1,076
===================================================================================================
  TOTAL EXPENSES                                                  1,576,858             1,023,401
  Fees and Expenses Absorbed by Investment Adviser                  (2,662)               (1,364)
  Fees and Expenses Paid Indirectly                                (28,192)              (25,240)
===================================================================================================
     NET EXPENSES                                                 1,546,004               996,797
===================================================================================================
NET INVESTMENT LOSS                                               (503,880)             (110,005)
===================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                        (32,337,362)           (7,626,876)
  Foreign Currency Transactions                                      44,154              (84,648)
===================================================================================================
     Total Net Realized Loss                                   (32,293,208)           (7,711,524)
===================================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                          37,030,424             7,427,975
  Foreign Currency Transactions                                     (2,203)             (433,060)
===================================================================================================
     Total Net Appreciation                                      37,028,221             6,994,915
===================================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                   4,735,013             (716,609)
===================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $    4,231,133          $  (826,614)
===================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                                                                  FINANCIAL SERVICES
                                                    DYNAMICS FUND                       FUND

                                           SIX MONTHS           YEAR       SIX MONTHS           PERIOD
                                                ENDED          ENDED            ENDED            ENDED
                                              JUNE 30    DECEMBER 31          JUNE 30      DECEMBER 31
--------------------------------------------------------------------------------------------------------
                                                 2000           1999             2000             1999
                                            UNAUDITED                       UNAUDITED         (Note 1)
OPERATIONS
Net Investment Income (Loss)             $    (5,926)   $      1,732     $    187,415       $    8,846
Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency
  Transactions                            (4,411,487)       (66,357)      (2,425,483)          134,556
Change in Net Appreciation of
  Investment Securities and Foreign
  Currency Transactions                    11,155,520      4,831,517        2,442,844           45,982
========================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                           6,738,107      4,766,892          204,776          189,384
========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                               0        (1,730)                0                0
In Excess of Net Investment Income                  0        (4,078)                0                0
========================================================================================================
TOTAL DISTRIBUTIONS                                 0        (5,808)                0                0
========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares             164,851,301     34,477,477      115,604,633       14,141,157
Reinvestment of Distributions                       0          5,808                0                0
========================================================================================================
                                          164,851,301     34,483,285      115,604,633       14,141,157
Amounts Paid for Repurchases of Shares   (59,707,112)    (9,885,578)     (58,089,144)      (5,399,608)
========================================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS            105,144,189     24,597,707       57,515,489        8,741,549
========================================================================================================
TOTAL INCREASE IN NET ASSETS              111,882,296     29,358,791       57,720,265        8,930,933
NET ASSETS
Initial Subscription (Note 1)                      --             --               --          248,000
Beginning of Period                        29,667,007        308,216        9,178,933               --
========================================================================================================
End of Period                            $141,549,303   $ 29,667,007     $ 66,899,198      $ 9,178,933
========================================================================================================
Accumulated Undistributed (Distributions
  in Excess of) Net Investment Income
  (Loss) Included in Net Assets at
  End of Period                          $    (5,942)   $       (16)     $    196,261      $     8,846

              -------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                      --             --          --                24,800
Shares Sold                                 7,970,318      2,115,404       10,608,778        1,317,359
Shares Issued from Reinvestment
  of Distributions                                  0            350                0               --
========================================================================================================
                                            7,970,318      2,115,754       10,608,778        1,342,159
Shares Repurchased                        (2,949,651)      (571,073)      (5,396,957)        (515,248)
========================================================================================================
NET INCREASE IN FUND SHARES                 5,020,667      1,544,681        5,211,821          826,911
========================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                              HEALTH SCIENCES FUND                 TECHNOLOGY FUND

                                           SIX MONTHS           YEAR       SIX MONTHS             YEAR
                                                ENDED          ENDED            ENDED            ENDED
                                              JUNE 30    DECEMBER 31          JUNE 30      DECEMBER 31
--------------------------------------------------------------------------------------------------------
                                                 2000           1999             2000             1999
                                            UNAUDITED                       UNAUDITED
OPERATIONS
Net Investment Income (Loss)             $    311,638   $     11,787   $    (503,880)      $  (51,696)
Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency
  Transactions                           (10,684,790)        169,272     (32,293,208)          857,691
Change in Net Appreciation of
  Investment Securities and Foreign
  Currency Transactions                    18,009,774        505,246       37,028,221       21,387,477
========================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                           7,636,622        686,305        4,231,133       22,193,472
========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                               0        (5,893)                0                0
========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares             181,790,233     19,779,104      550,794,642      103,325,672
Reinvestment of Distributions                       0          5,893                0                0
========================================================================================================
                                          181,790,233     19,784,997      550,794,642      103,325,672
Amounts Paid for Repurchases of Shares   (52,583,023)   (11,191,495)    (153,875,569)     (33,104,826)
========================================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS            129,207,210      8,593,502      396,919,073       70,220,846
========================================================================================================
TOTAL INCREASE IN NET ASSETS              136,843,832      9,273,914      401,150,206       92,414,318
NET ASSETS
Beginning of Period                        11,651,523      2,377,609       93,991,557        1,577,239
========================================================================================================
End of Period                            $148,495,355   $ 11,651,523   $  495,141,763      $93,991,557
========================================================================================================
Accumulated Undistributed
  Net Investment Income
  (Loss) Included in Net Assets at
  End of Period                          $    323,413   $     11,775   $    (503,954)      $      (74)

              --------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                10,202,346      1,318,340       12,753,554        3,731,704
Shares Issued from Reinvestment
  of Distributions                                  0            392                0                0
========================================================================================================
                                           10,202,346      1,318,732       12,753,554        3,731,704
Shares Repurchased                        (3,135,391)      (746,864)      (3,755,102)      (1,310,179)
========================================================================================================
NET INCREASE IN FUND SHARES                 7,066,955        571,868        8,998,452        2,421,525
========================================================================================================

See Notes to Financial Statements

INVESCO VARIABLE INVESTMENT FUNDS, INC.

                                                             TELECOMMUNICATIONS FUND
                                                          SIX MONTHS           PERIOD
                                                               ENDED            ENDED
                                                             JUNE 30      DECEMBER 31
---------------------------------------------------------------------------------------
                                                                2000             1999
                                                           UNAUDITED         (Note 1)
OPERATIONS
Net Investment Income (Loss)                           $   (110,005)   $        8,131
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                      (7,711,524)          509,096
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                        6,994,915       12,775,708
=======================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      (826,614)       13,292,935
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                            325,635,308       70,669,026
Amounts Paid for Repurchases of Shares                 (105,271,950)     (16,560,179)
=======================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                220,363,358       54,108,847
=======================================================================================
TOTAL INCREASE IN NET ASSETS                             219,536,744       67,401,782
NET ASSETS
Initial Subscription (Note 1)                                     --          248,000
Beginning of Period                                       67,649,782               --
=======================================================================================
End of Period                                          $ 287,186,526   $   67,649,782
=======================================================================================
Accumulated Undistributed Net Investment Income
  (Loss) Included in Net Assets at End of Period       $   (101,874)   $        8,131

         ------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                     --           24,800
Shares Sold                                               17,692,767        5,225,874
=======================================================================================
                                                          17,692,767        5,250,674
Shares Repurchased                                       (6,051,118)      (1,137,556)
=======================================================================================
NET INCREASE IN FUND SHARES                               11,641,649        4,113,118
=======================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Dynamics Fund, Financial Services Fund, Health Sciences Fund, Technology Fund and Telecommunications Fund (individually the "Fund" and collectively, the "Funds", presented herein), Blue Chip Growth Fund, Equity Income Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Total Return Fund and Utilities Fund. The investment objectives of the Funds are: To seek appreciation of capital for Dynamics Fund; to seek capital appreciation through investments in specific business sectors for Financial Services, Health Sciences and Technology Funds; and to seek capital appreciation and income on securities principally engaged in a specific business sector for Telecommunications Fund. Financial Services and Telecommunications Funds commenced investment operations on September 21, 1999. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are value at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Funds may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dynamics Fund incurred and elected to defer post-October 31 net capital losses of $250,619 to the year ended December 31, 2000. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions,
nontaxable   dividends,   net   operating   losses  and  expired   capital  loss
carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Dynamics Fund is based on the annual rate of 0.75% on the first $1 billion of average net assets; reduced to 0.60% on the next $1 billion of average net assets; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets in excess of $8 billion. The fee for Financial Services and Telecommunications Funds are based on the annual rate of 0.75% of average net assets. The fee for Health Sciences and Technology Funds are based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; reduced to 0.55% of average net assets in excess of $700 million; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets over $8 billion.

IFG receives a transfer agent fee of $5,000 per Fund per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by each Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                 PURCHASES           SALES
--------------------------------------------------------------------------------
Dynamics Fund                                     $113,210,064     $17,098,067
Financial Services Fund                             89,795,804      31,919,382
Health Sciences Fund                               141,338,407      56,956,405
Technology Fund                                    438,877,696      90,620,915
Telecommunications Fund                            221,736,009      27,683,311

There were no purchases and proceeds from sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                       GROSS           GROSS               NET
FUND                            APPRECIATION    DEPRECIATION      APPRECIATION
--------------------------------------------------------------------------------
Dynamics Fund                    $18,407,815      $2,783,762       $15,624,053
Financial Services Fund            3,418,183       2,493,905           924,278
Health Sciences Fund              15,437,179       1,686,952        13,750,227
Technology Fund                   70,709,015      16,518,767        54,190,248
Telecommunications Fund           38,788,013      20,598,037        18,189,976

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                    UNFUNDED
                                     PENSION         ACCRUED          PENSION
FUND                                EXPENSES   PENSION COSTS        LIABILITY
--------------------------------------------------------------------------------
Dynamics Fund                     $       25      $        0       $       40
Health Sciences Fund                      35               0               94
Technology Fund                          166               0              238
Telecommunications Fund                  120               0              160

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the six months ended June 30, 2000 for Financial Services Fund.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending Funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, there were no such borrowings and/or lendings for any Fund.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           SIX MONTHS                                PERIOD
                                                ENDED                                 ENDED
                                              JUNE 30   YEAR ENDED DECEMBER 31  DECEMBER 31
---------------------------------------------------------------------------------------------
                                                 2000        1999        1998       1997(a)
                                            UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period        $   18.90  $    12.15   $   10.34    $    10.00
=============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                (0.00)        0.00      (0.00)          0.02
Net Gains on Securities
  (Both Realized and Unrealized)                 2.58        6.75        1.98          0.32
=============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 2.58        6.75        1.98          0.34
=============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)          0.00        0.00        0.02          0.00
In Excess of Net Investment Income(c)            0.00        0.00        0.00          0.00
Distributions from Capital Gains                 0.00        0.00        0.15          0.00
=============================================================================================
TOTAL DISTRIBUTIONS                              0.00        0.00        0.17          0.00
=============================================================================================
Net Asset Value--End of Period              $   21.48  $    18.90   $   12.15    $    10.34
=============================================================================================

TOTAL RETURN(d)                             13.65%(e)      55.60%      19.35%      3.40%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)    $ 141,549  $   29,667   $     308    $      257
Ratio of Expenses to Average Net
  Assets(f)(g)                               0.56%(e)       1.26%       1.45%      0.52%(h)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(f)                 (0.01%)(e)       0.04%     (0.64%)      0.63%(h)
Portfolio Turnover Rate                        28%(e)         70%         55%        28%(e)

(a) From August 25, 1997, commencement of investment operations, through December 31, 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998.

(c) Distributions from net investment income and in excess of net investment income for the year ended December 31, 1999, aggregated less than $0.01 on a per share basis.

(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(e) Based on operations for the period shown and, accordingly, are not representative of a full year.

(f) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000, the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.58%, 2.25%, 14.76% and 34.18% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.03%), (0.95%), (13.95%) and (33.03%) (annualized), respectively.

(g) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(h)  Annualized

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     SIX MONTHS         PERIOD
                                                          ENDED          ENDED
                                                        JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000        1999(a)
                                                      UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                 $    11.10    $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.02           0.01
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (0.04)           1.09
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (0.02)           1.10
================================================================================
Net Asset Value--End of Period                       $    11.08    $     11.10
================================================================================

TOTAL RETURN(b)                                      (0.18%)(c)      11.00%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)             $   66,899    $     9,179
Ratio of Expenses to Average Net Assets(d)(e)          0.58%(c)       1.39%(f)
Ratio of Net Investment Income to Average
  Net Assets(d)                                        0.44%(c)       0.67%(f)
Portfolio Turnover Rate                                  87%(c)         37%(c)

(a) From September 21, 1999, commencement of investment operations, through December 31, 1999.

(b) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.59% and 2.48% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.43% and (0.42%)(annualized), respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           SIX MONTHS                                PERIOD
                                                ENDED                                 ENDED
                                              JUNE 30   YEAR ENDED DECEMBER 31  DECEMBER 31
---------------------------------------------------------------------------------------------
                                                 2000        1999        1998       1997(a)
                                            UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period       $    16.02  $    15.29   $   11.04    $    10.00
=============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income                            0.03        0.02        0.05          0.10
Net Gains on Securities
  (Both Realized and Unrealized)                 3.00        0.72        4.66          0.94
=============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 3.03        0.74        4.71          1.04
=============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income             0.00        0.01        0.03          0.00
Distributions from Capital Gains                 0.00        0.00        0.34          0.00
In Excess of Net Realized Gains                  0.00        0.00        0.09          0.00
=============================================================================================
TOTAL DISTRIBUTIONS                              0.00        0.01        0.46          0.00
=============================================================================================
Net Asset Value--End of Period              $   19.05  $    16.02   $   15.29    $    11.04
=============================================================================================

TOTAL RETURN(c)                             18.91%(d)       4.86%      42.85%     10.40%(d)

RATIOS

Net Assets--End of Period ($000 Omitted)    $ 148,495  $   11,652   $   2,378    $      423
Ratio of Expenses to Average Net
  Assets(e)(f)                               0.58%(d)       1.48%       1.27%      0.60%(g)
Ratio of Net Investment Income to
  Average Net Assets (e)                     0.46%(d)       0.36%       0.35%      2.34%(g)
Portfolio Turnover Rate                       111%(d)        173%        107%       112%(d)

(a) From May 22, 1997, commencement of investment operations, through December, 31 1997.

(b) The per share information was computed based on average shares for the period ended December 31, 1997.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(d) Based on operations for the periods shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000, the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.58%, 2.85%, 4.20% and 21.45% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.46%, (1.01%), (2.58%) and (18.51%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           SIX MONTHS                                PERIOD
                                                ENDED                                 ENDED
                                              JUNE 30   YEAR ENDED DECEMBER 31  DECEMBER 31
---------------------------------------------------------------------------------------------
                                                 2000        1999        1998       1997(a)
                                            UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period        $   37.13  $    14.34   $   11.49    $    10.00
=============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                (0.04)      (0.00)      (0.03)          0.05
Net Gains on Securities
  (Both Realized and Unrealized)                 5.85       22.79        2.96          1.44
=============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 5.81       22.79        2.93          1.49
=============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income             0.00        0.00        0.01          0.00
In Excess of Net Investment Income               0.00        0.00        0.01          0.00
Distributions from Capital Gains                 0.00        0.00        0.06          0.00
=============================================================================================
TOTAL DISTRIBUTIONS                              0.00        0.00        0.08          0.00
=============================================================================================
Net Asset Value--End of Period              $   42.94  $    37.13   $   14.34    $    11.49
=============================================================================================

TOTAL RETURN(c)                             15.65%(d)     158.93%      25.69%     14.80%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)    $ 495,142  $   93,992   $   1,577    $      414
Ratio of Expenses to Average Net
  Assets(e)(f)                               0.53%(d)       1.31%       1.40%      0.48%(g)
Ratio of Net Investment Income (Loss)
  to Average Net Assets (e)                (0.17%)(d)     (0.40%)     (0.14%)      0.95%(g)
Portfolio Turnover Rate                        34%(d)         95%        239%       102%(d)

(a) From May 21, 1997, commencement of investment operations, through December, 31 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended December 31, 1999.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000, the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.53%, 1.52%, 6.47% and 19.25% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.17%), (0.61%), (5.21%) and (17.82%) (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                     SIX MONTHS         PERIOD
                                                          ENDED          ENDED
                                                        JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                           2000        1999(a)
                                                      UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                 $    16.45    $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                          (0.01)           0.00
Net Gains on Securities
  (Both Realized and Unrealized)                           1.79           6.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           1.78           6.45
================================================================================
Net Asset Value--End of Period                       $    18.23    $     16.45
================================================================================

TOTAL RETURN(c)                                       10.82%(d)      64.50%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)             $  287,187    $    67,650
Ratio of Expenses to Average Net Assets(e)(f)          0.53%(d)       1.27%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets (e)                             (0.06%)(d)       0.11%(g)
Portfolio Turnover Rate                                  16%(d)         15%(d)

(a) From September 21, 1999, commencement of investment operations, to December 31, 1999.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended December 31, 1999.

(c) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(d) Based on operations for the periods shown and, accordingly, are not representative of a full year.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000 and the period ended December 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.53% and 1.28% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (0.06%) and 0.10% (annualized), respectively.

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g) Annualized

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[INVESCO ICON] INVESCO FUNDS

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